UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5011

Name of Fund:  CMA Multi-State Municipal Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, CMA Multi-State Municipal Series Trust, 800 Scudders Mill
     Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/04 - 09/30/04

Item 1 - Report to Stockholders


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www.mlim.ml.com


CMA Registered Trademark Multi-State
Municipal Series Trust

CMA Registered Trademark Arizona Municipal Money Fund

CMA Registered Trademark California Municipal Money Fund

CMA Registered Trademark Connecticut Municipal Money Fund

CMA Registered Trademark Massachusetts Municipal Money Fund

CMA Registered Trademark Michigan Municipal Money Fund

CMA Registered Trademark New Jersey Municipal Money Fund

CMA Registered Trademark New York Municipal Money Fund

CMA Registered Trademark North Carolina Municipal Money Fund

CMA Registered Trademark Ohio Municipal Money Fund

CMA Registered Trademark Pennsylvania Municipal Money Fund


Semi-Annual Report
September 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



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CMA Multi-State Municipal Series Trust


Officers and Trustees


Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Edward J. Andrews, Vice President
Steven T. Lewis, Vice President
Darrin J. SanFillippo, Vice President
Kevin A. Schiatta, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*


*For inquiries regarding your CMA account, call 800-CMA-INFO (800-262-4636).


Fund Address
CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011



Table of Contents

Officers and Trustees                                            2
A Letter From the President                                      3
A Discussion With the Funds' Portfolio Managers                  4
Portfolio Holdings                                               8
Disclosure of Expenses                                           9
Schedule of Investments:
   CMA Arizona Municipal Money Fund                             10
   CMA California Municipal Money Fund                          12
   CMA Connecticut Municipal Money Fund                         17
   CMA Massachusetts Municipal Money Fund                       19
   CMA Michigan Municipal Money Fund                            22
   CMA New Jersey Municipal Money Fund                          25
   CMA New York Municipal Money Fund                            28
   CMA North Carolina Municipal Money Fund                      35
   CMA Ohio Municipal Money Fund                                38
   CMA Pennsylvania Municipal Money Fund                        43
Financial Statements                                            48
Financial Highlights                                            56
Notes to Financial Statements                                   62



CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate three times in the past several months, from 1% to 1.75%. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here, anxiously absorbing every bit of economic data and Fed innuendo.

While any market jitters associated with the presidential election should subside after November, the effect of oil prices is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical crises are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, short-term tax-exempt bond yields generally moved higher over the past six months. The yield on seven-day variable rate instruments, as measured by the Bond Market Association Municipal Swap Index, rose from 1.01% on March 31, 2004, to 1.69% on September 30, 2004. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, we are pleased to introduce a new format for your shareholder report. By consolidating several state CMA funds into one report, we have achieved efficiencies in production and mailing, and the associated cost savings are passed on to Fund shareholders. The new report also is organized so that the information that is important to you is easy to find and simple to read. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004




A Discussion With the Funds' Portfolio Managers


The Funds provided shareholders with competitive tax-exempt yields, benefiting from an emphasis on fixed rate securities and a slightly longer-than-average portfolio maturity.


How did the CMA state-specific municipal money funds perform during the period?

During the past six months, the 10 CMA tax-exempt municipal money funds provided highly competitive yields relative to their respective iMoneyNet peer group. In general, we were able to achieve this performance through an overweight position in fixed rate notes, which have maturities of up to 13 months. These longer-term investments offered more attractive yields than their shorter counterparts in an environment characterized by an already steep yield curve and rising interest rates. In addition, tax-season redemption activity in the municipal market was lower than in past years - a factor that kept yields on variable rate securities low, allowing the yield curve to maintain its positive slope. Thus, we were able to pursue a weighted average portfolio maturity modestly longer than neutral, which contributed to the Funds' performance in the past six months.

The following table details the Funds' net annualized yields for the six months ended September 30, 2004 and seven-day yields as of September 30, 2004.


                                          Net
                                   Annualized       Seven-Day
Funds                                   Yield           Yield

CMA Arizona                              .46%           .80%
CMA California                           .61            .95
CMA Connecticut                          .45            .76
CMA Massachusetts                        .47            .83
CMA Michigan                             .53            .87
CMA New Jersey                           .53            .85
CMA New York                             .59            .92
CMA North Carolina                       .47            .78
CMA Ohio                                 .50            .82
CMA Pennsylvania                         .51            .79


Describe market and economic conditions during the past six months.

At the start of the period, the U.S. economy seemed to be on solid footing and inflation expectations were high. Employment growth, which had been stubbornly weak, surged between April and June 2004, and gross domestic product (GDP) expanded at a healthy annualized rate of 4.5% in the first quarter of 2004. In response to the robust economic growth and improving jobs data, the Federal Reserve Board (the Fed) abandoned its long-accommodative monetary policy in an effort to target more "neutral" short-term interest rates. The Fed raised interest rates 25 basis points (.25%) at each of its meetings in June, August and September, bringing the Federal Funds target rate to 1.75% at period end.

Although we entered a period of rising short-term interest rates, the increase was widely anticipated by the market, and short-term tax-exempt yields adjusted accordingly. By mid May, yields on fixed-rate notes had risen more than 100 basis points (1%) from the beginning of the period in response to the perceived economic strength.

As the period neared its end, the sustainability of the economic expansion began to come into question. GDP growth slowed to 3.3% in the second quarter of 2004. Core inflation remained relatively tame - between 1.5% and 2% - as increased productivity and the effects of global competition made it difficult for companies to pass price hikes on to consumers. Rising energy prices led to a steep decline in consumer spending, which began to adversely affect employment conditions in the last three months of the period. Nevertheless, business capital spending and export activity expanded at a record pace. We expect this strength to continue, which should lead to improved hiring in the months ahead. GDP is estimated at approximately 4% for the third quarter of 2004.


State-specific conditions

While national trends have an important influence on the municipal market, each Fund is also influenced by state-specific economic conditions. Following is a state-by-state summary.


Arizona

Arizona's economy expanded rapidly during the past six months, driven primarily by strong population growth and a rebound in tourism. The economy's progress helped industries such as construction, retail and finance, while defense companies continued to benefit from ongoing military operations in the Middle East. The state's technology industry, however, continued to underperform. Manufacturing payrolls shrunk year-over-year, with some of the deepest cuts in semiconductor manufacturing. Because of a slowdown in China's economy, technology exports to Asia fell sharply in the first half of 2004 after rising the previous year. China's economic growth had been a major factor in sustaining Arizona's high-tech industry during the 1990s. A prolonged slowdown could continue to have a negative effect on the state's technology sector.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004



Arizona's revenue collections for the 2004 fiscal year were better than expected and helped generate a $384 million balance in the state's general fund. Moreover, recurring general fund revenues were projected to increase 8.3% and add about $60 million to Arizona's budget stabilization fund by the end of the 2005 fiscal year.


California

During the past six months, economic conditions in California continued to strengthen. The improvement was reflected in the state's unemployment rate, which declined from 6.2% at the beginning of the period to 5.8% in August 2004, the most recent month for which information is available. Some of the strongest economic gains were made in the defense, electronics and aviation industries.

California's state legislature passed its fiscal year 2005 budget during the period. Despite increased revenue collections, the state's current $105 billion budget was balanced only through the use of short-term fixes and deferrals. Lawmakers chose to delay the difficult budget decisions that eventually will be necessary to eliminate a $6 billion structural imbalance. Finally, California issued its annual revenue anticipation notes at the end of the period. The $6 billion in notes was well received by the market and satisfied the state's short-term borrowing needs through June 2005.


Connecticut

Employment in Connecticut remained solid during the past six months. The state's jobless rate held steady at 4.6% and, at the end of August 2004, was well below the national level of 5.4%. During the period, due to increased state spending, Connecticut's comptroller lowered the state's estimated budget surplus for the current fiscal year to $66 million, down $8.5 million. The downward revision occurred despite an overall increase in tax collections. The housing sector was a significant area of strength in the Connecticut economy during the past six months, with revenues from the state's real estate conveyance tax exceeding projections by $16 million as of July 2004.


Massachusetts

Massachusetts' economy continued to improve during the period, but has yet to reach prior growth levels. Production has been growing, boosted by defense spending and a rebound in exports. Consumer confidence in the commonwealth also increased but remained tentative, primarily because of a lackluster labor market. Although job growth has remained below its pre-recession peak, the commonwealth's reported tax revenues were stronger than expected, suggesting that further employment gains may be forthcoming. Lastly, the Massachusetts housing market may be cooling, as home prices posted their smallest increase since 1997 on a year-to-date basis. Despite this trend, housing prices in the commonwealth are still up more than 90% over the past five years.


Michigan

Michigan's economy finally began to show signs of recuperation during the six-month period. In particular, revenue collections picked up and the state's job market appeared to stabilize. As is typical in the early stages of an economic recovery, most of the state's job gains have been in business and professional services, including temporary workers. Other positive economic indicators included strong retail and home sales, double-digit growth in residential construction and improving credit conditions.

Despite the economic improvements, Michigan's fiscal situation remains challenged. The state's proposed budget for the 2005 fiscal year includes an estimated $1.3 billion shortfall, which is attributed to a moderate economic forecast and reduced federal funding. Taxes on cigarettes and casinos are adding to the state's revenue collections. The cigarette tax, which became effective in July, generated an estimated $97 million in fiscal year 2004 and is estimated to provide $313 million for fiscal year 2005. The casino tax increase is expected to generate just over $50 million in additional revenues in fiscal year 2005. Nevertheless, Michigan likely will face another round of budget cuts.


New Jersey

The jobs picture in New Jersey continued to strengthen. At the end of August 2004, the state's unemployment rate was 4.8%, down from 5.3% five months earlier. Nevertheless, the credit rating on New Jersey's general obligation debt came under pressure, as state legislators proved reluctant to address a growing structural budget imbalance. In recent years, lawmakers have relied on one-time, nonrecurring revenue sources to balance the budget. The current budget, for example, was balanced through deficit bonds issued through the New Jersey Economic Development Authority, while prior budgets relied on securities backed by tobacco-industry revenues. Before they consider raising their credit ratings on New Jersey debt, the rating agencies will look for a more proactive deficit-reduction approach from the state legislature.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004



Midway through the period, New Jersey issued its annual tax and revenue anticipation notes. The $1.5 billion in financing was well received by the market and satisfied New Jersey's short-term borrowing needs through June 2005.

Finally, in early August, Governor James McGreevey made a stunning resignation announcement. The governor's resignation is effective
November 15, 2004.


New York

New York's economy continued to exhibit modest growth, led by retail sales, a still-strong real estate sector, and continued growth in construction and manufacturing activity. As of August 2004, the state's unemployment rate stood at approximately 5.8%, slightly above the national average of 5.4%. Job growth in New York is expected to remain modest in the coming year. The economy of New York City has continued to perform well as hotel occupancy rates remained strong and tourism continued to expand, helping the city's retailers. Expectations for a strong holiday shopping season should further support state revenues. However, New York continues to project budget shortfalls for future years, making fiscal responsibility an important priority.


North Carolina

North Carolina's economy continued to improve throughout the six-month period. The broad-based recovery was fueled by rising demand for consumer goods and business equipment and services. In addition, construction payrolls were larger than in the previous year, driven in part by increases in permit requests and home building. The manufacturing sector has yet to fully turn around, but losses in this area have slowed substantially. North Carolina's labor market also has improved during the past year, leading to healthy income growth and declining personal bankruptcy filings. The state's tourism industry also has helped the economy and now accounts for almost 10% of state employment. Tax breaks included in the current state budget have made North Carolina a more attractive place to do business.

After several difficult years, the state's fiscal situation finally has begun to improve. Results for the 2004 fiscal year were shaped by solid revenue collections, a recovering economy and restraint in new spending. North Carolina's 2004-2005 budget was signed into law in June 2004 and balanced through a combination of revenue enhancements and spending cuts.


Ohio
Economic data indicates that Ohio has been emerging from recession, although it is too early to tell whether the economic improvement is self-sustaining. The state's massive manufacturing job losses have eased, and we're seeing hopeful signs of job creation. Ohio's economy has benefited from strong manufactured goods output and underlying productivity growth, which have translated into strong growth in personal incomes and improving corporate profit margins. Ohio, in the midst of shifting away from manufacturing and toward a more diversified economy, has expanded into the service industry. While this expansion has fueled job creation, the service-oriented jobs have tended to be lower-paying than those lost in the manufacturing sector.

Overall, Ohio has experienced a rebound in tax revenues, which has been a result of improving personal income growth. In addition, the state's sales tax collection has shown marked improvement, suggesting that consumer spending is reviving.


Pennsylvania

Pennsylvania's economy began to show signs of recovery over the past six months. Statewide, payrolls increased during the final three months of the reporting period, and layoff announcements declined sharply. Most of the payroll gains were concentrated in construction and professional services, with manufacturing payrolls continuing to decline. Pennsylvania legislators recently approved a new stimulus plan to help rebuild older communities and finance business development efforts. The commonwealth's fiscal health continued to improve as tax revenue collections remained solid. Revenues exceeded estimates by nearly 3%. Thanks to better-than-expected corporate and personal income tax receipts, the state ended the 2004 fiscal year with a $267 million surplus, 25% of which must, by state law, be transferred to Pennsylvania's budget-stabilization fund. The strong growth in revenues also enabled the commonwealth to restore roughly $250 million in intergovernmental transfer proceeds, which provides for shifting funds from the state level to cities and towns in need. Pennsylvania's budget for fiscal year 2005 assumes revenue growth of 4.5%. The growth is expected to come from a full year of tax collections following December 2003 tax-law changes, and a modestly improving national economy.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004



How were the portfolios managed during the six-month period?

We positioned the portfolios with maturities somewhat longer than those of their respective peers. Yields on short-term tax-exempt securities moved rapidly higher between April and June, and we saw this as an opportunity to purchase attractively valued fixed rate notes. The purchase of the longer-dated securities (versus shorter-maturity variable rate notes) seemed prudent, as it appeared the market was pricing in a more aggressive series of interest rate hikes from the Fed than was warranted. Our positioning greatly enhanced the Funds' performance in the second half of the period, as economic growth slowed and the market concluded that the Fed had gotten ahead of itself in fighting inflation. Overall, yields on fixed rate securities moved during the period from approximately 1.75% toward 1.50%, and then back again. The volatility reflected investors' concerns about the strength and viability of the nation's economic expansion.

While we continued to overweight fixed rate notes throughout the period, we did generally reduce the portfolios' average maturities by period end. As we shift from an environment of falling interest rates to one of rising rates, conventional wisdom tells us that a somewhat more cautious approach is warranted. Another notable change during the period was our reduction of the Funds' position in tax-exempt commercial paper, which we had used as a vehicle to lock in rates for a desired period of time. Instead, we favored variable rate demand notes to provide a hedge against rising interest rates. This approach resulted in a "barbell" structure for the Funds, with longer fixed-rate notes balanced by very short-term variable rate securities.


How would you characterize the Funds' positioning at the close of the period?

Despite our modest decrease in average maturity, the Funds were still positioned slightly longer than neutral at period end. We believe this stance is justified, as it provides a clear yield advantage, and it appears the market has aggressively priced in its expectations for further interest rate hikes from the Fed. In addition, the final months of the calendar year are traditionally a period of low new issuance in the short-term tax-exempt market. This adds to the value of holding fixed-rate notes. Similarly, demand for tax-exempt securities typically is very strong at the beginning of each year, causing the short-term yield curve to steepen - again making a strong case for holding fixed-rate notes and maintaining a somewhat longer maturity.

We expect to maintain our current positioning while we monitor economic and inflation statistics for indications of future Fed policy. While additional interest rate hikes are anticipated, the Fed has consistently indicated that future increases are likely to be implemented at a "measured" pace. In light of the current high oil prices and the potential impact on the economy, we believe the Fed is likely to interrupt its campaign of raising interest rates late this year or early in 2005 as it assesses the economy's strength.


Edward J. Andrews
Vice President and Portfolio Manager
CMA New York Municipal Money Fund


Steven T. Lewis
Vice President and Portfolio Manager
CMA California Municipal Money Fund
CMA Connecticut Municipal Money Fund
CMA New Jersey Municipal Money Fund


Darrin J. SanFillippo
Vice President and Portfolio Manager
CMA Arizona Municipal Money Fund
CMA Michigan Municipal Money Fund
CMA North Carolina Municipal Money Fund
CMA Pennsylvania Municipal Money Fund


Kevin A. Schiatta
Vice President and Portfolio Manager
CMA Massachusetts Municipal Money Fund
CMA Ohio Municipal Money Fund


October 18, 2004



CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Portfolio Holdings*


CMA Arizona Municipal Money Fund


                                               Percent of
                                              Market Value

Variable Rate Demand Obligations                  72.4%
Fixed Rate Notes                                  14.1
Put Bonds                                          8.6
Tax-Exempt Commercial Paper                        4.9



CMA California Municipal Money Fund


                                               Percent of
                                              Market Value

Variable Rate Demand Obligations                  70.4%
Fixed Rate Notes                                  19.0
Tax-Exempt Commercial Paper                        9.1
Put Bonds                                          1.5



CMA Connecticut Municipal Money Fund


                                               Percent of
                                              Market Value

Variable Rate Demand Obligations                  65.8%
Fixed Rate Notes                                  17.2
Tax-Exempt Commercial Paper                       12.7
Put Bonds                                          4.3



CMA Massachusetts Municipal Money Fund


                                               Percent of
                                              Market Value

Variable Rate Demand Obligations                  76.8%
Fixed Rate Notes                                  21.5%
Tax-Exempt Commercial Paper                        1.7%



CMA Michigan Municipal Money Fund


                                               Percent of
                                              Market Value

Variable Rate Demand Obligations                  78.7%
Fixed Rate Notes                                   9.5
Put Bonds                                          8.3
Tax-Exempt Commercial Paper                        3.5



CMA New Jersey Municipal Money Fund


                                               Percent of
                                              Market Value

Variable Rate Demand Obligations                  69.1%
Fixed Rate Notes                                  20.7
Tax-Exempt Commercial Paper                        7.4
Put Bonds                                          2.8



CMA New York Municipal Money Fund


                                               Percent of
                                              Market Value

Variable Rate Demand Obligations                  67.9%
Fixed Rate Notes                                  24.7
Tax-Exempt Commercial Paper                        3.8
Put Bonds                                          3.6



CMA North Carolina Municipal Money Fund


                                               Percent of
                                              Market Value

Variable Rate Demand Obligations                  73.2%
Fixed Rate Notes                                  15.5
Put Bonds                                         11.3



CMA Ohio Municipal Money Fund


                                               Percent of
                                              Market Value

Variable Rate Demand Obligations                  69.6%
Fixed Rate Notes                                  28.6
Put Bonds                                          1.8



CMA Pennsylvania Municipal Money Fund


                                               Percent of
                                              Market Value

Variable Rate Demand Obligations                  68.0%
Put Bonds                                         11.9
Fixed Rate Notes                                  11.0
Tax-Exempt Commercial Paper                        9.1


*Based on total market value of each portfolio as of September 30, 2004. Investments are valued at amortized cost, which approximates market.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004



Disclosure of Expenses


Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2004 and held through September 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                   Beginning            Ending          During the Period*     Annualized
                                                 Account Value      Account Value       April 1, 2004 to        Expense
                                                 April 1, 2004    September 30, 2004    September 30, 2004       Ratio
Actual

CMA Arizona                                          $1,000           $1,002.30               $3.71               .74%
CMA California                                       $1,000           $1,003.10               $2.86               .57%
CMA Connecticut                                      $1,000           $1,002.30               $3.36               .67%
CMA Massachusetts                                    $1,000           $1,002.30               $3.51               .70%
CMA Michigan                                         $1,000           $1,002.70               $3.51               .70%
CMA New Jersey                                       $1,000           $1,002.70               $3.11               .62%
CMA New York                                         $1,000           $1,003.00               $2.86               .57%
CMA North Carolina                                   $1,000           $1,002.40               $3.61               .72%
CMA Ohio                                             $1,000           $1,002.50               $3.51               .70%
CMA Pennsylvania                                     $1,000           $1,002.50               $3.46               .69%

Hypothetical (5% annual return before expenses)**

CMA Arizona                                          $1,000           $1,021.36               $3.75               .74%
CMA California                                       $1,000           $1,022.21               $2.89               .57%
CMA Connecticut                                      $1,000           $1,021.71               $3.40               .67%
CMA Massachusetts                                    $1,000           $1,021.56               $3.55               .70%
CMA Michigan                                         $1,000           $1,021.56               $3.55               .70%
CMA New Jersey                                       $1,000           $1,021.96               $3.14               .62%
CMA New York                                         $1,000           $1,022.21               $2.89               .57%
CMA North Carolina                                   $1,000           $1,021.46               $3.65               .72%
CMA Ohio                                             $1,000           $1,021.56               $3.55               .70%
CMA Pennsylvania                                     $1,000           $1,021.61               $3.50               .69%

 * Expenses for each Fund are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments                                          CMA Arizona Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Arizona--99.3%

        $10,300   Apache County, Arizona, IDA, IDR (Tucson Electric Power Co.), VRDN, Series 83-A, 1.75%
                  due 12/15/2018 (d)                                                                            $    10,300

          5,500   Arizona School District, TAN, Financing Program, COP, 3% due 7/30/2005                              5,570

          5,300   Arizona School Facilities Board Revenue Refunding Bonds, PUTTERS, VRDN, Series 483, 1.55%
                  due 7/01/2012 (a)(d)                                                                                5,300

          1,295   Arizona State, COP, Refunding, 5% due 3/01/2005 (b)                                                 1,316

                  Arizona State Transportation Board, Excise Tax Revenue Bonds (Maricopa County Regional
                  Area Road Fund):
          1,500       5% due 7/01/2005                                                                                1,539
          2,000       5.75% due 7/01/2005                                                                             2,063

          5,650   Arizona State Transportation Board Revenue Bonds, GAN, 5% due 1/01/2005                             5,705

          2,515   Arizona Tourism and Sports Authority, Tax Revenue Bonds, ROCS, VRDN, Series II-R-2134,
                  1.57% due 7/01/2021 (b)(d)                                                                          2,515

          2,250   Avondale, Arizona, IDA, IDR, Refunding (National Health Investors), VRDN, 1.55% due
                  12/01/2014 (d)                                                                                      2,250

          2,350   Casa Grande, Arizona, IDA, IDR (Price Companies Inc. Project), VRDN, AMT, Series A,
                  1.60% due 12/01/2017 (d)                                                                            2,350

          1,105   Chandler, Arizona, IDA, IDR (Red Rock Stamping Company Project), VRDN, AMT, 1.64% due
                  2/01/2020 (d)                                                                                       1,105

          6,000   Cochise County, Arizona, Pollution Control Corporation, Solid Waste Disposal Revenue
                  Bonds (Arizona Electric Power Cooperative Inc. Project), Puts, AMT, 1.55% due 9/01/2024 (d)         6,000

            700   Coconino County, Arizona, Pollution Control Corporation Revenue Bonds (Arizona Public
                  Service Co. Project), VRDN, AMT, 1.65% due 11/01/2033 (d)                                             700

          7,000   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds, PUTTERS, VRDN,
                  Series 420, 1.57% due 1/01/2010 (d)                                                                 7,000

          5,175   Maricopa County, Arizona, IDA, IDR (Trans-Matic Manufacturing Production Project), VRDN,
                  AMT, 1.57% due 10/01/2026 (d)                                                                       5,175

                  Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN, AMT (d)(e):
          2,540       (Las Gardenias Apartments LP Project), Series A, 1.55% due 4/15/2033                            2,540
          3,600       (San Martin Apartments Project), Series A-1, 1.55% due 6/15/2035                                3,600
          4,000       (San Remo Apartments Project), 1.55% due 9/15/2035                                              4,000
          5,000       (Villas Solanas Apartments), Series A, 1.55% due 11/15/2032                                     5,000

                  Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds:
         13,464       FLOATS, VRDN, AMT, Series 707, 1.64% due 12/01/2036 (d)                                        13,465
          6,859       Series A, 1.711% due 9/01/2005                                                                  6,859

          4,000   Phoenix, Arizona, CP, 1.09% due 11/10/2004                                                          4,000

                  Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (d):
          1,000       (Bell Square Apartments Project), 1.75% due 6/01/2025                                           1,000
          8,420       (Mariners Pointe Apartments Project), AMT, Series A, 1.79% due 10/01/2023                       8,420

                  Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (d):
          4,000       (Paradise Lakes Apartments Project), 1.75% due 7/01/2025                                        4,000
          3,800       (Westward Housing Apartments Project), AMT, Series A, 1.66% due 4/01/2033                       3,800


Portfolio Abbreviations


ACES SM    Adjustable Convertible Extendible Securities
AMT        Alternative Minimum Tax (subject to)
ARCS       Auction Rate Certificates
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
FLOATS     Floating Rate Securities
GAN        Grant Anticipation Notes
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
MERLOTS    Municipal Extendible Receipt Liquidity Option
           Tender Securities
M/F        Multi-Family
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
PUTTERS    Puttable Tax-Exempt Receipts
RAN        Revenue Anticipation Notes
ROCS       Reset Option Certificates
SAN        State Aid Notes
S/F        Single-Family
TAN        Tax Anticipation Notes
TEAMS      Tax-Exempt Adjustable Municipal Securities
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes



CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (concluded)                              CMA Arizona Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Arizona (concluded)

                  Phoenix, Arizona, IDA, Revenue Bonds, VRDN, AMT (d):
        $ 1,000       (Safeway Inc. Ice Cream Plant Project), 1.70% due 4/01/2005                               $     1,000
          2,915       (Swift Aviation Services Inc. Project), 1.74% due 7/01/2024                                     2,915

          8,200   Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT, VRDN, Series A, 1.682% due
                  7/01/2005 (d)                                                                                       8,200

          2,895   Pima County, Arizona, GO, 5% due 7/01/2005 (f)                                                      2,970

          1,500   Pima County, Arizona, IDA, IDR, Refunding (Brush Wellman Inc. Project), VRDN, 1.58%
                  due 9/01/2009 (d)                                                                                   1,500

                  Pima County, Arizona, IDA, Revenue Bonds, VRDN (d):
          4,770       (Lease Purchase), 1.65% due 6/01/2007                                                           4,770
          2,100       (Tohono Chul Ok Project), 1.70% due 8/01/2036                                                   2,100

            875   Pima County, Arizona, IDA, S/F Mortgage Revenue Bonds, VRDN, 1.82% due 2/04/2012 (d)                  875

                  Salt River Project, Arizona, Agricultural Improvement and Power District, Electric
                  System Revenue Refunding Bonds:
          2,500       Series A, 5% due 1/01/2005                                                                      2,524
            540       Series A, 5.50% due 1/01/2005                                                                     546
            500       Series D, 5.80% due 1/01/2005                                                                     505

          3,900   Special Fund of Industrial Arizona, CP, 1.95% due 10/06/2004                                        3,900

          1,000   Tucson, Arizona, Airport Authority Inc., Special Revenue Bonds (LearJet Inc.), VRDN,
                  AMT, Series A, 1.65% due 9/01/2028 (d)                                                              1,000

          2,260   Tucson, Arizona, IDA, IDR (Fluoresco Old Nogales Project), VRDN, AMT, 1.70% due
                  8/01/2025 (d)                                                                                       2,260

          3,590   Tucson, Arizona, IDA, Revenue Bonds (United Way Capital Corporation Project), VRDN,
                  1.71% due 6/01/2021 (d)                                                                             3,590

                  University of Arizona, COP, VRDN (a)(d):
          1,100       (Main Campus & Research), Series A, 1.70% due 6/01/2025                                         1,100
          4,015       Series RR-II-R-243, 1.57% due 6/01/2015                                                         4,015


Puerto Rico--0.9%

          1,495   Puerto Rico Public Finance Corporation Revenue Bonds, FLOATS, VRDN, Series 911,
                  1.51% due 8/01/2026 (c)(d)                                                                          1,495

                  Total Investments (Cost--$160,837*)--100.2%                                                       160,837
                  Liabilities in Excess of Other Assets--(0.2%)                                                       (393)
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $   160,444
                                                                                                                ===========

              (a) AMBAC Insured.

              (b) MBIA Insured.

              (c) CIFG Insured.

              (d) The interest rate is subject to change periodically based upon prevailing market rates.
                  The interest rate shown is the rate in effect at September 30, 2004.

              (e) FNMA Collateralized.

              (f) FSA Insured.

                * Cost for federal income tax purposes.

                  See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments                                       CMA California Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
California--99.1%

        $ 6,495   ABN Amro Munitops Certificates Trust, California, GO, Refunding, VRDN, Series 2003-1,
                  1.71% due 2/01/2010 (a)(d)                                                                    $     6,495

                  ABN Amro Munitops Certificates Trust, California, VRDN (a):
         10,045       GO, Series 2003-9, 1.30% due 12/22/2004 (b)                                                    10,045
         16,912       Series 1998-17, 1.71% due 7/05/2006 (c)                                                        16,912
          5,000       Series 1998-25, 1.71% due 7/05/2006 (c)                                                         5,000
          5,373       Series 1999-7, 1.73% due 7/04/2007 (b)                                                          5,373

         10,000   Abag Finance Authority For Non-Profit Corporations, California, Lease Revenue Bonds,
                  Pass-Thru Obligations, VRDN, Series A, 1.60% due 7/01/2008 (a)                                     10,000

          9,995   Abag Finance Authority For Non-Profit Corporations, California, M/F Revenue Bonds
                  (Southport Apartments), VRDN, Series A, 1.57% due 1/15/2036 (a)(f)                                  9,995

         12,000   Alameda-Contra Costa, California, Transit District, RAN, 3% due 7/07/2005                          12,129

         15,000   Auburn, California, Union School District, COP, Refunding, VRDN, 1.50% due
                  12/01/2032 (a)(e)                                                                                  15,000

         16,415   Bakersfield, California, Hospital Revenue Refunding Bonds, FLOATS, Series 788, 1.54%
                  due 3/01/2019 (a)(b)                                                                               16,415

                  California Educational Facilities Authority Revenue Bonds, VRDN (a):
         10,500       (Life Chiropractic College),1.52% due 1/01/2025                                                10,500
          1,445       (Pepperdine University), Series B, 1.52% due 11/01/2029                                         1,445
          6,200       (San Francisco Conservatory), 1.70% due 3/01/2025                                               6,200

          4,940   California HFA, Home Mortgage Revenue Bonds, VRDN, AMT, Series B, 1.73% due
                  8/01/2033 (a)(e)                                                                                    4,940

         22,000   California HFA, M/F Housing Revenue Bonds, VRDN, AMT, Series C, 1.73% due 2/01/2033 (a)            22,000

                  California Health Facilities Financing Authority Revenue Bonds (a):
         20,793       FLOATS, Series 591, 1.54% due 3/01/2014 (b)                                                    20,793
         26,855       FLOATS, Series 592, 1.54% due 3/01/2021 (b)                                                    26,855
          6,000       (Northern California Presbyterian Homes and Services, Inc. Project), VRDN,
                      1.50% due 7/01/2034                                                                             6,000

          1,665   California Infrastructure and Economic Development Bank Empowerment Revenue Bonds
                  (Gold Coast Baking Company Project), VRDN, AMT, 1.77% due 4/01/2012 (a)                             1,665

                  California Infrastructrue and Economic Development Bank Revenue Refunding Bonds, VRDN (a):
          3,895       (Guided Discoveries Inc. Project), 1.51% due 6/01/2032                                          3,895
         33,900       (Independent Systems Operator Corporation Project), Series C,1.72% due 4/01/2009 (b)           33,900
         17,000       (J. Paul Getty Trust), Series B, 1.17% due 2/01/2005                                           17,000

          5,600   California Pollution Control Financing Authority, Environmental Improvement Revenue
                  Bonds (Atlantic Richfield Co. Project), VRDN, AMT, 1.70% due 12/01/2032 (a)                         5,600

                  California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and
                  Electric), VRDN (a):
         75,750       AMT, Series B, 1.68% due 11/01/2026                                                            75,750
         20,500       Series C, 1.65% due 11/01/2026                                                                 20,500

         10,000   California Pollution Control Financing Authority, Pollution Control Revenue Refunding
                  Bonds, PUTTERS, AMT, Series 475, 1.72% due 6/01/2006 (a)(c)                                        10,000

         80,000   California School Cash Reserve Program Authority, Pooled Revenue Bonds, Series A, 3%
                  due 7/06/2005                                                                                      80,842

                  California State, CP:
         25,000       1.31% due 10/04/2004                                                                           25,000
         12,550       1.31% due 10/08/2004                                                                           12,550
         20,550       1.35% due 10/14/2004                                                                           20,550
         20,550       1.32% due 10/25/2004                                                                           20,550
          7,300       1.19% due 11/01/2004                                                                            7,300

                  California State Department of Water Resources, Power Supply Revenue Bonds, VRDN (a):
         36,300       Series C-1, 1.50% due 5/01/2022                                                                36,300
         40,000       Series C-4, 1.50% due 5/01/2022                                                                40,000
         55,200       Series C-13, 1.51% due 5/01/2022 (e)                                                           55,200

          1,300   California State Economic Development Financing Authority, IDR (Harvel Plastics Inc.
                  Project), VRDN, AMT, 1.66% due 3/01/2010 (a)                                                        1,300


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                           CMA California Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
California (continued)

                  California State Economic Recovery, GO, FLOATS (a):
        $ 9,920       Series 927, 1.52% due 7/01/2013 (b)                                                       $     9,920
         17,500       Series L27, 1.75% due 7/01/2017                                                                17,500

                  California State, Economic Recovery Revenue Bonds (a):
          8,000       FLOATS, Series L20J, 1.75% due 7/01/2005                                                        8,000
          1,000       VRDN, Series C-6, 1.72% due 7/01/2023                                                           1,000

                  California State, GO, MERLOTS (a):
          9,885       Series B-45, 1.71% due 10/01/2029                                                               9,885
          9,400       Series C26, 1.52% due 11/01/2029 (e)                                                            9,400

                  California State, GO, MSTR, VRDN (a):
          8,555       Series SGA-7, 1.73% due 9/01/2018 (e)                                                           8,555
          9,600       Series SGA-39, 1.73% due 6/01/2014 (b)                                                          9,600
          2,990       Series SGA-40, 1.73% due 6/01/2013 (c)                                                          2,990
          9,370       Series SGA-72, 1.73% due 6/01/2017 (c)                                                          9,370

                  California State, GO, Refunding (a):
          9,085       MERLOTS, Series A-17, 1.71% due 2/01/201 (d)                                                    9,085
          3,130       MERLOTS, Series A-47, 1.71% due 2/01/2011 (b)                                                   3,130
          3,250       MSTR, VRDN, Series SGA-119, 1.68% due 9/01/2028 (c)                                             3,250
          3,800       MSTR, VRDN, Series SGA-135, 1.68% due 12/01/2030 (d)                                            3,800

         60,000   California State, RAN, Series A, 3% due 6/30/2005                                                  60,548

         14,000   California State University Institute, CP, Series A, 1.20% due 12/07/2004                          14,000

         25,000   California Statewide Communities Development Authority, COP, FLOATS, Refunding,
                  Series 909, 1.51% due 8/15/2023 (a)(b)                                                             25,000

                  California Statewide Communities Development Authority, M/F Housing Revenue Bonds,
                  VRDN, AMT (a):
         10,000       (Canyon Creek Apartments), Series C, 1.73% due 6/15/2025 (f)                                   10,000
          6,420       (Hallmark Housing Apartments), Series ZZ, 1.57% due 12/15/2036 (f)                              6,420
          6,700       (Hermosa Vista Apartments), Series XX, 1.57% due 5/15/2036 (f)                                  6,700
          4,200       (Kimberly Woods), Series B, 1.73% due 6/15/2025 (f)                                             4,200
         13,205       (Knolls at Green Valley), Series FF, 1.57% due 7/15/2036 (f)                                   13,205
         15,100       (Oakmont Chino Hills), Series P, 1.57% due 6/01/2036                                           15,100
          3,285       (Olen Jones Senior Apartments), Series BB, 1.60% due 11/01/2034                                 3,285
          5,335       (Second Street Senior Apartments), Series TT, 1.57% due 12/15/2036 (f)                          5,335
          7,300       (Vineyard Creek LP), Series W, 1.57% due 12/01/2036                                             7,300

                  California Statewide Communities Development Authority Revenue Bonds:
         30,000       FLOATS, Series L39, 1.75% due 7/29/2005 (a)                                                    30,000
         11,400       (Kaiser Permanente), VRDN, Series A, 1.73% due 10/01/2013 (a)                                  11,400
         17,000       (Kaiser Permanente), VRDN, Series B, 1.73% due 11/01/2030 (a)                                  17,000
         24,000       TRAN, Series A-1, 3% due 6/30/2005 (e)                                                         24,249
         16,260       TRAN, Series B-1, 3.50% due 7/29/2005 (e)                                                      16,513
          8,300       VRDN, Series L, 1.73% due 4/01/2038 (a)                                                         8,300
         14,000       VRDN, Series M, 1.57% due 4/01/2038 (a)                                                        14,000

         15,950   California Statewide Communities Development Authority, Solid Waste Facilities Revenue
                  Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 1.69% due 12/15/2024 (a)                           15,950

         25,000   California Transit Finance Authority Revenue Bonds, VRDN, 1.70% due 10/01/2027 (a)(e)              25,000

         20,000   Carlsbad, California, M/F Housing Revenue Bonds (The Greens Apartments), VRDN, AMT,
                  Series A, 1.53% due 6/01/2046 (a)                                                                  20,000

          5,460   Ceres, California, Unified School District, GO, TRAN, 3% due 6/30/2005                              5,516

         11,204   Clipper Tax-Exempt Trust, COP, VRDN, AMT, Series 98-9, 1.79% due 6/01/2005 (a)                     11,204

          7,160   Contra Costa, California, Water District Water Revenue Refunding Bonds, FLOATS,
                  Series 850, 1.51% due 10/01/2019 (a)(e)                                                             7,160

         14,500   Contra Costa County, California, M/F Housing Revenue Bonds (Creekview Apartments), VRDN,
                  AMT, Series B, 1.57% due 7/01/2036 (a)(h)                                                          14,500


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                           CMA California Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
California (continued)

        $ 8,200   Cupertino, California, Union School District, GO, TRAN, 3% due 6/30/2005                      $     8,284

          5,800   Dublin, California, M/F Housing Authority Revenue Bonds (Park Sierra), VRDN, AMT,
                  Series A, 1.74% due 6/01/2028 (a)                                                                   5,800

         21,000   Eagle Tax-Exempt, California Infrastructure and Economic Development Bank Revenue Bonds,
                  VRDN, Series 2003-0042, Class A, 1.54% due 7/01/2037 (a)(d)                                        21,000

         18,320   Eagle Tax-Exempt Trust, California State Department of Water Resources, Power Supply
                  Revenue Bonds, VRDN, Series 2002-6017, Class A, 1.54% due 5/01/2018 (a)(d)                         18,320

         29,700   Eagle Tax-Exempt Trust, California, VRDN, Series 2000-0501, Class A, 1.55% due 10/01/2028 (a)      29,700

          4,800   Eagle Tax-Exempt Trust, Los Angeles, California, Unified School District, GO, VRDN,
                  Series 2003-0043, Class A, 1.54% due 1/01/2028 (a)(b)                                               4,800

          2,540   East Bay, California, Municipal Utility District, Water System Revenue Refunding Bonds,
                  ROCS, Series RR-II-R-2073, 1.54% due 6/01/2019 (a)(b)                                               2,540

          8,960   Fresno, California, Airport Revenue Bonds, MERLOTS, AMT, Series B2, 1.76% due
                  7/01/2030 (a)(e)                                                                                    8,960

          4,685   Fresno, California, Water System Revenue Refunding Bonds, MSTR, VRDN, Series SGA 76,
                  1.73% due 6/01/2024 (a)(c)                                                                          4,685

         14,789   Glendale, California, Hospital Revenue Refunding Bonds, FLOATS, Series 590, 1.54% due
                  3/01/2014 (a)(b)                                                                                   14,789

          6,620   Highland, California, Redevelopment Agency, M/F Housing Revenue Bonds (Jeffrey Court
                  Senior Apartments), VRDN, AMT, 1.52% due 3/01/2028 (a)                                              6,620

         19,430   Loma Linda, California, M/F Housing Revenue Refunding Bonds (Loma Linda Springs), VRDN,
                  AMT, 1.53% due 12/15/2031 (a)(f)                                                                   19,430

                  Los Angeles, California, Community Redevelopment Agency, M/F Housing Revenue Bonds, VRDN,
                  AMT, Series A (a):
         14,740       (Rowan Lofts Project), 1.57% due 12/01/2034 (f)                                                14,740
         25,875       (Wilshire Station Apartments Project), 1.68% due 10/15/2038                                    25,875

         30,000   Los Angeles, California, Convention and Exhibition Center Authority, Lease Revenue
                  Refunding Bonds, VRDN, Series D, 1.50% due 8/15/2021 (a)(d)                                        30,000

          3,000   Los Angeles, California, Department of Airports, Airport Municipal Trust Revenue Bonds,
                  FLOATS, Series SG 61, 1.55% due 5/15/2020 (a)                                                       3,000

          3,120   Los Angeles, California, Department of Water and Power, Waterworks Revenue Refunding
                  Bonds, MERLOTS, Series A24, 1.71% due 7/01/2030 (a)(b)                                              3,120

          5,000   Los Angeles, California, Harbor Department Revenue Bonds, FLOATS, Series SG-59, 1.55%
                  due 8/01/2026 (a)(b)                                                                                5,000

         19,600   Los Angeles, California, S/F Home Mortgage Revenue Bonds, 1.67% due 10/01/2004                     19,600

                  Los Angeles, California, Unified School District, GO (a):
         14,523       FLOATS, Series 924, 1.51% due 7/01/2023 (e)                                                    14,523
          4,985       MERLOTS, Series B12, 1.71% due 1/01/2027 (b)                                                    4,985

         16,000   Los Angeles, California, Wastewater System Revenue Refunding Bonds, VRDN, Sub-Series B,
                  1.15% due 12/09/2004 (a)(c)                                                                        16,000

                  Los Angeles, California, Water and Power Revenue Refunding Bonds (a):
          6,865       ROCS, Series II-R-4510, 1.54% due 7/01/2021 (b)                                                 6,865
            850       VRDN, Sub-Series B-3, 1.65% due 7/01/2034                                                         850
         10,800       VRDN, Sub-Series B-5, 1.48% due 7/01/2034                                                      10,800

                  Los Angeles County, California, Capital Asset Leasing Corporation, Lease Revenue
                  Tax-Exempt, CP:
         18,030       1.15% due 11/01/2004                                                                           18,030
          9,300       1.33% due 11/01/2004                                                                            9,300

         13,100   Los Angeles County, California, Housing Authority, M/F Housing Revenue Bonds (Park Sierra),
                  VRDN, Series A, 1.55% due 9/01/2030 (a)(h)                                                         13,100

          1,000   Los Angeles County, California, Housing Authority, M/F Housing Revenue Refunding Bonds
                  (Malibu Meadows II), VRDN, Series C, 1.53% due 4/15/2028 (a)(f)                                     1,000

                  Los Angeles County, California, Metropolitan Transportation Authority Revenue Refunding
                  Bonds, MSTR, VRDN (a)(e):
         40,000       Series SGB 1, 1.54% due 7/01/2025                                                              40,000
         40,850       Series SGB 2, 1.54% due 7/01/2021                                                              40,850


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                           CMA California Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
California (continued)

        $41,100   Los Angeles County, California, TRAN, Series A, 3% due 6/30/2005                              $    41,524

         20,000   Metropolitan Water District of Southern California, Revenue Refunding Bonds, VRDN,
                  Series B-1, 1.52% due 7/01/2020 (a)                                                                20,000

          3,000   Metropolitan Water District of Southern California, Waterworks Revenue Bonds, VRDN,
                  Series C-1, 1.62% due 7/01/2036 (a)                                                                 3,000

         20,000   Milpitas, California, M/F Housing Revenue Bonds (Crossing at Montague), VRDN, AMT,
                  Series A, 1.57% due 8/15/2033 (a)(f)                                                               20,000

          7,435   Monrovia, California, Unified School District, GO, MSTR, VRDN, Series SGA 70, 1.73% due
                  8/01/2022 (a)(b)                                                                                    7,435

         24,550   Municipal Securities Trust Certificates, California, GO, VRDN, Series 2000-97, Class A,
                  1.73% due 9/01/2016 (a)(c)                                                                         24,550

          5,860   National City, California, Community Development Commission, Tax Allocation Revenue Bonds
                  (Redevelopment Project), VRDN, Series B, 1.48% due 8/01/2025 (a)(d)                                 5,860

                  Newport Beach, California, Revenue Bonds (Hoag Memorial Presbyterian Hospital), VRDN (a):
         12,500       Series A, 1.69% due 12/01/2029                                                                 12,500
         20,000       Series C, 1.69% due 12/01/2029                                                                 20,000

          6,775   Newport-Mesa, California, Unified School District, GO, ROCS, Series II-R-2092, 1.54%
                  due 8/01/2022 (a)(c)                                                                                6,775

          5,230   Petaluma, California, City Joint Union High School District, GO, TRAN, 3% due 6/30/2005             5,284

          6,390   Pittsburg, California, Redevelopment Agency, Tax Allocation Refunding Bonds, ROCS,
                  Series RR-II-R-2070, 1.54% due 8/01/2020 (a)(b)                                                     6,390

          5,000   Placentia, California, GO, TRAN, 3% due 6/30/2005                                                   5,044

         13,570   Port Oakland, California, Port Revenue Bonds, MSTR, VRDN, Series SG 112, 1.55% due
                  11/01/2025 (a)(b)                                                                                  13,570

         15,930   Port Oakland, California, Revenue Refunding Bonds, MERLOTS, AMT, Series B-36, 1.76%
                  due 11/01/2021 (a)(c)                                                                              15,930

          7,500   Ramona, California, Unified School District, COP (2004 School Facility Funding Program),
                  VRDN, 1.50% due 5/01/2029 (a)(d)                                                                    7,500

          9,700   Rescue, California, Union School District, COP, VRDN, 1.48% due 10/01/2025 (a)(e)                   9,700

          3,300   Riverside County, California, IDA, IDR (Universal Forest Products), VRDN, AMT, 1.59%
                  due 8/01/2029 (a)                                                                                   3,300

                  Sacramento, California, Housing Authority, M/F Housing Revenue Bonds, VRDN, AMT (a):
         12,000       (Greenfair Apartments), Series G, 1.60% due 12/01/2030 (a)                                     12,000
         15,490       (Lofts at Natomas Apartments), Series F, 1.57% due 4/15/2036 (f)                               15,490

         12,910   Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds,
                  FLOATS, Series 748, 1.51% due 8/15/2028 (a)(e)                                                     12,910

          6,325   Sacramento County, California, COP, ROCS, Series II-R-5007, 1.54% due 12/01/2023 (a)(d)             6,325

         55,000   Sacramento County, California, TRAN, Series A, 3% due 7/11/2005                                    55,568

          7,000   San Diego, California, Sewer Revenue Bonds, FLOATS, Series SG 14, 1.52% due 5/15/2020 (a)(d)        7,000

                  San Diego, California, Unified School District, GO, Revenue Refunding Bonds, FLOATS (a)(b):
          6,285       Series 964 D, 1.53% due 7/01/2025                                                               6,285
          7,665       Series 965, 1.53% due 7/01/2024                                                                 7,665

                  San Diego, California, United Port District, CP:
          4,400       1.13% due 10/06/2004                                                                            4,400
         22,134       1.40% due 12/06/2004                                                                           22,134

                  San Diego County and School District, GO, TRAN:
         44,315       3.25% due 7/25/2005                                                                            44,895
         46,300       Series A, 3.25% due 7/25/2005                                                                  46,918

          6,500   San Diego County, California, COP (San Diego Jewish Academy), VRDN, 1.54% due 12/01/2028 (a)        6,500

                  San Francisco, California, City and County Airport Commission, International Airport
                  Revenue Bonds, MSTR, VRDN (a):
          7,705       AMT, Series SGA-56, 1.76% due 5/01/2026 (b)                                                     7,705
         28,005       Series SG-115, 1.57% due 5/01/2020 (c)                                                         28,005
         16,555       Series SG-116, 1.57% due 5/01/2026 (b)                                                         16,555


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (concluded)                           CMA California Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
California (concluded)

        $35,000   San Francisco, California, City and County Unified School District, GO, TRAN, 2% due
                  12/03/2004                                                                                    $    35,052

          5,580   San Joaquin County, California, COP, ROCS, Series II-R-2030, 1.54% due 4/01/2020 (a)(b)             5,580

          2,670   San Jose, California, Airport Revenue Refunding Bonds, ROCS, Series II-R-2004, 1.54%
                  due 3/01/2016 (a)(e)                                                                                2,670

                  San Jose, California, M/F Housing Revenue Bonds, VRDN (a):
         12,000       (Carlton Homes), AMT, Series A, 1.53% due 10/15/2032 (f)                                       12,000
         26,400       (Siena Renaissance Square Apartments), 1.57% due 12/01/2029                                    26,400

          9,935   Santa Clara, California, Electric Revenue Refunding Bonds, MSTR, VRDN, Series SGA-75,
                  1.73% due 7/01/2027 (a)(d)                                                                          9,935

          3,155   Shafter, California, IDA, IDR (Building Materials Manufacturing Corporation Project),
                  VRDN, AMT, 1.70% due 6/01/2029 (a)                                                                  3,155

                  Simi Valley, California, M/F Housing Revenue Bonds, VRDN (a):
         12,500       (Parker Ranch Project), AMT, Series A, 1.57% due 7/15/2036                                     12,500
         12,000       (Shadowridge Apartments), 1.73% due 9/01/2019                                                  12,000

          5,000   Sunnyvale, California, School District, GO, TRAN, 3% due 6/30/2005                                  5,052

          2,660   University of California Revenue Bonds, ROCS, Series II-R-3007, 1.54% due 9/01/2020 (a)(e)          2,660

          9,200   Upland, California, Apartment Development Revenue Refunding Bonds (Mountain Springs--Issue A),
                  VRDN, 1.53% due 11/15/2028 (a)(f)                                                                   9,200

         15,000   Whittier, California, Revenue Refunding Bonds (Whittier College), VRDN, 1.60% due
                  12/01/2033 (a)(g)                                                                                  15,000


Puerto Rico--3.3%

          4,900   Municipal Securities Trust Certificates, Puerto Rico, Revenue Bonds, VRDN,
                  Series 2000-107, Class A, 1.70% due 5/19/2009 (a)(e)                                                4,900

          4,000   Puerto Rico Commonwealth, FLOATS, Series PMD-8, 1.79% due 7/01/2026 (a)(b)                          4,000

          3,450   Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation Revenue
                  Bonds, FLOATS, Series PMD-9, 1.79% due 7/01/2026 (a)(e)                                             3,450

          3,035   Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN, Series SGA 44,
                  1.70% due 7/01/2023 (a)                                                                             3,035

                  Puerto Rico Government Development Bank, CP:
         17,300       1.32% due 10/01/2004                                                                           17,300
         20,413       1.32% due 10/08/2004                                                                           20,413
         15,687       1.32% due 10/12/2004                                                                           15,687
          5,751       1.59% due 11/12/2004                                                                            5,751

                  Total Investments (Cost--$2,348,392*)--102.4%                                                   2,348,392
                  Liabilities in Excess of Other Assets--(2.4%)                                                    (54,394)
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $ 2,293,998
                                                                                                                ===========

              (a) The interest rate is subject to change periodically based upon prevailing market rates.
                  The interest rate shown is the rate in effect at September 30, 2004.

              (b) MBIA Insured.

              (c) FGIC Insured.

              (d) AMBAC Insured.

              (e) FSA Insured.

              (f) FNMA Collateralized.

              (g) Radian Insured.

              (h) FHLMC Collateralized.

                * Cost for federal income tax purposes.

                  See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments                                      CMA Connecticut Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Connecticut--82.7%

                  Bridgeport, Connecticut, GO, Refunding (d):
        $ 6,420       FLOATS, Series 936, 1.51% due 9/15/2023 (c)                                               $     6,420
          2,865       ROCS, Series II-R-182, 1.53% due 8/15/2016 (b)                                                  2,865

                  Connecticut State Development Authority, IDR, VRDN (d):
          3,620       (Cheshire CPL LLC), AMT, 1.70% due 12/01/2022                                                   3,620
          1,990       (Reflexite Corporation Project), Series A, 1.75% due 8/01/2013                                  1,990
          2,135       (Reflexite Corporation Project), Series B, 1.75% due 8/01/2013                                  2,135
          5,300       (Wyre Wynd Corporation Project), AMT, 1.70% due 12/01/2008                                      5,300

         10,300   Connecticut State Development Authority Revenue Bonds (Solid Waste Project--Rand-Whitney
                  Container Board), VRDN, AMT, 1.73% due 8/01/2023 (d)                                               10,300

                  Connecticut State Development Authority, Water Facilities Revenue Refunding Bonds
                  (Connecticut Water Company Project), VRDN (d):
          1,250       AMT, Series A,1.58% due 7/01/2028                                                               1,250
          1,150       Series B, 1.53% due 9/01/2028                                                                   1,150

          6,750   Connecticut State, GO, PUTTERS, Series 320, 1.52% due 11/15/2020 (d)                                6,750

          3,625   Connecticut State, GO, Refunding, FLOATS, Series 515, 1.10% due 3/24/2005 (d)                       3,625

                  Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program), VRDN (d):
         21,700       AMT, Series D-3, 1.53% due 5/15/2033 (a)                                                       21,700
         20,000       AMT, Sub-Series F-2, 1.20% due 12/22/2004                                                      20,000
          8,597       Series D, 1.78% due 11/15/2024                                                                  8,597

         17,000   Connecticut State, HFA, Revenue Refunding Bonds, VRDN, AMT, Sub-Series B-4, 1.52%
                  due 5/15/2032 (a)(d)                                                                               17,000

                  Connecticut State Health and Educational Facilities Authority Revenue Bonds (d):
          1,610       (Charlotte Hungerford), VRDN, Series C, 1.55% due 7/01/2013                                     1,610
         10,000       FLOATS, Series 891, 1.57% due 7/01/2023 (b)                                                    10,000
          5,200       (Greater Hartford YMCA), VRDN, Series A, 1.53% due 7/01/2032 (a)                                5,200
          7,400       (Greenwich Boys and Girls Club), VRDN, Series A, 1.53% due 7/01/2033                            7,400
         12,675       (Hartford Hospital), VRDN, Series B, 5.01% due 7/01/2031                                       12,675
         11,000       (Health Care Capital Asset), VRDN, Series A-1, 1.70% due 7/01/2031                             11,000
          8,005       (King & Low-Heywood Thomas School), VRDN, Series A, 1.53% due 7/01/2033                         8,005
          5,275       (Klingberg Family Center), VRDN, Series A, 1.55% due 7/01/2032                                  5,275
          7,000       (Lawrence & Memorial Hospital), VRDN, Series E, 1.78% due 7/01/2034 (g)                         7,000
          4,460       (Middlesex Hospital), VRDN, Series J, 1.47% due 7/01/2026                                       4,460
         19,600       (Quinnipiac University), VRDN, Series F, 1.69% due 7/01/2031 (g)                               19,600
          6,815       (Rectory School), VRDN, Series A, 1.53% due 7/01/2030                                           6,815
          2,765       (The Whitby School), VRDN, Series A, 1.49% due 7/01/2021                                        2,765
          8,900       (Yale University), VRDN, Series V-1, 1.62% due 7/01/2036                                        8,900

                  Connecticut State Health and Educational Facilities Authority, Revenue Refunding
                  Bonds, VRDN (d):
          2,300       (Kent School Corporation), Series C, 1.70% due 7/01/2030 (e)                                    2,300
          5,000       (Kingswood-Oxford School), Series B, 1.49% due 7/01/2030                                        5,000

                  Connecticut State Health and Educational Facilities Authority (Yale University), CP:
         10,800       1.12% due 10/01/2004                                                                           10,800
         33,640       1.18% due 11/10/2004                                                                           33,640

         15,000   Connecticut State, IDA, New England Power, CP, 1.50% due 11/23/2004                                15,000

          1,000   Connecticut State, LEARN Regional Education Service Center, GO, BAN, 2% due 1/19/2005               1,001

         10,300   Connecticut State Special Assessment Revenue Bonds, VRDN, 1.53% due 11/15/2020 (a)(d)              10,300

         25,100   Connecticut State Special Tax Obligation Revenue Bonds, Transportation Infrastructure,
                  VRDN, Series 1, 1.70% due 9/01/2020 (b)(d)                                                         25,100

          3,800   East Lyme, Connecticut, GO, Refunding, BAN, 2.75% due 7/21/2005                                     3,836

            800   Eastern Connecticut State Regional Educational Service Center, GO, BAN, 1.90% due 12/14/2004          801

         15,000   Fairfield, Connecticut, GO, BAN, 3% due 7/28/2005                                                  15,183


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (concluded)                          CMA Connecticut Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Connecticut (concluded)

        $21,645   Hartford, Connecticut, Redevelopment Agency, M/F Mortgage Revenue Refunding Bonds
                  (Underwood Tower Project), VRDN, 1.55% due 6/01/2020 (c)(d)                                   $    21,645

          3,220   Milford, Connecticut, GO, BAN, 1.25% due 11/05/2004                                                 3,221

          6,785   Municipal Securities Trust Certificates Revenue Bonds, VRDN, AMT, Series 2001-128,
                  Class A, 1.68% due 3/30/2015 (b)(d)                                                                 6,785

                  New Britain, Connecticut, GO:
         13,465       BAN, 2% due 4/08/2005                                                                          13,530
          4,295       VRDN, 1.49% due 4/01/2013 (a)(d)                                                                4,295

          3,790   New Canaan, Connecticut, Housing Authority Revenue Bonds (Village at Waveny Care Center),
                  VRDN, 1.68% due 1/01/2022 (d)                                                                       3,790

          4,890   North Canaan, Connecticut, Housing Authority Revenue Bonds (Geer Woods Project), VRDN,
                  1.47% due 8/01/2031 (d)                                                                             4,890

          8,645   Plainfield, Connecticut, GO, BAN, 2% due 4/14/2005                                                  8,684

         10,935   Seymour, Connecticut, GO, BAN, 2.75% due 8/17/2005                                                 11,045

          7,000   Shelton, Connecticut, BAN, 2% due 1/19/2005                                                         7,016

          1,000   Southbury & Middlebury, Connecticut, Regional School District No. 15, GO, BAN, 3%
                  due 8/12/2005                                                                                       1,011

          9,795   Stonington, Connecticut, GO, BAN, Lot A, 2% due 10/14/2004                                          9,799

         10,000   West Haven, Connecticut, GO, BAN, 2% due 1/27/2005                                                 10,030


Puerto Rico--18.8%

          4,545   Municipal Securities Trust Certificates, Puerto Rico, Revenue Bonds, VRDN,
                  Series 2000-107, Class A, 1.70% due 5/19/2009 (c)(d)                                                4,545

         10,000   Puerto Rico Commonwealth, TRAN, 3% due 7/29/2005                                                   10,108

                  Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN (d)(e):
         19,000       Series SGA-43, 1.70% due 7/01/2022                                                             19,000
          5,600       Series SGA-44, 1.70% due 7/01/2023                                                              5,600

                  Puerto Rico Government Development Bank, CP:
         10,716       1.32% due 10/08/2004                                                                           10,716
         11,000       1.32% due 10/12/2004                                                                           11,000

                  Puerto Rico Public Buildings Authority Revenue Refunding Bonds, FLOATS (d)(f):
          5,878       Series 747D, 1.51% due 7/01/2017                                                                5,878
          7,329       Series 787, 1.69% due 7/01/2036                                                                 7,328

         21,425   Puerto Rico Public Finance Corporation, FLOATS, Series 705D, 1.69% due 8/01/2027 (a)(d)            21,425

          6,950   Puerto Rico Public Finance Corporation Revenue Bonds, FLOATS, VRDN, Series 911,
                  1.69% due 8/01/2026 (d)(f)                                                                          6,950

                  Total Investments (Cost--$554,659*)--101.5%                                                       554,659
                  Liabilities in Excess of Other Assets--(1.5%)                                                     (8,326)
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $   546,333
                                                                                                                ===========

              (a) AMBAC Insured.

              (b) FGIC Insured.

              (c) FSA Insured.

              (d) The interest rate is subject to change periodically based upon prevailing market rates.
                  The interest rate shown is the rate in effect at September 30, 2004.

              (e) MBIA Insured.

              (f) CIFG Insured

              (g) Radian Insured.

                * Cost for federal income tax purposes.

                  See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments                                    CMA Massachusetts Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Massachusetts--98.1%

        $ 2,735   Amherst--Pelham, Massachusetts, Regional School District, GO, BAN, 3% due 9/16/2005           $     2,766

         10,000   Blackstone Valley, Massachusetts, Vocational Regional School District, GO, BAN,
                  3% due 7/15/2005                                                                                   10,093

            625   Boston, Massachusetts, Industrial Financing Authority, IDR (Acme Bookbinding Co.),
                  AMT, VRDN, 1.75% due 9/01/2006 (a)                                                                    625

          5,000   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, FLOATS, VRDN,
                  Series SG-75, 1.52% due 11/01/2019 (a)                                                              5,000

          2,071   Boxborough, Massachusetts, BAN, 2% due 3/25/2005                                                    2,080

          4,338   Clipper Tax-Exempt Trust, VRDN, COP, Series 1998-8, 1.72% due 7/20/2007 (a)                         4,338

          3,380   Dover-Sherborn, Massachusetts, Regional School District, GO, BAN, 1.75% due 11/12/2004              3,383

          6,900   Dracut, Massachusetts, GO, BAN, 1.75% due 1/28/2005                                                 6,917

          6,015   Eagle Tax-Exempt Trust, Massachusetts State Special Obligation and Dedicated Tax Revenue
                  Bonds, VRDN, Series 2004-0025, Class A, 1.54% due 1/01/2029 (a)(d)                                  6,015

          5,630   Eagle Tax-Exempt Trust, Massachusetts, Water Revenue Bonds, VRDN, Series 2103, 1.54% due
                  12/01/2015 (a)                                                                                      5,630

          4,000   Gill-Montague, Massachusetts, Regional School District, GO, BAN, due 7/29/2005                      4,034

          3,000   Hatfield, Massachusetts, GO, BAN, 2.75% due 7/29/2005                                               3,026

          8,000   Haverhill, Massachusetts, GO, BAN, 2.25% due 4/01/2005                                              8,042

          3,000   Massachusetts Bay Transportation Authority, Revenue Refunding Bonds, FLOATS, VRDN,
                  Series 431, 1.51% due 3/01/2019 (a)                                                                 3,000

          2,750   Massachusetts State Development Finance Agency, Assisted Living Facility Revenue Bonds
                  (Whalers Cove Project), VRDN, Series A, 1.55% due 9/01/2034 (a)                                     2,750

                  Massachusetts State Development Finance Agency, IDR, VRDN, AMT (a):
          3,100       (Cell Signaling Technology), 1.75% due 12/01/2010                                               3,100
          2,765       (Cleveland Motion Controls), 1.64% due 6/01/2021                                                2,765
          3,360       (Concord Foods Issue), 1.75% due 4/01/2021                                                      3,360
          2,200       (Seafood Services Inc. Project), Series A, 1.60% due 12/01/2023                                 2,200
          4,125       (V&S Taunton Galvanizing), 1.64% due 12/01/2023                                                 4,125
          1,345       (Ward Hill Central Products Inc.), 1.64% due 8/01/2016                                          1,345

          5,155   Massachusetts State Development Finance Agency, M/F Housing Revenue Bonds (Midway
                  Studios Project), VRDN, AMT, Series A, 1.59% due 3/01/2034 (a)                                      5,155

                  Massachusetts State Development Finance Agency Revenue Bonds, VRDN (a):
          5,000       (Boston College HS Issue), 1.72% due 8/01/2033                                                  5,000
          2,100       (Fiba Technologies), AMT, 1.78% due 5/01/2023                                                   2,100
          4,925       (Lesley University), 1.55% due 7/01/2033                                                        4,925
          4,615       (New Bedford Waste Services), AMT, 1.60% due 6/01/2021                                          4,615
          2,000       (New Jewish High School Project), 1.69% due 6/01/2032                                           2,000
          3,300       (Saint Peter-Marian Issue), 1.70% due 10/01/2032                                                3,300
          3,100       (Ursuline Academy Dedham), 1.51% due 5/01/2032                                                  3,100
          1,000       (Walnut Hill School District), 1.68% due 7/01/2032                                              1,000
          5,730       (Worcester YMCA Issue), 1.72% due 1/01/2031                                                     5,730
          3,130       (Xinetics Issue), AMT, 1.70% due 6/01/2021                                                      3,130

                  Massachusetts State Development Finance Agency, Revenue Refunding Bonds, VRDN (a):
          6,600       (Assumption College Project), Series A, 1.72% due 3/01/2032                                     6,600
          2,300       (Brandon Residential Treatment Center), 1.51% due 4/01/2028                                     2,300
          7,055       (Clark University), 1.68% due 10/01/2030 (c)                                                    7,055
          3,860       (Gordon College), 1.50% due 9/01/2032                                                           3,860
          4,000       (Marine Biological Lab), 1.50% due 2/01/2030                                                    4,000

          4,000   Massachusetts State Development Finance Agency, Senior Living Facilities Revenue Bonds
                  (New England Deaconess Association), VRDN, 1.49% due 6/01/2034 (a)                                  4,000

          3,500   Massachusetts State Development Finance Agency, Solid Waste Disposal Revenue Bonds
                  (Newark Group Project), VRDN, AMT, Series A, 1.75% due 7/01/2031 (a)                                3,500


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                        CMA Massachusetts Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Massachusetts (continued)

        $12,000   Massachusetts State Development Finance Agency, Solid Waste Disposal Revenue Refunding
                  Bonds (Newark Group Project), VRDN, AMT, Series A, 1.75% due 7/01/2028 (a)                    $    12,000

          3,255   Massachusetts State FLOATS, VRDN, Series SG-126, 1.52% due 8/01/2018 (a)                            3,255

         18,700   Massachusetts State, GO (Central Artery), VRDN, Series A, 1.74% due 12/01/2030 (a)                 18,700

                  Massachusetts State, GO, Refunding, VRDN (a):
          1,448       FLOATS, Series 716D, 1.51% due 8/01/2018 (b)                                                    1,448
          6,490       PUTTERS, Series 340, 1.52% due 1/01/2017 (b)                                                    6,490
          4,995       ROCS, Series II-R-180, 1.54% due 11/01/2015 (d)                                                 4,995

          2,790   Massachusetts State, GO, VRDN, Series O, 1.55% due 11/01/2014 (a)                                   2,790

                  Massachusetts State Health and Educational Facilities Authority, Revenue Bonds, VRDN (a):
          4,620       (Becker College), Series A-1, 1.55% due 7/01/2028                                               4,620
          3,000       (Capital Asset Program), Series E, 1.64% due 1/01/2035                                          3,000
          6,000       (Sherrill House Inc.), Series A-1, 1.52% due 1/01/2032                                          6,000

          6,000   Massachusetts State Industrial Finance Agency, CP, 1.32% due 10/13/2004                             6,000

          1,775   Massachusetts State Industrial Finance Agency, IDR (Hi-Tech Mold & Tool), VRDN, 1.80%
                  due 6/01/2018 (a)                                                                                   1,775

                  Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds, VRDN, AMT (a):
          2,130       (AFC Cable Systems Inc. Issue), 1.75% due 7/01/2016                                             2,130
          1,700       (BBB Esquire LLC), 1.60% due 12/01/2016                                                         1,700
          4,000       (Bodwell Project), 1.60% due 7/01/2017                                                          4,000
          3,800       (Constitution Project), 1.60% due 6/01/2018                                                     3,800
          1,475       (Garlock Printing Corp.), 1.75% due 12/01/2017                                                  1,475
          2,520       (Gem Group Inc. Issue), 1.75% due 7/01/2016                                                     2,520
          1,800       (Hazen Paper Company), 1.60% due 3/01/2008                                                      1,800
          1,460       (Insco Corporation Issue), 1.75% due 9/01/2008                                                  1,460
          1,415       (Lavigne), 1.75% due 8/01/2008                                                                  1,415
          1,900       (Mercer Paper Tube Corp.), 1.60% due 11/01/2011                                                 1,900
          2,500       (OCT Co. Inc. Project), 1.60% due 12/01/2017                                                    2,500
          2,000       (Tamasi Family Issue), 1.60% due 5/01/2013                                                      2,000
          2,125       (Telcom USA Inc. Issue), 1.75% due 8/01/2016                                                    2,125
          1,460       (Valkyrie Co. Inc.), 1.75% due 5/01/2013                                                        1,460

          2,065   Massachusetts State Industrial Finance Agency, Industrial Revenue Refunding Bonds
                  (New England Biolabs), VRDN, AMT, 1.60% due 3/01/2016 (a)                                           2,065

                  Massachusetts State Industrial Finance Agency, Revenue Bonds, VRDN (a):
          1,545       (Heritage at Dartmouth), AMT, 1.52% due 12/01/2028                                              1,545
          1,368       (Lower Mills Association II L.P.), 1.52% due 12/01/2020                                         1,368

                  Massachusetts State Industrial Finance Agency, Revenue Refunding Bonds, VRDN (a):
          5,000       (Lightolier Inc. Project), 1.67% due 7/29/2010                                                  5,000
          2,750       (Mount Ida College Issue), 1.55% due 12/01/2027                                                 2,750

                  Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue Bonds,
                  (E.L. Harvey & Sons Inc.), VRDN, AMT (a):
          1,470       1.75% due 1/01/2011                                                                             1,470
          1,845       1.75% due 6/01/2013                                                                             1,845

          5,000   Massachusetts State Special Obligation and Dedicated Tax Revenue Bonds, MERLOTS, VRDN,
                  Series B19, 1.55% due 1/01/2028 (a)(d)                                                              5,000

          9,000   Massachusetts State Turnpike Authority, Metropolitan Highway System Revenue Bonds,
                  FLOATS, Series SG-124, VRDN, 1.52% due 1/01/2029 (a)(c):                                            9,000

          9,600   Massachusetts State Turnpike Authority, Metropolitan Highway System Revenue Refunding
                  Bonds, FLOATS, VRDN, Series 334, 1.51% due 1/01/2037 (a)(b)                                         9,600

          4,429   Massachusetts State Water Resources Authority, Revenue Refunding Bonds, FLOATS, VRDN,
                  Series 742D, 1.54% due 8/01/2019 (a)(e)                                                             4,428

          3,193   Mattapoisett, Massachusetts, GO, BAN, 3% due 9/01/2005                                              3,233


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (concluded)                        CMA Massachusetts Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Massachusetts (concluded)

        $   340   Municipal Security Trust Certificates Revenue Bonds, AMT, Series 2001-155, VRDN, Class A,
                  1.70% due 4/28/2016 (a)(c)                                                                    $       340

          2,130   Nashoba, Massachusetts, Regional School District, GO, BAN, 2.50% due 9/14/2005                      2,147

          7,000   New Bedford, Massachusetts, GO, BAN, 2.75% due 2/25/2005                                            7,034

          2,070   Pembroke, Massachusetts, GO, BAN, 3% due 8/04/2005                                                  2,094

          5,500   Spencer--East Brookfield, Massachusetts, Regional School District, GO, BAN, 2.25% due
                  5/13/2005                                                                                           5,527

          7,332   Springfield, Massachusetts, GO, BAN, 3% due 7/08/2005                                               7,400

                  University of Massachusetts, Building Authority, Project Revenue Refunding Bonds, ROCS,
                  VRDN (a)(c):
          8,700       Series II R-4522, 1.54% due 11/01/2020                                                          8,700
          3,500       Series II R-6016, 1.54% due 11/01/2015                                                          3,500

          5,000   Worcester, Massachusetts, GO, BAN, 3% due 9/16/2005                                                 5,064

          4,000   Wrentham, Massachusetts, GO, BAN, 2.50% due 6/02/2005                                               4,021


Puerto Rico--1.6%

          5,876   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, FLOATS, VRDN,
                  Series 747D, 1.51% due 7/01/2017 (a)(f)                                                             5,876

                  Total Investments (Cost--$356,329*)--99.7%                                                        356,329
                  Other Assets Less Liabilities--0.3%                                                                   940
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $   357,269
                                                                                                                ===========

              (a) The interest rate is subject to change periodically based upon prevailing market rates.
                  The interest rate shown is the rate in effect at September 30, 2004.

              (b) MBIA Insured.

              (c) AMBAC Insured.

              (d) FGIC Insured.

              (e) FSA Insured.

              (f) CIFG Insured.

                * Cost for federal income tax purposes.

                  See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments                                         CMA Michigan Municipal Money Fund          (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Michigan--94.5%

        $ 5,000   ABN AMRO Munitops Certificates Trust, Michigan, Revenue Refunding Bonds, Series 2003-35,
                  VRDN, 1.74% due 10/15/2011 (b)(c)                                                             $     5,000

            990   Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds, VRDN, Series 1997-A,
                  1.56% due 2/01/2027 (c)                                                                               990

          2,575   Berrien County, Michigan, Economic Development Corporation Revenue Bonds (Arlington Corp.
                  Project), VRDN, AMT, 1.70% due 9/01/2016 (c)                                                        2,575

          2,700   Bryon Center, Michigan, Public Schools, GO, Refunding, 5.875% due 5/01/2005 (b)(h)                  2,800

          1,000   Chelsea, Michigan, School District, GO, 5.875% due 5/01/2005 (f)(h)                                 1,059

          6,145   Clarkston, Michigan, Community Schools, GO, ROCS, VRDN, Series II-R-4519, 1.70% due
                  8/04/2005 (c)                                                                                       6,145

          1,125   Detriot, Michigan, Capital Improvement, GO, Refunding, Series B, 2% due 4/01/2005 (a)               1,130

          3,050   Detriot, Michigan, Capital Improvement, GO, Series A, 5% due 4/01/2005 (b)                          3,106

                  Detroit, Michigan, City School District, VRDN (c):
          1,750       GO, PUTTERS, Series 388, 1.55% due 5/01/2011 (f)                                                1,750
          5,000       MERLOTS, Series A113, 1.80% due 7/27/2005                                                       5,000

         12,050   Detroit, Michigan, MERLOTS, VRDN, Series A115, 1.80% due 4/01/2019 (c)                             12,050

          2,500   Detriot, Michigan, Sewage Disposal System Revenue Refunding Bonds, VRDN, MERLOTS,
                  Series B-02, 1.74% due 7/01/2028 (a)(c)                                                             2,500

          2,080   Detroit, Michigan, Sewer Disposal Revenue Bonds, ROCS, VRDN, Series II-R-4014, 1.57%
                  due 7/01/2025 (a)(c)                                                                                2,080

          8,940   Eagle Tax-Exempt Trust, Grand Rapids Michigan, Sanitation Sewer System, VRDN, Series A,
                  1.75% due 1/01/2022 (c)                                                                             8,940

          1,280   Ferndale, Michigan, GO, Refunding, 3.50% due 4/01/2005 (f)                                          1,296

          1,335   Genesee County, Michigan, Economic Development Corporation, Limited Obligation Revenue
                  Bonds (Riegle Press Inc. Project), VRDN, AMT, 1.66% due 8/01/2015 (c)                               1,335

          1,500   Grand Rapids, Michigan, Economic Development Corporation, Limited Obligation, EDR
                  (Cornerstone University Project), VRDN, 1.55% due 5/01/2034 (c)                                     1,500

            685   Grand Rapids, Michigan, IDR (Custom Printers), VRDN, AMT, 1.66% due 7/01/2015 (c)                     685

          1,350   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN, AMT, 1.66%
                  due 7/01/2009 (c)                                                                                   1,350

          1,200   Hillman Community School District, Michigan, GO, SAN, 2% due 3/22/2005                              1,205

          2,500   Holland Charter Township, Michigan, Economic Development Corporation, Limited Obligation
                  Revenue Bonds (Chicago Mission 3A Hockey), VRDN 1.79% due 10/01/2028 (c)                            2,500

          2,800   Jackson County, Michigan, Economic Development Corporation, Limited Obligation Revenue
                  Bonds (American Tooling Center Project), VRDN, AMT, 1.70% due 6/01/2011 (c)                         2,800

          1,530   Jackson, Michigan, Public Schools, GO, SAN, Series B, 2.45% due 5/23/2005                           1,538

          5,500   Kalamazoo, Michigan, GO, TAN, 2% due 12/01/2004                                                     5,508

            650   Marquette County, Michigan, Economic Development Corporation, Limited Obligation Revenue
                  Bonds (Pioneer Labs Inc. Project), VRDN, AMT, Series A, 1.76% due 6/01/2012 (c)                       650

            355   Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds
                  (Davenport College of Business Project), VRDN, 1.56% due 3/01/2027 (c)                                355

                  Michigan Higher Education Student Loan Authority Revenue Refunding Bonds, VRDN, AMT (c)(d):
          6,500       Putters, Series 238, 1.58% due 6/01/2019                                                        6,500
         14,000       Series XII-B, 1.71% due 10/01/2013                                                             14,000

                  Michigan Municipal Bond Authority Revenue Bonds:
         11,000       FLOATS, VRDN, Series L58J-D, 1.75% due 8/23/2005 (c)                                           11,000
          5,000       Series B-2, 3% due 8/23/2005                                                                    5,063

          5,810   Michigan State Building Authority, Revenue Refunding Bonds, VRDN, FLOATS, Series 886,
                  1.25% due 10/15/2017(b)(c)                                                                          5,810

         10,000   Michigan State, CP, 1.10% due 12/01/2004                                                           10,000

          4,000   Michigan State, HDA, CP, 1.18% due 10/01/2004                                                       4,000


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                             CMA Michigan Municipal Money Fund          (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Michigan (continued)

                  Michigan State, HDA, Limited Obligation Revenue Bonds, VRDN (c):
        $ 1,200       (Laurel Valley), TEAMS, 1.15% due 12/01/2007                                              $     1,200
          2,000       (Woodland Meadows Project), AMT, 1.10% due 3/01/2013                                            2,000

          2,300   Michigan State HDA, M/F Limited Obligation Revenue Bonds (Arbors), VRDN, AMT, Series A,
                  1.57% due 9/01/2035 (c)                                                                             2,300

                  Michigan State Hospital Finance Authority, Revenue Refunding Bonds,VRDN (c):
          5,000       MERLOTS, Series K, 1.74% due 11/15/2023 (b)                                                     5,000
          6,025       Puts (Ascension Health Credit Group), Series B, 5.05% due 11/15/2004                            6,054

          2,400   Michigan State Strategic Fund, Limited Obligation, IDR (GNP Real Estate Project), VRDN,
                  AMT, 1.62% due 7/01/2034 (c)                                                                        2,400

                  Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (c):
          2,500       (AACOA Extrusions Inc. Project), AMT, 1.90% due 2/01/2008                                       2,500
          2,700       (Alphi Manufacturing Inc. Project), AMT, 1.68% due 5/01/2019                                    2,700
          1,440       (Artex Label & Graphics), AMT, 1.67% due 12/01/2022                                             1,440
          1,830       (Automatic Handling Inc. Project), AMT, 1.63% due 7/01/2009                                     1,830
            275       (BBPV Project), AMT, Series A-2, 1.96% due 1/01/2014                                              275
            700       (Baron Drawn Steel), AMT, 1.68% due 12/01/2006                                                    700
          1,530       (Biewer of Lansing LLC Project), AMT, 1.64% due 5/01/2019                                       1,530
          3,000       (C&M Manufacturing Corporation Inc. Project), AMT, 1.91% due 7/01/2014                          3,000
          1,070       (Chambers Enterprises II Project), AMT, 1.66% due 11/01/2018                                    1,070
          1,690       (Cherry Central Co-operative Inc. Project), 1.68% due 11/01/2013                                1,690
          5,240       (Enviromental Quality Company Project), AMT, 1.66% due 5/01/2026                                5,240
          3,010       (Forest City Technologies), AMT, 1.63% due 9/01/2015                                            3,010
          2,400       (Glastender Inc. Project), AMT, 1.90% due 12/01/2010                                            2,400
          3,075       (Golden Keys Development LLC Project), AMT, 1.69% due 3/01/2018                                 3,075
            295       (Hercules Drawn Steel Project), AMT, 1.82% due 8/01/2006                                          295
            640       (Inalfa-Hollandia Inc. Project), AMT, 1.66% due 5/01/2016                                         640
          3,400       (Karmann Technology Development LLC Project), AMT, 1.66% due 12/01/2032                         3,400
          3,045       (Karona Inc. Project), AMT, 1.63% due 12/01/2015                                                3,045
          3,000       (Kaumagraph Flint Corporation Project), AMT, 1.90% due 11/01/2014                               3,000
          1,815       (Kerkstra Precast Inc. Project), AMT, 1.66% due 5/01/2025                                       1,815
          1,420       (Mikden Holdings Project), AMT, 1.70% due 6/01/2021                                             1,420
          1,505       (Monarch Hydraulics Inc. Project), AMT, 1.60% due 7/01/2016                                     1,505
          2,000       (Morrell Inc. Project), AMT, 1.66% due 5/01/2022                                                2,000
          1,300       (Norbert Industries Inc. Project), AMT, 1.76% due 4/01/2006                                     1,300
            480       (Northern Pure Ice Co. Project), AMT, 1.76% due 3/01/2015                                         480
            545       (Nuvar Properties LLC Project), AMT, 1.66% due 7/01/2026                                          545
          2,300       (Park Realty LLC), AMT, Series A, 1.66% due 9/01/2026                                           2,300
          1,100       (Pioneer Labs Inc. Project), AMT, 1.55% due 9/01/2012                                           1,100
          7,055       (Pioneer Metal Finishing Project), AMT, 1.57% due 11/01/2008                                    7,055
          2,900       (Richwood Industries Inc. Project), AMT, 1.90% due 9/01/2030                                    2,900
          4,045       (Riverwalk Properties LLC Project), AMT, 1.66% due 8/01/2021                                    4,045
            695       (TEI Investments LLC), AMT, 1.66% due 2/01/2022                                                   695
          3,700       (Universal Forest Products Project), AMT, 1.67% due 12/01/2022                                  3,700
          1,600       (Vector Investments LLC Project), AMT, 1.76% due 2/01/2020                                      1,600
          1,810       (Veri-Tek International Corporation Project), AMT, 1.66% due 4/01/2026                          1,810
          2,000       (WDKK Development LLC Project), AMT, 1.66% due 1/01/2024                                        2,000
            275       (Whitehall Industries), AMT, Series A-6, 1.96% due 1/01/2014                                      275

            700   Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Grandview
                  Plaza Project), VRDN, AMT, 1.63% due 12/15/2010 (c)                                                   700

         13,800   Municipal Securities Trust Certificates, Detroit, Michigan, Sewer Disposal Revenue
                  Refunding Bonds, Series SGB-53-A, VRDN, 1.57% due 7/01/2032 (a)(c)                                 13,800

          7,395   Municipal Securities Trust Certificates, Revenue Refunding Bonds, VRDN, Series 2001-166,
                  Class A, 1.68% due 12/15/2021 (a)(c)                                                                7,395

          2,600   Oakland County, Michigan, Economic Development Corporation, Limited Obligation Revenue
                  Bonds (Schain Mold & Engineering), VRDN, AMT, 1.70% due 4/01/2021 (c)                               2,600


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (concluded)                             CMA Michigan Municipal Money Fund          (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Michigan (concluded)

        $ 1,000   Paw Paw, Michigan, Public Schools, GO, 5.625% due 5/01/2005 (f)(h)                            $     1,046

          3,700   Rochester, Michigan, Community School District, School Building and Site, GO, 3%
                  due 5/01/2005                                                                                       3,732

          2,100   Rockford, Michigan, IDR, Limited Obligation (Alloy Exchange Project), VRDN, AMT, 1.90%
                  due 9/01/2019 (c)                                                                                   2,100

          4,250   Saginaw County, Michigan, Economic Development Corporation Revenue Bonds (Al-Fe Heat
                  Treating Project), VRDN, AMT, 1.63% due 2/01/2010 (c)                                               4,250

          5,430   Saline, Michigan, Area Schools, GO, Refunding, VRDN, 1.50% due 5/01/2030 (c)                        5,430

                  University of Michigan, University Hospital Revenue Refunding Bonds, VRDN (c):
            300       Series A, 1.72% due 12/01/2019                                                                    300
            800       Series A-2, 1.64% due 12/01/2024                                                                  800

          3,590   Whitmore Lake, Michigan, Public School District, VRDN, GO, ROCS, Series II-R-4515, 1.57%
                  due 5/01/2023 (c)                                                                                   3,590


Puerto Rico--1.8%

          1,000   Municipal Securities Trust Certificates, Puerto Rico, GO, VRDN, Series 2002-199, Class A,
                  1.70% due 1/25/2016 (b)(c)                                                                          1,000

                  Puerto Rico Public Finance Corporation Revenue Bonds, FLOATS, VRDN (c)(e):
          1,993       Series 911, 1.76% due 8/01/2026                                                                 1,993
          2,312       Series 919, 1.69% due 8/01/2026                                                                 2,312


Virgin Islands--3.3%

          9,725   Virgin Islands Public Finance Authority Revenue Refunding Bonds, ROCS, VRDN,
                  Series II-R-277, 1.76% due 10/01/2024 (c)(g)                                                        9,725

                  Total Investments (Cost--$289,332*)--99.6%                                                        289,332
                  Other Assets Less Liabilities--0.4%                                                                 1,100
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $   290,432
                                                                                                                ===========

              (a) FSA Insured.

              (b) MBIA Insured.

              (c) The interest rate is subject to change periodically based upon prevailing market rates.
                  The interest rate shown is the rate in effect at September 30, 2004.

              (d) AMBAC Insured.

              (e) CIFG Insured.

              (f) FGIC Insured.

              (g) Radian Insured.

              (h) Prerefunded.

                * Cost for federal income tax purposes.

                  See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments                                       CMA New Jersey Municipal Money Fund          (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
New Jersey--95.0%

        $ 7,220   ABN Amro Munitops Certificates Trust, New Jersey, GO, Refunding, VRDN, Series 2004-17,
                  1.73% due 7/15/2011 (d)(e)                                                                    $     7,220

          8,000   Brick Township, New Jersey, GO, TAN, 2.50% due 4/14/2005                                            8,045

          7,500   Brigantine, New Jersey, BAN, 1.50% due 1/28/2005                                                    7,512

                  Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (e):
         22,600       (Harvest Village Senior Redevelopment Project), Series A, 1.87% due 7/01/2029                  22,600
         13,900       (Parkview Redevelopment Housing Project), AMT, 1.72% due 7/01/2026                             13,900

          2,210   Camden County, New Jersey, Improvement Authority, Special Revenue Bonds, VRDN, 1.56%
                  due 9/01/2026 (e)                                                                                   2,210

         10,000   Camden, New Jersey, BAN, Series A, 3.50% due 6/28/2005                                             10,102

         19,970   Eagle Tax-Exempt Trust, New Jersey, GO, VRDN, Series 94C-3005, 1.54% due 2/15/2007 (e)             19,970

          8,425   Eagle Tax-Exempt Trust, New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                  Bonds, Series 2003-0041, VRDN, Class A, 1.54% due 1/01/2030 (a)(e)                                  8,425

                  East Brunswick Township, New Jersey, BAN:
         36,072       2.50% due 1/08/2005                                                                            36,199
          7,387       3% due 7/12/2005                                                                                7,464

          3,593   East Hanover Township, New Jersey, BAN, 2% due 3/24/2005                                            3,609

          4,426   East Windsor Township, New Jersey, BAN, 2% due 12/03/2004                                           4,433

          6,450   Garfield, New Jersey, GO, BAN, 2% due 3/18/2005                                                     6,479

         10,000   Howell Township, New Jersey, GO, TAN, 2.50% due 2/28/2005                                          10,042

         50,050   Hudson County, New Jersey, COP, MERLOTS, Series A35, 1.71% due 12/01/2021 (d)(e)                   50,050

         37,200   Hudson County, New Jersey, Improvement Authority Revenue Bonds (Essential Purpose
                  Pooled Government), VRDN, 1.50% due 7/15/2026 (e)                                                  37,200

          4,705   Manchester Township, New Jersey, GO, BAN, 1.75% due 3/25/2005                                       4,722

          3,152   Marlboro Township, New Jersey, GO, BAN, 2% due 4/15/2005                                            3,166

          2,085   Mercer County, New Jersey, Improvement Authority Revenue Bonds (Mercer Inc. Project),
                  VRDN, 1.76% due 12/01/2018 (e)                                                                      2,085

         14,075   Municipal Securities Trust Certificates, New Jersey, Revenue Bonds, VRDN, Series 1998-64,
                  Class A, 1.73% due 1/01/2012 (c)(e)                                                                14,075

                  New Jersey EDA, CP, AMT:
         10,000       1.65% due 10/13/2004                                                                           10,000
         10,300       1.40% due 10/14/2004                                                                           10,300
         15,000       1.17% due 11/10/2004                                                                           15,000

                  New Jersey EDA, EDR, Refunding (e):
         25,000       (Airis Newark LLC Project), ARCS, AMT, 1.52% due 1/01/2019 (a)                                 25,000
          4,400       (Jewish Community Foundation Metro West), VRDN, 1.52% due 12/01/2018                            4,400

                  New Jersey EDA, EDR, VRDN (e):
          9,100       (Diocese of Metuchen), 1.70% due 3/01/2026                                                      9,100
          8,000       (MZR Real Estate LP Project), AMT, 1.59% due 12/01/2026                                         8,000
          4,010       (PB Tower & Metro Project), AMT, Series A, 1.64% due 11/01/2026                                 4,010
          2,125       (PB Tower & Metro Project), AMT, Series B, 1.64% due 11/01/2011                                 2,125
            810       (Park Lane Association Project), AMT, 1.64% due 4/01/2010                                         810
          8,000       (Wyckoff Family YMCA Inc. Project), 1.51% due 10/01/2023                                        8,000


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                           CMA New Jersey Municipal Money Fund          (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
New Jersey (continued)

        $39,000   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation Project), VRDN, AMT,
                  Series A, 1.75% due 6/01/2026 (a)(e)                                                          $    39,000

                  New Jersey EDA, Revenue Bonds (e):
          2,745       (Accurate Box Co. Inc. Project), VRDN, AMT, 1.78% due 11/01/2009                                2,745
          1,900       (The Arc of Somerset County Inc.), VRDN, 1.57% due 7/01/2020                                    1,900
          4,230       (Cozzoli Enterprises LLC Project), VRDN, AMT, 1.75% due 3/01/2022                               4,230
          2,725       (Esarc, Inc. Project), VRDN, 1.57% due 4/01/2029                                                2,725
          1,965       (Jewish Family Service), VRDN, 1.57% due 2/01/2022                                              1,965
          8,085       MERLOTS, Series A-41, 1.71% due 6/15/2022 (b)                                                   8,085
         22,015       MERLOTS, Series B-02, 1.71% due 6/15/2020 (d)                                                  22,015
          3,835       (Ocean County YMCA Inc. Project), VRDN, 1.57% due 9/01/2021                                     3,835
          5,000       (Presbyterian Homes), VRDN, Series B, 1.69% due 12/01/2032                                      5,000
          3,375       ROCS, Series II-R-203, 1.54% due 6/15/2021 (a)                                                  3,375
          3,420       (Urban League Project), VRDN, 1.57% due 8/01/2019                                               3,420
          2,945       (YMCA of Montclair Project), VRDN, 1.57% due 6/01/2022                                          2,945

         15,400   New Jersey EDA, Special Facility Revenue Bonds (Port Newark Container LLC), VRDN, AMT,
                  1.72% due 7/01/2030 (e)                                                                            15,400

         10,985   New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of New Jersey Inc.
                  Project), VRDN, AMT, Series C, 1.73% due 11/01/2025 (a)(e)                                         10,985

                  New Jersey Health Care Facilities Financing Authority Revenue Bonds (e):
          9,545       FLOATS, Series 702, 1.51% due 7/01/2014 (d)                                                     9,545
         10,000       FLOATS, Series 943, 1.54% due 7/01/2024 (b)                                                    10,000
          6,500       (Meridian Health System), VRDN, Series A, 1.50% due 7/01/2033                                   6,500
         11,500       (Meridian Health System), VRDN, Series B, 1.50% due 7/01/2033                                  11,500
          5,800       (Meridian Hospitals Corp. Computer Program), VRDN, Series A-1, 1.55% due 7/01/2011              5,800
          3,000       (Wiley Mission Project), VRDN, 1.51% due 7/01/2029                                              3,000

          9,690   New Jersey State Educational Facilities Authority, Revenue Refunding Bonds (Centenary
                  College), VRDN, Series A, 1.69% due 10/01/2033 (e)                                                  9,690

         13,000   New Jersey State, FLOATS, Series L55J, 1.75% due 6/24/2005 (e)                                     13,000

         14,930   New Jersey State Highway Authority, Garden State Parkway General Revenue Refunding
                  Bonds, PUTTERS, Series 247, 1.52% due 1/01/2013 (b)(e)(f)                                          14,930

                  New Jersey State Housing and Mortgage Finance Agency, S/F Housing Revenue Bonds, AMT:
         12,000       Series B, 1.10% due 10/01/2004                                                                 12,000
         12,500       VRDN, Series F, 1.05% due 10/01/2004 (e)                                                       12,500

         35,000   New Jersey State, TRAN, Series A, 3% due 6/24/2005                                                 35,379

          5,750   New Jersey State Transit Corporation, COP, ROCS, Series 15, 1.55% due 9/15/2014 (a)(e)              5,750

                  New Jersey State Transportation Trust Fund Authority Revenue Bonds (e):
         33,940       FLOATS, Series 775D, 1.51% due 12/15/2016                                                      33,940
          7,420       FLOATS, Series 963-D, 1.53% due 6/15/2025 (b)                                                   7,420
          6,165       MERLOTS, Series A13, 1.25% due 4/13/2005 (d)                                                    6,165
         16,735       PUTTERS, Series 332, 1.10% due 12/15/2015 (a)                                                  16,735
          7,120       ROCS, Series II-R-4040, 1.54% due 6/15/2022 (c)                                                 7,120

                  New Jersey State Turnpike Authority, Turnpike Revenue Bonds (c)(e):
         16,250       GO, Refunding, ROCS, Series II-R-4032, 1.54% due 1/01/2021                                     16,250
         27,200       VRDN, Series C-1, 1.68% due 1/01/2024                                                          27,200
         21,000       VRDN, Series C-2, 1.68% due 1/01/2024                                                          21,000


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (concluded)                           CMA New Jersey Municipal Money Fund          (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
New Jersey (concluded)

        $19,000   Passaic County, New Jersey, GO, Refunding, BAN, 3% due 6/10/2005                              $    19,180

          5,427   Passaic, New Jersey, GO, BAN, 2% due 11/12/2004                                                     5,432

                  Port Authority of New York and New Jersey, CP, AMT:
         20,600       1.13% due 10/01/2004                                                                           20,600
         12,080       1.13% due 10/08/2004                                                                           12,080

                  Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                  (Versatile Structure Obligation), VRDN, AMT (e):
         55,500       Series 1R, 1.66% due 8/01/2028                                                                 55,500
         14,750       Series 4, 1.66% due 4/01/2024                                                                  14,750
         18,200       Series 6, 1.66% due 12/01/2017                                                                 18,200

          7,300   Salem County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                  Bonds (E.I. du Pont de Nemours), VRDN, 1.30% due 3/01/2012 (e)                                      7,300

         10,457   Stafford Township, New Jersey, GO, BAN, Series B, 2.75% due 7/15/2005                              10,550

         20,000   Trenton, New Jersey, GO, Refunding, BAN, 2% due 11/12/2004                                         20,016

         10,000   Woodbridge Township, New Jersey, GO, BAN, 3% due 7/08/2005                                         10,102

          4,023   Wood-Ridge Borough, New Jersey, GO, BAN, 2% due 2/25/2005                                           4,039


Puerto Rico--5.6%

          6,595   Municipal Securities Trust Certificates, Puerto Rico, GO, VRDN, Series 2002-199,
                  Class A, 1.70% due 1/25/2016 (d)(e)                                                                 6,595

          6,300   Municipal Securities Trust Certificates, Puerto Rico, Revenue Bonds, VRDN,
                  Series 2000-107, Class A, 1.70% due 5/19/2009 (c)(e)                                                6,300

         10,000   Puerto Rico Commonwealth, TRAN, 3% due 7/29/2005                                                   10,108

                  Puerto Rico Government Development Bank, CP:
          9,597       1.32% due 10/08/2004                                                                            9,597
          5,000       1.19% due 11/08/2004                                                                            5,000
         15,500       1.59% due 11/12/2004                                                                           15,500

          5,390   Puerto Rico Public Finance Corporation, FLOATS, Series 705D, 1.69% due 8/01/2027 (a)(e)             5,390

                  Total Investments (Cost--$1,045,541*)--100.6%                                                   1,045,541
                  Liabilities in Excess of Other Assets--(0.6%)                                                     (6,580)
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $ 1,038,961
                                                                                                                ===========

              (a) AMBAC Insured.

              (b) FGIC Insured.

              (c) FSA Insured.

              (d) MBIA Insured.

              (e) The interest rate is subject to change periodically based upon prevailing market rates.
                  The interest rate shown is the rate in effect at September 30, 2004.

              (f) Escrowed to maturity.

                * Cost for federal income tax purposes.

                  See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments                                         CMA New York Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
New York--98.2%

                  ABN AMRO Munitops Certificates Trust, Revenue Refunding Bonds, VRDN (f):

        $23,340       Series 2002-10, 1.06% due 3/02/2005 (d)                                                   $    23,340
          9,965       Series 2004-24, 1.73% due 7/01/2012 (e)                                                         9,965

                  Albany, New York, City School District, GO:
          8,500       RAN, 1.50% due 10/29/2004                                                                       8,503
         10,000       TAN, 1.50% due 10/29/2004                                                                      10,003

                  Albany, New York, GO:
          4,000       BAN, 3% due 6/09/2005                                                                           4,035
          3,330       RAN, 3% due 1/31/2005                                                                           3,347

          2,500   Albany, New York, IDA, IDR, Refunding (Albany Ventures Inc. Project), VRDN, 1.75% due
                  12/29/2010 (f)                                                                                      2,500

          1,000   Amityville, New York, Union Free School District, GO, TAN, 2.75% due 6/29/2005                      1,009

                  Ardsley, New York, Union Free School District, GO:
          9,000       BAN, 1.375% due 11/03/2004                                                                      9,003
          3,600       TAN, 2.75% due 6/29/2005                                                                        3,629

          3,000   Big Flats, New York, GO, BAN, 2% due 12/02/2004                                                     3,004

         10,000   Binghamton, New York, GO, Refunding, BAN, 3% due 9/22/2005                                         10,125

         19,000   Broadalbin-Perth, New York, Central School District, GO, BAN, 3% due 6/17/2005                     19,178

                  Brocton, New York, Central School District, GO, BAN:
         10,000       2% due 12/17/2004                                                                              10,016
          6,881       3% due 6/23/2005                                                                                6,944

            260   Brookhaven, New York, GO, Public Improvement, Series B, 4% due 10/01/2004 (b)                         260

         19,000   Broome County, New York, GO, BAN, 2% due 4/21/2005                                                 19,091

          3,000   Carle Place, New York, Union Free School District, GO, TAN, 3% due 6/23/2005 (e)                    3,030

          4,000   Carthage, New York, Central School District, GO, RAN, 3% due 6/24/2005                              4,036

          2,510   Cattaraugus County, New York, Development Agency, IDR (Gowanda Electronics Corporation),
                  VRDN, AMT, Series A, 1.64% due 9/01/2021 (f)                                                        2,510

          8,000   Centereach, New York, Middle Country Central School District, GO, TAN, 3% due 6/30/2005             8,079

         18,000   Chemung County, New York, GO, RAN, 3% due 4/15/2005                                                18,138

          4,084   Clayton, New York, BAN, 1.50% due 10/08/2004                                                        4,084

         10,000   Commack, New York, Union Free School District, GO, BAN, 2% due 11/19/2004                          10,010

         14,000   Connetquot Central School District, New York, Islip, GO, BAN, 2% due 1/27/2005                     14,022

          2,900   Copiague, New York, Union Free School District, GO, TAN, 3% due 6/29/2005                           2,929

          3,750   Dundee, New York, Central School District, GO, BAN, 2.75% due 6/29/2005                             3,782

          3,500   Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Trinity-Pawling School
                  Corporation), VRDN, 1.50% due 10/01/2032 (f)                                                        3,500

          5,000   Eagle Tax-Exempt Trust, Metropolitan Transportation Authority, New York, Revenue Bonds,
                  VRDN, Series 2003-0051, Class A, 1.53% due 11/15/2032 (b)(f)                                        5,000

                  Eagle Tax-Exempt Trust, New York, VRDN (f):
         10,145       Series 2001-323, 1.71% due 4/01/2015                                                           10,145
         24,500       Series 983201, 1.54% due 4/01/2017                                                             24,500

          7,730   Eagle Tax-Exempt Trust, Revenue Refunding Bonds, VRDN, Series 2002-6003, Class A,
                  1.53% due 11/15/2032 (d)(f)                                                                         7,730

                  Eagle Tax-Exempt Trust, Triborough Bridge and Tunnel Authority, New York, VRDN (f):
          6,000       Revenue Bonds, Series 2003-0004, Class A, 1.53% due 11/15/2032 (b)                              6,000
          5,200       Series 96C, 1.71% due 1/01/2005                                                                 5,200

         14,000   East Meadow, New York, Union Free School District, GO, BAN, 2.50% due 8/17/2005                    14,121

          5,450   East Moriches, New York, Union Free School District, GO, TAN, 2.75% due 6/23/2005                   5,493


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                             CMA New York Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
New York (continued)

        $ 8,000   Eastchester, New York, Union Free School District, GO, TAN, 3% due 6/24/2005                  $     8,069

                  Erie County, New York, IDA, Civic Facility Revenue Bonds, VRDN (f):
          4,005       (Child and Family Services of Erie County), 1.57% due 6/01/2022                                 4,005
          1,545       (Claddagh Commission Inc. Project), 1.57% due 12/01/2015                                        1,545

         11,846   Fayetteville-Manlius, New York, Central School District, GO, BAN, 3% due 5/27/2005                 11,949

          6,540   Freeport, New York, GO, BAN, 2.75% due 7/28/2005                                                    6,599

          6,000   Geneva, New York, Public Improvement, GO, BAN, 2% due 5/27/2005                                     6,025

          4,500   Glens Falls, New York, Central School District, GO, RAN, 3% due 6/24/2005                           4,540

          2,500   Greenlawn, New York, Harborfields Central School District, GO, TAN, 2.75% due 6/29/2005             2,522

          4,030   Guilderland, New York, GO, Refunding, BAN, 2% due 4/29/2005                                         4,046

          2,560   Guilderland, New York, IDA, Civic Facility, Revenue Bonds (West Turnpike), VRDN,
                  Series A, 1.57% due 4/01/2020 (f)                                                                   2,560

         13,500   Hempstead, New York, Union Free School District, GO, TAN, 3% due 6/29/2005                         13,627

          5,200   Herricks, New York, Union Free School District, BAN, 2% due 12/02/2004                              5,207

          5,000   Hilton, New York, Central School District, GO, BAN, 3% due 6/23/2005                                5,049

         16,000   Islip, New York, IDA, Industrial Revenue Bonds (Bayshore LLC Project), VRDN, AMT,
                  1.55% due 12/01/2029 (f)                                                                           16,000

          6,750   Islip, New York, Union Free School District 002, GO, TAN, 3% due 6/29/2005                          6,817

         15,546   Ithaca City, New York, GO, BAN, 2% due 1/17/2005                                                   15,583

          1,100   Jay Street Development Corporation, Courts Facility Lease Revenue Bonds (New York
                  City--Jay Street Corporation), VRDN, Series A-4, 1.63% due 5/01/2022 (f)                            1,100

          5,500   Johnson City, New York, Central School District, GO, RAN, 2% due 10/15/2004                         5,501

          3,759   Katonah-Lewisboro, New York, Union Free School District, GO, BAN, 2.75% due 7/22/2005               3,793

          6,061   Kenmore-Tonawanda, New York, Union Free School District, GO, BAN, Series A, 2% due
                  10/01/2004                                                                                          6,061

         12,650   Lackawanna, New York, City School District, GO, BAN, 3% due 6/17/2005                              12,761

          3,000   Lawrence, New York, Union Free School District, GO, TAN, 3% due 6/29/2005                           3,031

         14,820   Long Island Power Authority, New York, Electric System General Revenue Bonds, VRDN,
                  Series E, 1.67% due 12/01/2029 (d)(f)                                                              14,820

                  Long Island Power Authority, New York, Electric System Revenue Bonds (f):
         29,940       FLOATS, Series 822-D, 1.53% due 9/01/2029 (g)                                                  29,940
         25,000       VRDN, Sub-Series 3A, 1.69% due 5/01/2033                                                       25,000

         20,876   Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, FLOATS,
                  Series 339, 1.53% due 12/01/2026 (e)(f)                                                            20,876

          2,100   Mattituck-Cutchogue, New York, Union Free School District, GO, TAN, 3% due 6/24/2005                2,122

         20,000   Metropolitan Transportation Authority, New York, GO, VRDN, Sub-Series A-1, 1.50% due
                  11/01/2034 (f)(g)                                                                                  20,000

                  Metropolitan Transportation Authority, New York, Revenue Bonds (f):
         20,000       FLOATS, Series 848-D, 1.53% due 11/15/2021 (b)                                                 20,000
          9,825       MERLOTS, Series A12, 1.75% due 6/08/2005 (d)                                                    9,825

                  Metropolitan Transportation Authority, New York, Revenue Refunding Bonds (f):
         38,795       MERLOTS, Series A52, 1.71% due 11/15/2022 (b)                                                  38,795
          8,480       MERLOTS, Series B25, 1.71% due 11/15/2025 (b)                                                   8,480
          2,400       VRDN, Series D-1, 1.50% due 11/01/2029 (d)                                                      2,400
          7,845       VRDN, Series D-2, 1.50% due 11/01/2032 (d)                                                      7,845

          9,825   Metropolitan Transportation Authority, New York, Service Contract Revenue Bonds, MERLOTS,
                  Series A-43, 1.71% due 1/01/2010 (b)(f)                                                             9,825

          3,600   Metropolitan Transportation Authority, New York, Service Contract Revenue Refunding Bonds,
                  FLOATS, Series 916, 1.71% due 7/01/2030 (a)(f)                                                      3,600

          9,500   Mineola, New York, Union Free School District, GO, TAN, 3% due 6/29/2005                            9,602


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                             CMA New York Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
New York (continued)

                  Monroe County, New York, GO, RAN:
        $10,000       2.50% due 4/15/2005                                                                       $    10,050
         10,000       3% due 4/15/2005                                                                               10,078

          1,700   Monroe County, New York, IDA, Civic Facility Revenue Refunding Bonds (Al Sigl Center
                  for Rehabilitation Agencies, Inc. Project), VRDN, 1.70% due 12/01/2034 (f)                          1,700

          1,435   Monroe County, New York, IDA, Revenue Bonds (Coopervision Project), VRDN, 1.82% due
                  1/01/2012 (f)                                                                                       1,435

          6,070   Monroe County, New York, Public Improvement, GO, BAN, 3% due 7/28/2005                              6,130

          5,000   Monroe County, New York, Public Improvement, GO, Refunding, BAN, 2.25% due 12/17/2004               5,010

         10,000   Monticello, New York, Central School District, GO, BAN, 2.75% due 7/29/2005                        10,089

         12,500   Nassau County, New York, IDA, Revenue Bonds (Clinton Plaza Senior Housing Project),
                  VRDN, 1.51% due 9/01/2034 (f)                                                                      12,500

          8,099   New Rochelle, New York, GO, BAN, 1.03% due 3/18/2005                                                8,099

                  New York City, New York, City Housing Development Corporation, M/F Mortgage Revenue
                  Bonds, VRDN, Series A (f):
          2,100       (Fountains at Spring Creek Project), AMT, 1.70% due 11/01/2033                                  2,100
         10,000       (Gold Street Project), 1.69% due 1/01/2037                                                     10,000
          3,550       (Lafayette Project), AMT, 1.70% due 11/01/2033                                                  3,550

                  New York City, New York, City Housing Development Corporation, M/F Rental Housing
                  Revenue Bonds, VRDN, Series A (f):
         18,700       (Armory Place LLC), AMT, 1.70% due 3/15/2033 (c)                                               18,700
         15,300       (Lyric Development), AMT, 1.70% due 11/15/2031 (c)                                             15,300
          3,700       (Monterey), 1.72% due 11/15/2019 (c)                                                            3,700
         16,800       (One Columbus Place Development), AMT, 1.70% due 11/15/2028 (c)                                16,800
         29,800       (Tribeca Towers), AMT, 1.75% due 11/15/2019 (c)                                                29,800
         48,600       (West 43rd Street Development), AMT, 1.70% due 4/15/2029 (c)                                   48,600
         34,800       (West 89th Street Development), AMT, 1.75% due 11/15/2029                                      34,800

                  New York City, New York, City IDA, Civic Facility Revenue Bond, VRDN (f):
          3,200       (Allen-Stevenson School Project), 1.50% due 12/01/2034                                          3,200
          1,600       (Hewitt School Project), 1.50% due 12/01/2034                                                   1,600

          6,450   New York City, New York, City IDA, Civic Facility Revenue Refunding Bond (Brooklyn
                  Heights Montessori School Project), VRDN, 1.68% due 1/01/2027 (f)                                   6,450

          2,600   New York City, New York, City IDA, IDR (DXB Videotape Inc. Project), VRDN, AMT, 1.70%
                  due 6/30/2017 (f)                                                                                   2,600

          9,000   New York City, New York, City IDA, Special Facility Revenue Bond (Air Express
                  International Corporation Project), VRDN, AMT, 1.73% due 7/01/2024 (f)                              9,000

         30,000   New York City, New York, City Municipal Water Finance Authority, CP, 1.17% due 10/07/2004          30,000

                  New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                  Revenue Bonds, VRDN (f):
         29,100       MSTR, SGB-25, 1.53% due 6/15/2023 (e)                                                          29,100
          2,800       Series C, 1.62% due 6/15/2022 (b)                                                               2,800

                  New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                  Revenue Refunding Bonds, VRDN (f):
         15,000       Fiscal 2003 Sub-Series C-1, 1.63% due 6/15/2018                                                15,000
          1,200       Fiscal 2003 Sub-Series C-3, 1.63% due 6/15/2018                                                 1,200
         51,530       MSTR, Series SGB-27, 1.53% due 6/15/2024 (d)                                                   51,530
          4,925       Series A, 1.63% due 6/15/2025 (b)                                                               4,925
         35,200       Series F-2, 1.71% due 6/15/2033                                                                35,200

          1,900   New York City, New York, City Transitional Finance Authority, Future Tax Secured,
                  Revenue Refunding Bonds, VRDN, Sub-Series C5, 1.63% due 8/01/2031 (f)                               1,900

                  New York City, New York, City Transitional Finance Authority Revenue Bond (f):
         14,900       FLOATS, Series 536, 1.53% due 5/01/2015 (e)                                                    14,900
          3,800       ROCS, Series II-R-2054, 1.56% due 2/01/2020 (e)                                                 3,800
         10,000       VRDN, Sub-Series 2A, 1.77% due 11/01/2022                                                      10,000


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                             CMA New York Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
New York (continued)

        $ 3,600   New York City, New York, City Transitional Finance Authority Revenue Bonds, Future Tax
                  Secured, VRDN, Series B, 1.63% due 2/01/2031 (f)                                              $     3,600

                  New York City, New York, City Transitional Finance Authority (New York City Recovery)
                  Revenue Bonds, VRDN, Series 1 (f):
         23,710       Sub-Series 1A, 1.69% due 11/01/2022                                                            23,710
          1,095       Sub-Series 1D, 1.64% due 11/01/2022                                                             1,095

                  New York City, New York, City Transitional Finance Authority (New York City Recovery),
                  Revenue Refunding Bonds, VRDN, Series 3 (f):
          1,550       Sub-Series 3E, 1.64% due 11/01/2022                                                             1,550
          3,000       Sub-Series 3F, 1.64% due 11/01/2022                                                             3,000

                  New York City, New York, GO:
          9,635       MERLOTS, Series A36, 1.75% due 6/08/2005 (a)(f)                                                 9,635
          5,000       MSTR, VRDN, SGB-36, 1.56% due 6/01/2022 (a)(f)                                                  5,000
         20,000       ROCS, Series II-R-251A, 1.58% due 12/15/2019 (f)                                               20,000
          1,025       Series D, 6.50% due 2/15/2005                                                                   1,045

                  New York City, New York, GO, Refunding:
         12,165       MERLOTS, Series A32, 1.25% due 8/01/2011 (d)(f)                                                12,165
          1,300       Series E, 6.50% due 2/15/2005 (a)                                                               1,326
          3,070       VRDN, Series H, Sub-Series H-2, 1.62% due 8/01/2013 (e)(f)                                      3,070
          1,300       VRDN, Series H, Sub-Series H-3, 1.63% due 8/01/2019 (d)(f)                                      1,300
          3,815       VRDN, Sub-Series C-2, 1.69% due 8/01/2020 (f)                                                   3,815
          2,900       VRDN, Sub-Series C-4, 1.70% due 8/01/2020 (f)                                                   2,900
         28,000       VRDN, Sub-Series C-5, 1.69% due 8/01/2020 (f)                                                  28,000
            400       VRDN, Sub-Series E-5, 1.68% due 8/01/2010 (f)                                                     400

                  New York City, New York, GO, VRDN (f):
          2,400       Series B-2, Sub-Series B-5, 1.62% due 8/15/2011 (e)                                             2,400
          6,860       Series F-4, 1.69% due 2/15/2020                                                                 6,860
          4,200       Series F-5, 1.69% due 2/15/2016                                                                 4,200
          6,925       Series H-1, 1.63% due 3/01/2034                                                                 6,925
          3,850       Series J, Sub-Series J-2, 1.68% due 2/15/2016                                                   3,850
          2,800       Sub-Series A-3, 1.69% due 8/01/2031                                                             2,800
          5,000       Sub-Series A-6, 1.63% due 11/01/2026 (d)                                                        5,000
         14,700       Sub-Series A-6, 1.67% due 8/01/2031                                                            14,700
          2,400       Sub-Series A-7, 1.63% due 8/01/2019                                                             2,400
          3,300       Sub-Series A-7, 1.63% due 8/01/2020                                                             3,300
          5,000       Sub-Series C-3, 1.49% due 8/15/2029 (g)                                                         5,000
         40,000       Sub-Series H-2, 1.51% due 3/01/2034                                                            40,000

         17,451   New York State Commander of General Services Revenue Bonds (People of the State of
                  New York), VRDN, 1.70% due 9/01/2021 (f)                                                           17,451

                  New York State Dormitory Authority, Mental Health Services Revenue Bonds:
         27,000       Sub-Series D-2B, 1.50% due 2/15/2031 (d)                                                       27,000
         20,000       Sub-Series D-2G, 1.50% due 2/15/2031                                                           20,000
         15,000       Sub-Series D-2H, 1.50% due 2/15/2031                                                           15,000

                  New York State Dormitory Authority Revenue Bonds (f):
          6,900       FLOATS, Series 894, 1.15% due 1/21/2005 (e)                                                     6,900
          7,175       MERLOTS, Series B30, 1.71% due 3/15/2027 (b)                                                    7,175

         13,000   New York State Dormitory Authority Revenue Bonds (Columbia University), VRDN, Series A-2,
                  1.60% due 6/08/2005 (f)                                                                            13,000

          1,145   New York State Dormitory Authority, Secured Revenue Refunding Bonds (Brookdale Hospital
                  Medical Center), VRDN, Series J, 5.50% due2/15/2005 (d)(f)                                          1,164

                  New York State Dormitory Authority, State Personal Income Tax Revenue Bonds, Series A:
          1,110       (Education), 2% due 3/15/2005                                                                   1,115
            640       (State Facilities), 2% due 3/15/2005                                                              643


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                             CMA New York Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
New York (continued)

        $ 5,440   New York State, GO, Series D, 2% due 6/15/2005                                                $     5,453

                  New York State HFA, Housing Revenue Bonds, VRDN (f):
         15,000       (Liberty Street Realty LLC), 1.72% due 11/01/2035                                              15,000
         21,850       (West 43rd Street), AMT, Series A, 1.70% due 11/01/2034                                        21,850

          5,000   New York State, HFA, M/F Housing Revenue Bonds, VRDN, Series A, 1.73% due 11/01/2028 (a)(f)         5,000

          5,600   New York State, HFA, M/F Revenue Bonds (Kew Gardens Hills), VRDN, AMT, Series A, 1.75%
                  due 5/15/2036 (c)(f)                                                                                5,600

                  New York State, HFA, Revenue Bonds, VRDN, AMT (f):
          6,400       (1500 Lexington Associates LLC), Series A, 1.75% due 5/15/2034 (c)                              6,400
         28,600       (1501 Lex Associates LP), Series A, 1.75% due 5/15/2032 (c)                                    28,600
          3,745       (Biltmore Tower Project), Series A, 1.71% due 5/15/2034 (c)                                     3,745
         20,000       (Chelsea Apartments), Series A, 1.75% due 11/15/2036 (c)                                       20,000
         12,000       (Gethsemane Apartments), Series A, 1.76% due 5/15/2033 (c)                                     12,000
         21,000       (Helena Housing), Series A, 1.75% due 11/01/2036                                               21,000
         34,200       (Saxony Housing), Series A, 1.70% due 5/15/2030                                                34,200
         13,000       (Talleyrand Crescent), 1.68% due 5/15/2028 (c)                                                 13,000
         54,400       (Tribeca), Series A, 1.75% due 11/15/2029 (c)                                                  54,400
         32,600       (Tribeca Pointe LLC), Series A, 1.70% due 5/15/2029 (c)                                        32,600
         10,000       (Victory Housing), Series A, 1.73% due 11/01/2033                                              10,000

                  New York State, HFA, Service Contract Revenue Refunding Bonds, VRDN (f):
          7,500       Series C, 1.68% due 3/15/2026                                                                   7,500
         14,000       Series D, 1.68% due 3/15/2026                                                                  14,000

            500   New York State Local Government Assistance Corporation Revenue Bonds, Series A, 5.90%
                  due 4/01/2005 (h)                                                                                     522

                  New York State Local Government Assistance Corporation, Revenue Refunding Bonds,
                  Sub Lien, VRDN (f):
          5,000       Series 4V, 1.69% due 4/01/2022 (d)                                                              5,000
          3,085       Series 8V, 1.68% due 4/01/2019 (d)                                                              3,085
          4,000       Series A-7V, 1.68% due 4/01/2020 (b)                                                            4,000

         40,000   New York State Power Authority, CP, 1.41% due 10/14/2004                                           40,000

         42,000   New York State Power Authority, Revenue and General Purpose, GO, VRDN, 1.35% due
                  3/01/2005 (f)                                                                                      42,000

          4,580   New York State Thruway Authority, Highway and Bridge Trust Fund, Revenue Refunding
                  Bonds, ROCS, Series II-R-5012, 1.53% due 4/01/2019 (a)(f)                                           4,580

          2,510   New York State Thruway Authority, Local Highway and Bridge Service Contract Revenue
                  Refunding Bonds, 6% due 4/01/2005                                                                   2,568

          1,665   New York State Urban Development Corporation, Corporate Purpose Subordinate Lien Revenue
                  Bonds, Series A, 2% due 1/01/2005                                                                   1,669

          2,000   New York State Urban Development Corporation, Personal Income Tax Revenue Bonds, Series D,
                  4.50% due 12/15/2004                                                                                2,014

          8,540   New York State Urban Development Corporation Revenue Bonds, MERLOTS, Series A01, 1.25%
                  due 3/15/2015 (b)(f)                                                                                8,540

          6,000   North Babylon, New York, Union Free School District, GO, TAN, 3% due 6/23/2005                      6,059

          5,000   North Greenbush, New York, GO, BAN, 2% due 4/22/2005                                                5,022

          2,200   Onondaga County, New York, IDA, IDR (Peregrine International LLC Project), VRDN, AMT,
                  1.70% due 5/01/2022 (f)                                                                             2,200

         14,200   Onondaga County, New York, IDA, Solid Waste Disposal Facility Revenue Refunding Bonds
                  (Solvay Paperboard Project), VRDN, AMT, 1.61% due 7/01/2023 (f)                                    14,200

          1,820   Oswego County, New York, IDA, Civic Facility Revenue Bonds (O H Properties Inc. Project),
                  VRDN, Series A, 1.62% due 6/01/2024 (f)                                                             1,820

         14,300   Otego-Unadilla, New York, Central School District, GO, Refunding, BAN, 2.75% due 6/29/2005         14,413

          8,500   Oyster Bay, New York, GO, Series A, 2% due 1/21/2005                                                8,522

          8,200   Port Authority of New York and New Jersey, CP, 1.13% due 10/08/2004                                 8,200


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                             CMA New York Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
New York (concluded)

                  Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                  (Versatile Structure Obligation) VRDN (f):
        $ 5,000       AMT, Series 4, 1.66% due 4/01/2024                                                        $     5,000
          5,100       AMT, Series 6, 1.66% due 12/01/2017                                                             5,100
          2,500       Series 2, 1.62% due 5/01/2019                                                                   2,500

          6,000   Port Washington, New York, Union Free School District, GO (School Reconstruction),
                  Refunding, BAN, 2% due 12/02/2004                                                                   6,009

          3,810   Putnam County, New York, IDA, Revenue Bonds (Dynacept Corporation Project), VRDN, AMT,
                  1.55% due 1/01/2021 (f)                                                                             3,810

         10,000   Riverhead, New York, Central School District, GO, TAN, 2.75% due 6/30/2005                         10,082

         22,000   Rochester, New York, GO, BAN, Series I, 2% due 3/03/2005                                           22,087

          9,950   Rockland County, New York, IDA, Revenue Bonds (Dominican College Project), Series A,
                  1.50% due 5/01/2034                                                                                 9,950

                  Schenectady, New York, City School District, GO:
          4,700       BAN, 3% due 7/08/2005                                                                           4,737
          9,000       RAN, 3% due 7/08/2005                                                                           9,071

          6,000   Sidney, New York, Central School District, BAN, 3% due 6/30/2005                                    6,055

          7,000   South Glens Falls, New York, Central School District, GO, RAN, 3% due 6/16/2005                     7,071

          3,635   South Kortright, New York, Central School District, GO, BAN, Series A, 3% due 6/24/2005             3,668

          4,920   Suffolk County, New York, IDA, Solid Waste Disposal Facility, Revenue Refunding Bonds
                  (Ogden Martin Systems), ROCS, AMT, 1.76% due 10/01/2006 (a)(f)                                      4,920

            693   Sullivan West, New York, Central School District, GO, Refunding, 3% due 4/15/2005 (e)                 700

                  Tobacco Settlement Financing Corporation, New York, Revenue Bond (a)(f):
         14,220       PUTTERS, Series 433, 1.55% due 6/01/2011                                                       14,220
          2,945       ROCS, Series II-R-2034, 1.55% due 6/01/2020                                                     2,945
          8,075       ROCS, Series II-R-4508, 1.55% due 6/01/2021                                                     8,075

                  Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding
                  Bonds, VRDN (a)(f):
         20,000       Series B, 1.68% due 1/01/2032                                                                  20,000
          7,100       Series C, 1.68% due 1/01/2032                                                                   7,100

                  Triborough Bridge and Tunnel Authority, New York, Revenue Bonds (a)(f):
          9,525       MERLOTS, Series B28, 1.71% due 11/15/2026                                                       9,525
          2,065       ROCS, Series II-R-2013, 1.53% due 11/15/2021                                                    2,065

                  Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds (e)(f):
         12,895       FLOATS, Series 839, 1.53% due 11/15/2019                                                       12,895
          9,965       MERLOTS, Series B03, 1.71% due 11/15/2020                                                       9,965
         14,530       MERLOTS, Series B13, 1.71% due 11/15/2021                                                      14,530
         14,140       PUTTERS, Series 304, 1.53% due 11/15/2018                                                      14,140
          5,345       ROCS, Series II-R-1032, 1.53% due 11/15/2021                                                    5,345

                  Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue Refunding
                  Bonds, VRDN (d)(f):
         22,275       Series A, 1.69% due 1/01/2031                                                                  22,275
         11,630       Series D, 1.68% due 1/01/2031                                                                  11,630

         17,050   Ulster County, New York, GO, BAN, 2.75% due 6/10/2005                                              17,184

          4,000   Waverly, New York, Central School District, GO, RAN, 2.75% due 6/29/2005                            4,032

         19,090   Webutuck, New York, Central School District, GO, BAN, 2% due 12/17/2004                            19,121

          4,750   West Genesee, New York, Central School District, GO, RAN, 2% due 11/12/2004                         4,754

          1,260   Whitesboro, New York, Central School District, GO, BAN, 2% due 12/17/2004                           1,262

          1,500   Yonkers, New York, IDA, Revenue Bonds, MERLOTS, Series A01, 1.76% due 7/01/2042 (f)                 1,500


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (concluded)                             CMA New York Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Puerto Rico--0.8%

        $ 2,400   Municipal Securities Trust Certificates, Puerto Rico, GO, VRDN, Series 2002-199, Class A,
                  1.70% due 1/25/2016 (e)(f)                                                                   $      2,400

         12,796   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, FLOATS, Series 747D,
                  1.51% due 7/01/2017 (f)(g)                                                                         12,796

          3,496   Puerto Rico Public Finance Corporation Revenue Bonds, FLOATS, Series 919, 1.51% due
                  8/01/2026 (f)(g)                                                                                    3,496

                  Total Investments (Cost--$2,272,698*)--99.0%                                                    2,272,698
                  Other Assets Less Liabilities--1.0%                                                                22,597
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $ 2,295,295
                                                                                                                ===========

              (a) AMBAC Insured.

              (b) FGIC Insured.

              (c) FNMA Collateralized.

              (d) FSA Insured.

              (e) MBIA Insured.

              (f) The interest rate is subject to change periodically based upon prevailing market rates.
                  The interest rate shown is the rate in effect at September 30, 2004.

              (g) CIFG Insured.

              (h) Prerefunded.

                * Cost for federal income tax purposes.

                  See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments                                   CMA North Carolina Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
North Carolina--99.1%

        $ 1,700   Alamance County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (Millender Project), VRDN, AMT, 1.62% due 12/01/2020 (a)                       $     1,700

          2,500   Ashe County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project), VRDN, AMT, 1.60%
                  due 5/01/2014 (a)                                                                                   2,500

         10,700   Beaufort County, North Carolina, Water District Number VI, GO, BAN, 1.90% due 10/13/2004           10,703

          1,800   Buncombe County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, Revenue Refunding Bonds (Industrial Development Alliance), AMT, VRDN, 1.76%
                  due 8/01/2009 (a)                                                                                   1,800

          6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project), AMT, VRDN, 1.57% due
                  9/01/2011 (a)                                                                                       6,600

          1,935   Charlotte, North Carolina, GO, Refunding, 4.75% due 2/01/2005                                       1,958

          4,745   Columbus County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, Industrial Revenue Bonds (Kroy Building Products Inc. Project), VRDN, AMT,
                  1.75% due 12/01/2025 (a)                                                                            4,745

          4,175   Elevation Water District of Johnston County, North Carolina, BAN, 3% due 5/25/2005                  4,215

          1,325   Forsyth County, North Carolina, GO, Refunding, Series B, 3% due 4/01/2005                           1,338

          1,495   Gaston County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (Marlatex Corporation Project), VRDN, AMT, 1.67% due 6/01/2015 (a)                   1,495

            540   Granville County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, Industrial Revenue Bonds (Lace Lastics Company Inc. Project), VRDN, AMT, 1.86%
                  due 10/01/2005 (a)                                                                                    540

                  Guilford County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR, VRDN, AMT (a):
          2,500       (High Point Textiles Auxiliaries), Refunding, 1.62% due 6/01/2012                               2,500
          3,500       (Nat Sherman Building LLC), 1.72% due 3/01/2022                                                 3,500
          1,000       (Neal Manufacturing), 1.60% due 11/01/2013                                                      1,000
          2,100       (Ornamental Products), 1.60% due 12/01/2014                                                     2,100
          2,500       (Snider Tire Inc.), 1.62% due 10/01/2019                                                        2,500

         20,215   Halifax County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority Revenue Bonds, Exempt Facilities (Westmoreland), VRDN, 1.69% due 12/01/2019 (a)          20,215

          1,000   Harnett County, North Carolina, COP (Harnett County Projects), Refunding, 3% due
                  10/01/2004 (d)                                                                                      1,000

          1,300   Harnett County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (Edwards Brothers Inc. Project), VRDN, AMT, 1.62% due 1/01/2007 (a)                  1,300

          6,000   Hertford County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (Easco Corporation Project), VRDN, AMT, 1.65% due 11/01/2013 (a)                     6,000

          4,250   Lee County, North Carolina, Industrial Facilities and Pollution Control Financing Authority,
                  IDR (Lee Central LLC Project), VRDN, AMT, 1.62% due 12/01/2023 (a)                                  4,250

          2,405   Lincoln County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (Packaging NC Project), VRDN, 1.63% due 10/01/2013 (a)                               2,405

          9,000   Martin County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (Penco Products Project), VRDN, AMT, 1.65% due 9/01/2022 (a)                         9,000

          5,000   Mecklenburg County, North Carolina, GO, VRDN, Series B, 2% due 2/01/2005 (a)                        5,015

                  Mecklenburg County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, Industrial Revenue Bonds, VRDN, AMT (a):
            700       (Ferguson Supply and Box Manufacturing), 1.62% due 8/01/2010                                      700
          5,350       (Southern Steel Company LLC Project), 1.57% due 3/02/2015                                       5,350


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                       CMA North Carolina Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
North Carolina (continued)

        $14,115   Municipal Securities Trust Certificates, GO, VRDN, Series 138, Class A, 1.73% due
                  3/16/2015 (a)                                                                                 $    14,115

                  Newland, North Carolina, BAN:
            949       1.70% due 10/13/2004                                                                              949
            949       GO, 3% due 9/28/2005                                                                              957

          3,000   North Carolina Agriculture Finance Authority, Agriculture Development Revenue Bonds
                  (Albemarle Cotton Growers), VRDN, AMT, 1.62% due 7/01/2014 (a)                                      3,000

          8,010   North Carolina Agriculture Finance Authority, Agriculture Development Revenue Refunding
                  Bonds (Harvey Fertilizer and Gas Project), VRDN, AMT, 1.62% due 6/01/2016 (a)                       8,010

            620   North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds
                  (Canterbury School Project), VRDN, 1.72% due 8/01/2022 (a)                                            620

         17,700   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, MERLOTS, VRDN,
                  Series A22, 1.30% due  4/13/2005 (a)                                                               17,700

          2,335   North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds,
                  FLOATS, VRDN, Series 955-D, 1.55% due 1/01/2018 (a)(b)                                              2,335

          3,000   North Carolina Infrastructure Finance Corporation, COP (North Carolina State Correctional
                  Facilities Project), Series A, 2% due 2/01/2005                                                     3,009

             60   North Carolina Medical Care Commission, Health Care Facilities, First Mortgage Revenue
                  Refunding Bonds (Carol Woods Project), VRDN, 1.66% due 4/01/2031 (a)(e)                                60

          3,200   North Carolina Medical Care Commission, Hospital Revenue Bonds (Moses H. Cone Memorial
                  Health System), VRDN, Series B, 1.50% due 10/01/2035 (a)                                            3,200

          4,445   North Carolina Medical Care Commission, Retirement Facilities Revenue Refunding Bonds
                  (Aldersgate Project), VRDN, 1.82% due 1/01/2031 (a)                                                 4,445

          3,450   North Carolina Medical Care Commission Revenue Bonds, ROCS, VRDN, Series II-R-296, 1.57%
                  due 9/01/2033 (a)(d)                                                                                3,450

          4,335   North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, ROCS, VRDN,
                  Series II R-211, 1.75% due 1/01/2020 (a)(c)                                                         4,335

                  North Carolina State, GO, MERLOTS, VRDN (a):
          4,300       Refunding, Series E, 1.65% due 6/01/2019                                                        4,300
          1,000       Series A23, 1.74% due 3/01/2027                                                                 1,000

          1,000   North Carolina State, Public School Building, GO, 4.60% due 4/01/2005                               1,017

          4,000   Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, VRDN, AMT,
                  Series B, 1.55% due 7/01/2029 (a)(g)                                                                4,000

            910   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue Bonds (Cessna
                  Aircraft Company Project), VRDN, 1.60% due 10/01/2012 (a)                                             910

            400   Raleigh Durham, North Carolina, Airport Authority, Airport Revenue Bonds, VRDN, AMT,
                  1.72% due 11/01/2017 (a)(f)                                                                           400

          4,723   Rocky Point, North Carolina, Topsoil, Water and Sewer, GO, BAN, 2.25% due 2/23/2005                 4,734

          2,300   Rowan County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 1.62% due 4/01/2018 (a)                    2,300

          2,100   Rutherford County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (All American Homes of North Carolina), VRDN, AMT, 1.90% due 11/01/2011 (a)          2,100

          2,100   Sampson County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (Dubose Strapping Inc. Project), VRDN, AMT, 1.67% due 1/01/2012 (a)                  2,100

          2,600   Stanley County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (Patrick Industries Project), VRDN, AMT, 1.90% due 8/01/2010 (a)                     2,600

            410   University of North Carolina Hospital at Chapel Hill, Revenue Refunding Bonds, VRDN,
                  Series A, 1.61% due 2/15/2031 (a)                                                                     410


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (concluded)                       CMA North Carolina Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
North Carolina (concluded)

        $ 2,980   Vance County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (HH Hunt Manufacturing Facilities LLC Project), VRDN, 1.62% due
                  6/01/2015 (a)                                                                                 $     2,980

          2,100   Wilson County, North Carolina, Industrial Facilities and Pollution Control Financing
                  Authority, IDR (Supreme/Murphy Truck Project), VRDN, AMT, 1.70% due 6/01/2015 (a)                   2,100

                  Total Investments (Cost--$201,565*)--99.1%                                                        201,565
                  Other Assets Less Liabilities--0.9%                                                                 1,775
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $   203,340
                                                                                                                ===========

              (a) The interest rate is subject to change periodically based upon prevailing market rates.
                  The interest rate shown is the rate in effect at September 30, 2004.

              (b) AMBAC Insured.

              (c) MBIA Insured.

              (d) FSA.

              (e) Radian Insured.

              (f) FGIC.

              (g) XL Capital Insured.

                * Cost for federal income tax purposes.

                  See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments                                             CMA Ohio Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Ohio--99.7%

                  ABN AMRO Munitops Certificates Trust, Ohio, GO, VRDN (e):
        $10,820       Series 2003-34, 1.73% due 12/01/2011 (d)                                                  $    10,820
          5,000       Series 2004-23, 1.73% due 12/01/2011 (c)                                                        5,000

                  ABN AMRO Munitops Certificates Trust Revenue Bonds, Ohio, VRDN (a)(e):
          5,000       Series 2004-4, 1.10% due 6/01/2014                                                              5,000
          7,595       South-Western City School District, Series 2001-7, 1.73% due 12/01/2007                         7,595

          4,930   ABN AMRO Munitops Certificates Trust, Westerville, Ohio, City School District, VRDN,
                  Series 2001-3, 1.73% due 6/01/2009 (b)(e)                                                           4,930

          2,000   Akron, Ohio, Income Tax Revenue Bonds, ROCS, VRDN, Series II-R-2137, 1.57% due
                  12/01/2020 (c)(e)                                                                                   2,000

          1,325   Allen County, Ohio, GO, BAN, 1.95% due 9/07/2005                                                    1,327

          2,805   Anthony Wayne, Ohio, Local School District, GO, BAN, 2% due 1/18/2005                               2,811

          1,500   Ashtabula County, Ohio, Hospital Facilities Revenue Bonds (Ashtabula County Medical
                  Center Project), VRDN, 1.54% due 12/01/2007 (e)                                                     1,500

             60   Ashtabula County, Ohio, IDR (Neff-Perkins County Project), VRDN, AMT, 1.70% due 6/01/2005 (e)          60

                  Barberton, Ohio, GO:
          1,895       Improvement Notes, 1.75% due 12/02/2004                                                         1,897
          2,255       Refunding and Improvement Notes, 2% due 4/13/2005                                               2,266

          9,080   Butler County, Ohio, EDR (Great Miami Valley YMCA Project), VRDN, 1.55% due 9/01/2020 (e)           9,080

                  Cincinnati, Ohio, City School District, GO:
          3,860       PUTTERS, VRDN, Series 315, 1.53% due 6/01/2010 (d)(e)                                           3,860
          8,250       (School Computer Technology), BAN, 2.50% due 9/09/2005                                          8,319

          4,600   Clinton County, Ohio, Hospital Revenue Refunding Bonds (Memorial Hospital Project), VRDN,
                  Series A-1, 1.82% due 8/01/2022 (e)                                                                 4,600

                  Clinton County, Ohio, Hospital Revenue Refunding Bonds, VRDN (e):
          3,805       (Saint Luke's Hospital Project), 1.82% due 12/01/2006                                           3,805
          4,300       Series D-1, 1.82% due 12/01/2015                                                                4,300

          5,587   Clipper Tax-Exempt Trust, Ohio, COP, VRDN, AMT, Series 2000-04, 1.81% due 6/01/2005 (e)             5,587

          5,235   Columbus, Ohio, City School District, GO, ROCS, VRDN, Series II-R-2128, 1.57% due
                  12/01/2021 (d)(e)                                                                                   5,235

          2,500   Coshocton County, Ohio, GO, BAN, 2% due 12/08/2004                                                  2,504

          1,000   Coshocton, Ohio, GO, BAN, 1.75% due 2/25/2005                                                       1,002

          5,585   Cuyahoga County, Ohio, BAN, 2.50% due 9/15/2005                                                     5,632

          4,695   Cuyahoga County, Ohio, Civic Facility Revenue Bonds (Fairfax Development Corporation),
                  VRDN, 1.57% due 6/01/2022 (e)                                                                       4,695

          3,000   Cuyahoga County, Ohio, EDR (Cleveland Botanical Garden Project), VRDN, 1.55% due 7/01/2031 (e)      3,000

                  Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds, VRDN (e):
          4,425       (A.M. McGregor Home Project), 1.55% due 1/01/2034                                               4,425
          3,325       (Catholic Charities Facilities), 1.58% due 7/01/2012                                            3,325

          5,000   Cuyahoga County, Ohio, Hospital Facilities Revenue Bonds (Sisters of Charity Health System),
                  VRDN, 1.55% due 11/01/2030 (e)                                                                      5,000

                  Cuyahoga County, Ohio, IDR, Refunding, VRDN (e):
            925       (Curtiss Wright Project), 1.63% due 12/01/2008                                                    925
          2,100       (Parma Care Center Inc. Project), AMT, 1.75% due 12/01/2011                                     2,100


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                                 CMA Ohio Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Ohio (continued)

                  Cuyahoga County, Ohio, IDR, VRDN (e):
        $   390       (Athens Pastries Inc. Project), AMT, 1.82% due 6/03/2009                                  $       390
            225       (Erieview Metal Treating Project), 1.82% due 5/05/2010                                            225
          3,660       (King Nut Project), AMT, 1.64% due 5/01/2021                                                    3,660

          2,650   Dayton, Ohio, GO, BAN, AMT, 3% due 7/07/2005                                                        2,670

          3,600   Deerfield Township, Ohio, Tax Increment Revenue Bonds, Subordinated Notes, VRDN,
                  Series A, 1.55% due 12/01/2022 (e)                                                                  3,600

          2,020   Delaware, Ohio, GO, BAN, 2.50% due 6/08/2005                                                        2,031

          3,370   Dover, Ohio, Improvement Notes, GO, 1.75% due 4/07/2005                                             3,381

          5,100   Dover, Ohio, Municipal Electric System Improvement Notes, GO, 1.75% due 1/13/2005                   5,107

          2,000   Eagle Tax-Exempt Trust, Cincinnati, Ohio, City School District, GO, VRDN, Series 2004-34,
                  Class A, 1.57% due 12/01/2031 (d)(e)                                                                2,000

          4,000   Eagle Tax-Exempt Trust, Cleveland, Ohio, Water District, VRDN, Series 98, Class 3501,
                  1.57% due 1/01/2021 (e)                                                                             4,000

                  Eagle Tax-Exempt Trust, Ohio, Water Authority Revenue Bonds (Ohio Edison), VRDN,
                  Series 95 (e):
         15,000       Class 3501, 1.57% due 7/01/2015                                                                15,000
          5,800       Class 3502, 1.57% due 7/01/2015                                                                 5,800

          2,500   Elyria, Ohio, GO, BAN, 2% due 10/21/2004                                                            2,501

          1,630   Fairborn, Ohio, GO, BAN, Series A, 2.25% due 8/04/2005                                              1,637

          2,500   Franklin County, Ohio, IDR, Refunding (Heekin Can Inc. Project), VRDN, 1.50% due
                  5/01/2007 (e)                                                                                       2,500

          1,200   Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT, 1.68% due
                  4/01/2007 (e)                                                                                       1,200

            420   Greene County, Ohio, IDR (FC Limited/AFC Stamping), VRDN, AMT, 1.82% due 9/01/2016 (e)                420

                  Hamilton County, Ohio, EDR, VRDN (e):
            346       (Cincinnati Performing Arts), 1.55% due 6/15/2005                                                 346
          4,800       (The Contemporary Arts Center), 1.53% due 11/01/2021                                            4,800

          4,145   Hamilton County, Ohio, Health Care Facilities Revenue Bonds (Sisters of Charity Senior
                  Care), VRDN, 1.58% due 8/01/2027 (e)                                                                4,145

          1,260   Hamilton County, Ohio, Parking System Revenue Bonds, VRDN, 1.51% due 12/01/2026 (e)                 1,260

          1,180   Hancock County, Ohio, IDR (Koehler Brothers Inc. Project), VRDN, AMT, 1.64% due 6/01/2014 (e)       1,180

          6,010   Hancock County, Ohio, M/F Housing Revenue Bonds (Crystal Glen Apartments), VRDN, AMT,
                  Series A, 1.60% due 1/01/2031 (e)                                                                   6,010

          1,500   Harrison Township, Ohio, GO (Fire Station), BAN, 1.40% due 10/21/2004                               1,500

          2,285   Henry County, Ohio, GO, BAN, 1.75% due 3/24/2005                                                    2,292

            775   Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, 1.82% due 12/01/2014 (e)                     775

          2,935   Independence, Ohio, EDR, Refunding (Rockside Spectrum Building), VRDN, 1.58% due
                  12/01/2016 (e)                                                                                      2,935

          3,655   Kent, Ohio, GO, BAN, 1.45% due 11/24/2004                                                           3,656

                  Lake County, Ohio, GO, BAN:
          2,000       2% due 4/14/2005                                                                                2,009
          1,935       2.50% due 7/27/2005                                                                             1,947

          1,000   Lancaster, Ohio, GO, BAN, 1.90% due 3/09/2005                                                       1,002

          2,500   Lebanon, Ohio, Limited Tax, GO, BAN, 3% due 9/21/2005                                               2,531

          2,100   Lorain County, Ohio, IDR (Cutting Dynamics Project), VRDN, AMT, 1.64% due 11/01/2021 (e)            2,100

          1,540   Lucas County, Ohio, EDR (Hammill Manufacturing Company Project), VRDN, AMT, 1.60%
                  due 5/01/2010 (e)                                                                                   1,540


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                                 CMA Ohio Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Ohio (continued)

                  Lucas County, Ohio, Hospital Revenue Bonds, VRDN (e):
        $   100       (Sunshine Children's Home Project), 1.63% due 12/01/2007                                  $       100
          1,175       (Sunshine Inc.--Northwest Ohio Project), 1.63% due 6/02/2014                                    1,175

          2,005   Mahoning County, Ohio, IDR (Industrial Waste Control Project), VRDN, AMT, 1.82% due
                  12/01/2032 (e)                                                                                      2,005

          1,920   Mahoning County, Ohio, Revenue Bonds (Youngstown Community School Project), VRDN, 1.58%
                  due 2/01/2017 (e)                                                                                   1,920

          1,580   Marion, Ohio, GO, BAN, 1.45% due 10/21/2004                                                         1,580

          6,800   Marysville, Ohio, Tax Increment Financing Revenue Notes, 2.75% due 9/14/2005                        6,866

          6,900   Mason, Ohio, EDR (Cedar Village Project), VRDN, 1.53% due 12/01/2017 (e)                            6,900

          2,000   Mason, Ohio, GO (Western Row Road Project), BAN, 3% due 6/30/2005                                   2,019

          1,365   Mason, Ohio, IDR (O D M Properties LLC Project), VRDN, AMT, 1.82% due 11/01/2018 (e)                1,365

          3,000   Mayfield Heights, Ohio, GO, BAN, 2% due 1/27/2005                                                   3,008

          1,130   Medina County, Ohio, IDR (Partners in Plastics Project), VRDN, AMT, 1.64% due 9/01/2012 (e)         1,130

                  Middletown, Ohio, City School District, GO:
          5,000       BAN, 2.50% due 6/09/2005                                                                        5,025
          4,905       ROCS, VRDN, Series II-R-303, 1.75% due 12/01/2031 (c)(e)                                        4,905

          4,117   Middletown, Ohio, GO, BAN, 2.25% due 5/19/2005                                                      4,138

          1,300   Montgomery County, Ohio, EDR (Benjamin & Marian Project), VRDN, Series A, 1.58% due
                  4/01/2011 (e)                                                                                       1,300

                  Montgomery County, Ohio, Health Care Facilities Revenue Bonds, VRDN (e):
          2,535       (Kettering Affiliated Project), 1.65% due 5/01/2022                                             2,535
          1,645       (South Community Inc. Project), 1.63% due 9/01/2014                                             1,645

          1,690   Montgomery County, Ohio, IDR (Citywide Development Corporation Project), VRDN, AMT, 1.70%
                  due 12/01/2013 (e)                                                                                  1,690

          5,810   Montgomery County, Ohio, M/F Housing Revenue Refunding Bonds (Timber Creek Village
                  Apartments), VRDN, AMT, 1.62% due 12/01/2027 (e)                                                    5,810

          1,500   Montgomery County, Ohio, Revenue Refunding Bonds (Miami Valley Hospital), VRDN, Series A,
                  1.65% due 11/15/2022 (e)                                                                            1,500

          2,405   Morrow County, Ohio, GO, Refunding, BAN, 2.50% due 7/20/2005                                        2,419

          3,610   Municipal Securities Trust Certificates, Revenue Refunding Bonds (Ohio State Turnpike
                  Commission), VRDN, Series 2000-104, Class A, 1.68% due 11/14/2017 (c)(e)                            3,610

          1,250   North Canton, Ohio, Water System Improvement, GO, Series 2004-2, 2.50% due 2/16/2005                1,254

            365   Ohio State Air Quality Development Authority, PCR (Ohio Edison Company), VRDN, AMT,
                  Series C, 1.64% due 9/01/2018 (e)                                                                     365

                  Ohio State Air Quality Development Authority, Revenue Refunding Bonds (Cincinnati Gas and
                  Electric), VRDN (e):
          2,100       Series A, 1.66% due 9/01/2030                                                                   2,100
          2,100       Series B, 1.85% due 9/01/2030                                                                   2,100

                  Ohio State, GO, VRDN (e):
          1,500       FLOATS, Series 945, 1.54% due 6/15/2011                                                         1,500
          9,595       PUTTERS, Series 306, 1.53% due 11/01/2018                                                       9,595

          2,705   Ohio State Higher Educational Facilities Commission Revenue Bonds (Mount Vernon Nazareth
                  College Project), VRDN, 1.58% due 9/01/2009 (e)                                                     2,705

          2,175   Ohio State Higher Educational Facilities Commission, Revenue Refunding Bonds (Pooled
                  Financing), VRDN, 1.60% due 12/01/2016 (e)                                                          2,175

          2,700   Ohio State, IDR (University Forest Products Project), VRDN, AMT, 1.67% due 10/01/2020 (e)           2,700


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                                 CMA Ohio Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Ohio (continued)

                  Ohio State Solid Waste Revenue Bonds, VRDN, AMT (e):
        $ 5,100       (BP Exploration and Oil Inc. Project), 1.69% due 2/01/2033                                $     5,100
          1,200       (BP Products of North America), 1.69% due 8/01/2034                                             1,200

          3,700   Ohio State Solid Waste Revenue Refunding Bonds (BP Products of North America), VRDN, AMT,
                  1.69% due 8/01/2034 (e)                                                                             3,700

          2,800   Ohio State Water Development Authority, Pollution Control Facilities Revenue Bonds
                  (Ohio Edison Company Project), VRDN, AMT, Series B, 1.69% due 9/01/2018 (e)                         2,800

          3,000   Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds (American
                  Steel & Wire Corporation), VRDN, AMT, 1.61% due 9/01/2025 (e)                                       3,000

          6,000   Ohio State Water Development Authority, Solid Waste Facilities Revenue Bonds (PEL
                  Technologies Project), VRDN, AMT, 1.57% due 7/01/2027 (e)                                           6,000

                  Perrysburg, Ohio, GO, BAN:
          2,480       1.75% due 11/11/2004                                                                            2,481
          1,955       2.20% due 8/11/2005                                                                             1,962

                  Portage County, Ohio, Industrial Revenue Bonds, VRDN (e):
          7,610       (Commercial Turf Products Ltd. Project), AMT, 1.57% due 5/01/2022                               7,610
            885       (John E. Susong Project), Series B, 1.82% due 5/02/2016                                           885

                  Portage County, Ohio, Industrial Revenue Refunding Bonds, VRDN (e):
          1,260       (John E. Susong Project), Series A, 1.82% due 5/02/2011                                         1,260
          1,765       (PM Properties One Ltd.), AMT, 1.70% due 11/01/2012                                             1,765

          3,100   Reynoldsburg, Ohio, City School District, School Facilities Construction Notes, BAN, 2%
                  due 12/16/2004                                                                                      3,106

            500   Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker Holdings, Inc.), VRDN,
                  1.65% due 12/01/2010 (e)                                                                              500

          1,235   Sandusky County, Ohio, IDR (Magnesium Refining Technologies Inc. Project), VRDN, AMT,
                  Series A, 1.82% due 9/01/2007 (e)                                                                   1,235

          6,340   Sandusky, Ohio, GO, BAN, Series 2003-2, 2% due 10/28/2004                                           6,345

             70   Solon, Ohio, IDR (Tameran Project), VRDN, AMT, 1.82% due 11/01/2004 (e)                                70

          2,550   South Point, Ohio, Local School District, GO, BAN, 2% due 10/12/2004                                2,551

            900   Stark County, Ohio, BAN, Series 2004-1, 1.55% due 11/15/2004                                          900

          1,900   Strongsville, Ohio, GO, BAN, 2% due 6/30/2005                                                       1,903

          1,045   Strongsville, Ohio, IDR (E&E Properties/Dupli Systems Project), VRDN, AMT, 1.68% due
                  2/01/2010 (e)                                                                                       1,045

          2,350   Summit County, Ohio, Exempt Facility Revenue Bonds (KB Compost Services Inc. Project),
                  VRDN, AMT, 1.64% due 12/01/2011 (e)                                                                 2,350

                  Summit County, Ohio, IDR, VRDN (e):
            860       (Ace Precision Industries Inc. Project), 1.68% due 7/01/2014                                      860
            432       (Austin Printing Company Inc. Project), AMT, 1.68% due 8/01/2006                                  432
            200       (Steffen Bookbinders Project), AMT, 1.68% due 11/01/2004                                          200
            815       (Waldonia Investment Project), AMT, 1.82% due 7/01/2018                                           815

          2,000   Tiffin, Ohio, Sanitary Sewer Improvement Notes, GO, Series 2003-2, 2% due 12/09/2004                2,003

          1,170   Tipp City, Ohio, Exempted Village School District, School Construction Notes, BAN, 2%
                  due 1/12/2005                                                                                       1,172


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (concluded)                                 CMA Ohio Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Ohio (concluded)

        $ 3,500   Trumbull County, Ohio, IDR (Ellwood Engineered Casting Company, Refunding, VRDN, AMT, 1.64%
                  due 4/01/2013 (e)                                                                             $     3,500

            975   Union County, Ohio, IDR (Union Aggregates Company Project), VRDN, AMT, 1.65% due
                  11/01/2006 (e)                                                                                        975

          3,600   University of Toledo, Ohio, General Receipts, Revenue Refunding Bonds, VRDN, 1.64% due
                  6/01/2032 (c)(e)                                                                                    3,600

          2,500   Upper Valley Joint Vocational School District, Ohio, GO, BAN, 1.60% due 12/01/2004                  2,502

            750   Valley View, Ohio, IDR (Porter Development Project), VRDN, AMT, 1.68% due 5/01/2016 (e)               750

            970   Valley View, Ohio, IDR, Refunding and Improvement Bonds (Sweet Valley Dillon), VRDN, 1.82%
                  due 4/01/2011 (e)                                                                                     970

          2,400   Wauseon, Ohio, GO, BAN, 1.68% due 11/24/2004                                                        2,402

          3,725   West Chester Township, Ohio, Tax Increment Financing Revenue Bonds (West Chester Streets
                  Project), VRDN, 1.55% due 12/01/2021 (e)                                                            3,725

          1,276   Williams County, Ohio, GO, BAN, 1.95% due 5/05/2005                                                 1,281

          1,210   Willoughby, Ohio, IDR (Malish Brush and Specialty), VRDN, AMT, 1.70% due 6/01/2009 (e)              1,210

          2,065   Wood County, Ohio, EDR (Great Lakes Window, Inc. Project), VRDN, AMT, 1.60% due 12/01/2004 (e)      2,065

                  Wood County, Ohio, IDR, VRDN, AMT (e):
            300       (Centaur Tool and Die Inc. Project), 1.68% due 8/01/2010                                          300
          1,800       (Jerl Machine Project), 1.60% due 9/01/2016                                                     1,800

            625   Wooster, Ohio, IDR (Litco International Inc. Project), VRDN, AMT, 1.68% due 5/01/2010 (e)             625

                  Total Investments (Cost--$394,844*)--99.7%                                                        394,844
                  Other Assets Less Liabilities--0.3%                                                                 1,381
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $   396,225
                                                                                                                ===========

              (a) AMBAC Insured.

              (b) MBIA Insured.

              (c) FGIC Insured.

              (d) FSA Insured.

              (e) The interest rate is subject to change periodically based upon prevailing market rates.
                  The interest rate shown is the rate in effect at September 30, 2004.

                * Cost for federal income tax purposes.

                  See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments                                     CMA Pennsylvania Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Pennsylvania--99.2%

        $ 3,760   ABN AMRO Munitops Certificates Trust, GO, VRDN, Series 2001-18, 1.74% due
                  10/01/2009 (c)(d)                                                                             $     3,760

          9,500   ABN AMRO Munitops Certificates Trust Revenue Bonds, Pennsylvania, VRDN, Series 2003-24,
                  1.74% due 6/01/2011 (d)(e)                                                                          9,500

          8,450   ABN AMRO Munitops Certificates Trust, Revenue Refunding Bonds, Pennsylvania, VRDN,
                  Series 2003-20, 1.25% due 3/04/2005 (c)(d)                                                          8,450

         21,879   ABN AMRO Munitops Certificates Trust, VRDN, Series 1999-16, 1.74% due 3/07/2007 (b)(d)             21,879

          2,955   Allegheny County, Pennsylvania, GO, Puts, Series C-51, 1.40% due 4/01/2005 (d)                      2,955

                  Allegheny County, Pennsylvania, Hospital Development Authority, Hospital Revenue
                  Bonds, Puts (d):
          1,165       (Jefferson Regional Medical Center), 1.10% due 4/01/2005                                        1,165
          3,000       (South Hills Health System), Series A, 1.71% due 6/01/2005                                      3,000

          4,135   Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds (Presbyterian
                  University Hospital), ACES, VRDN, Series B-3, 1.50% due 3/01/2018 (d)                               4,135

         10,760   Allegheny County, Pennsylvania, IDA, Health and Housing Facilities, Revenue Refunding Bonds
                  (Longwood at Oakmont Inc.), VRDN, Senior Series B, 1.68% due 7/01/2027 (d)(g)                      10,760

                  Allegheny County, Pennsylvania, IDA, Revenue Bonds, VRDN (d):
          3,000       (Childrens Museum of Pittsburgh), 2% due 10/01/2004                                             3,000
          4,800       (Western Pennsylvania School for Blind Children), 1.70% due 7/01/2005                           4,800

          7,500   Allegheny County, Pennsylvania, IDA Revenue Refunding Bonds, MERLOTS, VRDN, Series A-48,
                  1.74% due 9/01/2011 (a)(d)                                                                          7,500

          7,000   Allegheny County, Pennsylvania, Port Authority, GAN, 3% due 6/30/2005                               7,071

          1,350   Beaver County, Pennsylvania, IDA, IDR (Warehouse Real Estate), VRDN, AMT, Series A, 1.65%
                  due 8/01/2008 (d)                                                                                   1,350

                  Berks County, Pennsylvania, IDA, Manufacturing Facilities Revenue Bonds, AMT, VRDN (d):
            695       (Berks Products Corporation), 1.81% due 8/01/2006                                                 695
          4,365       (Ram Industries Inc. Project), 1.83% due 12/01/2011                                             4,365

          2,265   Berks County, Pennsylvania, IDA, Revenue Bonds (World Electronics Sales), VRDN, AMT, 1.67%
                  due 8/01/2016 (d)                                                                                   2,265

          5,425   Blair County, Pennsylvania, IDA, Revenue Bonds (NPC Inc. Project), VRDN, AMT, 1.65% due
                  9/01/2017 (d)                                                                                       5,425

          2,985   Bradford County, Pennsylvania, IDA, EDR (Towanda Printing Company), VRDN, AMT, 1.65% due
                  9/01/2016 (d)                                                                                       2,985

          2,360   Bradford County, Pennsylvania, IDA, Revenue Bonds (State Aggregates Inc. Project), VRDN,
                  AMT, 1.67% due 2/01/2015 (d)                                                                        2,360

                  Bucks County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
          3,580       (Bracalentes Manufacturing Company Inc. Project), 1.67% due 6/01/2016                           3,580
          4,500       (Harsco Corporation Project), 1.67% due 8/01/2011                                               4,500
          3,740       (L&P Properties LP Project), Series A, 1.77% due 6/01/2014                                      3,740
            735       (Specialty Ring Products Inc.), 1.67% due 10/01/2009                                              735

          4,500   Butler County, Pennsylvania, IDA, Revenue Bonds (Concordia Lutheran Ministers), VRDN,
                  Series C, 1.15% due 10/01/2030 (d)(g)                                                               4,500

          1,970   Carbondale, Pennsylvania, IDA, IDR (JM Wells Company LP Project), VRDN, AMT, 1.64% due
                  9/01/2015 (d)                                                                                       1,970

          2,300   Cheltenham Township, Pennsylvania, GO, TRAN, 2% due 12/31/2004                                      2,305

                  Chester County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
          2,520       (The Hankin Group), Series A, 1.67% due 12/01/2020                                              2,520
          2,745       (West Vincent Association), Series B, 1.67% due 12/01/2020                                      2,745

          1,240   Crawford County, Pennsylvania, IDA (Heatrix Inc. Project), VRDN, AMT, Series A, 1.68%
                  due 11/01/2017 (d)                                                                                  1,240

          2,950   Dauphin County, Pennsylvania, IDA, Revenue Bonds (Interconnection System Project), VRDN,
                  AMT, 1.58% due 1/01/2014 (d)                                                                        2,950

         17,500   Delaware County, Pennsylvania, CP, 1.12% due 10/05/2004                                            17,500

          5,000   Eagle Tax-Exempt Trust, Delaware Valley, Pennsylvania, Regional Finance Authority, Local
                  Government Revenue Bonds, VRDN, Series 2004-0026, Class A, 1.57% due 8/01/2028 (a)(d)               5,000


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                         CMA Pennsylvania Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Pennsylvania (continued)

        $ 5,750   Eagle Tax-Exempt Trust, Pennsylvania State, GO, Refunding, Series 2004-0043, VRDN,
                  Class A, 1.75% due 9/01/2016 (d)                                                              $     5,750

          5,940   Eagle Tax-Exempt Trust, Pennsylvania, VRDN, Series 96C, Class 3801, 1.57% due 5/01/2014 (d)         5,940

          1,900   East Penn, Pennsylvania, Industrial and Commercial Development Authority, IDR (Electronic
                  Data Systems Corporation Project), Refunding, VRDN, TEAMS, 1.57% due 12/31/2006 (d)                 1,900

            950   Erie County, Pennsylvania, Industrial Development (Reed Manufacturing Corp. Project),
                  VRDN, AMT, 1.63% due 6/01/2006 (d)                                                                    950

          1,670   Greene County, Pennsylvania, IDA, Revenue Bonds (Manufacturing Facilities-Kyowa America),
                  VRDN, AMT, Series D, 1.68% due 7/01/2014 (d)                                                        1,670

          5,485   Grove City, Pennsylvania, Area Hospital Authority, Health Care Facility Revenue Bonds
                  (John XXIII Home Project), VRDN, 1.58% due 2/01/2030 (d)                                            5,485

          2,590   Hampden, Pennsylvania, IDA, Revenue Refunding Bonds (Pennsylvania Pipe Inc.), VRDN, AMT,
                  1.67% due 12/01/2014 (d)                                                                            2,590

          1,250   Hampton Township, Pennsylvania, TRAN, 2% due 12/31/2004                                             1,252

                  Indiana County, Pennsylvania, IDA, PCR, Refunding, VRDN, AMT, Series A (d):
          2,780       (Conemaugh Project), 1.70% due 6/01/2027                                                        2,780
          5,200       (Exelon Generation Company, LLC Project), 1.66% due 6/01/2027                                   5,200

                  Jackson Township, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
            940       (I Auman Machine Company Inc. Project), 1.67% due 6/01/2008                                       940
          5,295       (V&S Lebanon Galvanizing Project), 1.70% due 4/01/2021                                          5,295

          6,390   Lackawanna County, Pennsylvania, GO, MSTR, VRDN, Series SGB-38, 1.57% due 9/15/2020 (d)             6,390

          1,400   Lackawanna County, Pennsylvania, IDA, IDR (Herff Jones Inc. Project), VRDN, AMT, 1.63%
                  due 6/01/2026 (d)                                                                                   1,400

          6,875   Lancaster County, Pennsylvania, Hospital Authority, Health Center Revenue Refunding Bonds
                  (Brethren Village), VRDN, 1.56% due 6/15/2020 (d)                                                   6,875

          1,400   Lancaster, Pennsylvania, IDA, IDR (Buck Company Project), VRDN, AMT, 1.81% due 2/01/2010 (d)        1,400

          3,000   Lancaster, Pennsylvania, IDA, Revenue Bonds (Student Lodgining, Inc. Project), VRDN, 1.66%
                  due 12/01/2026 (d)                                                                                  3,000

          2,555   Lehigh County, Pennsylvania, IDA, Revenue Bonds (New Columbia Joist Company), VRDN, AMT,
                  Series B, 1.62% due 11/01/2022 (d)                                                                  2,555

          2,263   Ligonier Valley, Pennsylvania, School District, TAN, 3% due 6/30/2005                               2,285

                  Luzerne County, Pennsylvania, IDA, Revenue Bonds, VRDN (d):
            910       (Diamond Manufacturing Company), 1.67% due 5/01/2006                                              910
          4,015       (Nardone Brothers Baking Project), AMT, 1.62% due 3/01/2019                                     4,015

          2,000   Marple Newtown, Pennsylvania, School District, TRAN, 2% due 11/15/2004                              2,001

                  Montgomery County, Pennsylvania, IDA, Revenue Bonds (Alcom Printing Group), VRDN, AMT (d):
            290       Series A, 1.82% due 1/01/2020                                                                     290
            945       Series B, 1.67% due 1/01/2020                                                                     945

                  Montgomery County, Pennsylvania, IDA, Revenue Bonds, VRDN (d):
          1,435       (Big Little Association Project), Series A, 1.86% due 2/01/2019                                 1,435
          3,260       (Edmund Optical Manufacturing LLC Project), AMT, 1.67% due 4/01/2016                            3,260
          1,250       (Independent Support System Project), 1.60% due 3/01/2016                                       1,250
            405       (Jadko Inc. Project), AMT, Series B, 1.67% due 6/01/2008                                          405
            505       (Jadko Project), AMT, Series A, 1.67% due 6/01/2020                                               505
          1,720       (PB Hoffmann LLC Project), AMT, 1.67% due 1/01/2020                                             1,720
          2,155       (Valley Forge Baptist), 1.60% due 9/01/2023                                                     2,155

          1,400   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Laneko Engineering), VRDN,
                  AMT, Series A, 1.62% due 4/01/2007 (d)                                                              1,400


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                         CMA Pennsylvania Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Pennsylvania (continued)

        $ 4,425   Mount Lebanon, Pennsylvania, School District, GO, MERLOTS, VRDN, Series B19, 1.74% due
                  2/15/2027 (b)(d)                                                                              $     4,425

          6,000   Municipal Securities Trust Certificates, Revenue Refunding Bonds, VRDN, Series 2001-121,
                  Class A, 1.75% due 12/22/2009 (c)(d)                                                                6,000

            750   Norristown, Pennsylvania, GO, TRAN, 1.50% due 12/30/2004                                              750

          5,300   North Wales, Pennsylvania, Water Authority Revenue Notes (Rural Water Projects), 2% due
                  11/01/2004                                                                                          5,304

                  Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
          3,435       (DG Properties Inc. Project), 1.67% due 7/01/2021                                               3,435
          2,205       (Nicos Polymers & Grinding), 1.67% due 2/01/2020                                                2,205
          2,160       (Reale Association Project), 1.81% due 4/01/2012                                                2,160

          2,840   Northumberland County, Pennsylvania, IDA, Revenue Bonds (Butter Krust Baking Company
                  Project), VRDN, AMT, 1.67% due 5/01/2011 (d)                                                        2,840

            200   Pennsylvania Economic Development Financing Authority, Development Revenue Bonds
                  (Donald R. Kleine Living Trust), VRDN, AMT, Series A4, 1.60% due 4/01/2011 (d)                        200

                  Pennsylvania Economic Development Financing Authority, EDR, VRDN (d):
            250       AMT, Series A6, 1.60% due 4/01/2007                                                               250
            295       AMT, Series A6, 1.60% due 8/01/2014                                                               295
            400       AMT, Series B8, 1.60% due 12/01/2024                                                              400
            200       AMT, Series C2, 1.60% due 8/01/2012                                                               200
            200       AMT, Series D4, 1.60% due 8/01/2011                                                               200
          3,600       AMT, Series D7, 1.60% due 8/01/2022                                                             3,600
            250       AMT, Series G5, 1.60% due 12/01/2013                                                              250
            300       (Gutchess Hardwoods Inc. Project), Series B, 1.40% due 4/01/2005                                  300
            900       (The Herr Group), Series H7, 1.60% due 12/01/2021                                                 900
            500       (Joseph B. Pigliacampo), AMT, Series B7, 1.60% due 5/01/2010                                      500
            400       (L.B. Foster Company), AMT, Series A2, 1.60% due 4/01/2021                                        400
            900       (Moshannon Valley Economic Development Project), AMT, Series A1, 1.60% due 4/01/2017              900
          1,500       (North American Communications Project), AMT, Series A1, 1.60 due 4/01/2011                     1,500
          4,900       (Northeast Architectural Products), AMT, Series B5, 1.60% due 8/01/2023                         4,900

            100   Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds
                  (Pittsburgh Thermal Limited), VRDN, Series A1, 1.60% due 5/01/2022 (d)                                100

                  Pennsylvania Economic Development Financing Authority Revenue Bonds, VRDN (d):
          1,545       (Bentley Graphic Commission Inc.), AMT, Series C-4, 1.67% due 4/01/2008                         1,545
          1,000       (Conestoga Wood Specialists), Series C-1, 1.67% due 3/01/2015                                   1,000
          1,290       (International Business Systems Project), AMT, Series B-4, 1.62% due 7/01/2012                  1,290
          3,040       (Waste Gas Fabricating Company Project), AMT, Series C-3, 1.67% due 4/01/2020                   3,040

                  Pennsylvania Energy Development Authority Revenue Bonds, VRDN, AMT (d):
          2,170       (B&W Ebensburg Project), 1.71% due 12/01/2011                                                   2,170
            900       (Piney Creek), Series C, 1.71% due 12/01/2011                                                     900

            510   Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, VRDN, Series 81A, 1.25% due 4/01/2005 (d)          510

         12,390   Pennsylvania State, GO, FLOATS, VRDN, Series 696, 1.55% due 5/01/2018 (d)(e)                       12,390

          5,860   Pennsylvania State, GO, MERLOTS, VRDN, Series A15, 1.74% due 1/01/2017 (b)(d)                       5,860

            500   Pennsylvania State, GO, Refunding, VRDN, First Series, 5.25% due 1/15/2005 (b)(d)                     506

          2,000   Pennsylvania State, GO, VRDN, First Series, 5% due 1/01/2005 (b)(d)                                 2,020

                  Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue Refunding Bonds,
                  VRDN, AMT (d)(e):
         15,500       Series A, 1.55% due 6/01/2025                                                                  15,500
          6,000       Series B, 1.56% due 1/01/2017                                                                   6,000


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (continued)                         CMA Pennsylvania Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Pennsylvania (concluded)

                  Pennsylvania State Higher Educational Facilities Authority Revenue Bonds (d):
        $ 1,300       (Association of Independent Colleges and Universities), Puts, Series C-6, 1.04% due
                      5/01/2005                                                                                 $     1,300
          2,000       (Association of Independent Colleges and Universities), Puts, Series M-3, 1.10% due
                      11/01/2004                                                                                      2,000
          1,500       (Cedar Crest College), Puts, Series H-2, 1.40% due 5/01/2005                                    1,500
          2,600       (Council of Independent Colleges), Puts, Series A-8, 1.25% due 4/01/2005                        2,600
         10,000       (University Properties Inc., Student Housing Project at East Stroudsburg University),
                      VRDN, Series A, 1.73% due 8/01/2034                                                            10,000

                  Pennsylvania State Public School Building Authority, School Revenue Bonds, VRDN (d)(e):
          5,900       FLOATS, Series 958, 1.55% due 6/01/2033                                                         5,900
          2,995       MERLOTS, Series A42, 1.80% due 7/27/2005                                                        2,995

                  Philadelphia, Pennsylvania, Authority for IDR, VRDN (d):
          4,410       (Comhar Inc. Project), 1.55% due 9/01/2023                                                      4,410
          1,685       (Henry H. Ottens Manufacturing Project), 1.86% due 10/01/2013                                   1,685
          1,940       (Lannett Company Inc. Project), 1.67% due 5/01/2014                                             1,940

          3,385   Philadelphia, Pennsylvania, Authority for Industrial Development, Airport Revenue Bonds,
                  FLOATS, VRDN, Series 04-L17, 1.80% due 7/01/2007 (c)(d)                                             3,385

          2,395   Philadelphia, Pennsylvania, Gas Works Revenue Refunding Bonds, FLOATS, VRDN, Series 906,
                  1.55% due 7/01/2017 (d)(e)                                                                          2,395

          3,200   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority, Hospital
                  Revenue Refunding Bonds (Children's Hospital Project), VRDN, Series C, 1.71% due 7/01/2031 (d)      3,200

         15,695   Philadelphia, Pennsylvania, Redevelopment Authority, M/F Housing Revenue Bonds (Richard
                  Allen Homes),VRDN, AMT, 3.65% due 12/01/2004 (d)                                                   15,752

          2,995   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, FLOATS, VRDN, Series 773,
                  1.10% due 4/01/2005 (c)(d)                                                                          2,995

          2,300   Pottstown Boro, Pennsylvania, Educational Facilities Authority Revenue Bonds (The Hill
                  School Project), VRDN, 1.50% due 8/01/2032 (d)                                                      2,300

          2,880   Scranton--Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue Refunding Bonds,
                  MERLOTS, VRDN, Series A-18, 1.74% due 3/01/2015 (a)(d)                                              2,880

          1,400   Selinsgrove, Pennsylvania, Area School District, TRAN, 3% due 6/30/2005                             1,413

          1,600   Somerset County, Pennsylvania, Hospital Authority Revenue Bonds (Somerset Community
                  Hospital Project), Puts, Series B, 1.30% due 3/01/2005 (d)(g)                                       1,600

          3,755   Somerset County, Pennsylvania, IDA, Revenue Bonds (Somerset Welding and Steel), VRDN,
                  AMT, 1.63% due 3/02/2015 (d)                                                                        3,755

          6,845   Union County, Pennsylvania, Hospital Authority, Hospital Revenue Refunding Bonds
                  (Evangelical Community Hospital), Puts, 1.22% due 2/01/2005 (d)(g)                                  6,845

          5,300   University of Pittsburgh, Pennsylvania, The Commonwealth System of Higher Education
                  (Pittsburgh Asset Notes--Panthers), 3% due 10/14/2005                                               5,377

                  Venango, Pennsylvania, IDA, CP:
         15,000       1.15% due 10/08/2004                                                                           15,000
         10,000       1.40% due 10/08/2004                                                                           10,000

          8,835   Washington County, Pennsylvania, Hospital Authority Revenue Refunding Bonds
                  (Washington Hospital Project), Puts, 2.25% due 7/01/2005 (a)(d)                                     8,871

          2,000   Washington County, Pennsylvania, IDA, IDR (Pennatronics Corporation Project), VRDN, AMT,
                  1.63% due 11/01/2020 (d)                                                                            2,000

          1,000   Washington County, Pennsylvania, Revenue Bonds, TRAN, 2% due 12/30/2004                             1,002

          1,155   Westmoreland County, Pennsylvania, IDA Revenue Bonds (Newcomer Products), VRDN, AMT,
                  1.68% due 12/01/2006 (d)                                                                            1,155

          2,515   York County, Pennsylvania, IDA, Revenue Bonds (495 Leasing Project), VRDN, AMT, 1.67% due
                  6/01/2021 (d)                                                                                       2,515


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Schedule of Investments (concluded)                         CMA Pennsylvania Municipal Money Fund            (In Thousands)

       Face
       Amount     Municipal Bonds                                                                                   Value
Puerto Rico--0.5%

        $ 2,591   Puerto Rico Public Finance Corporation Revenue Bonds, FLOATS, VRDN, Series 911, 1.51%
                  due 8/01/2026 (d)(f)                                                                          $     2,591

                  Total Investments (Cost--$468,759*)--99.7%                                                        468,759
                  Other Assets Less Liabilities--0.3%                                                                 1,284
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $   470,043
                                                                                                                ===========


              (a) AMBAC Insured.

              (b) MBIA Insured.

              (c) FGIC Insured.

              (d) The interest rate is subject to change periodically based upon prevailing market rates.
                  The interest rate shown is the rate in effect at September 30, 2004.

              (e) FSA Insured.

              (f) CIFG Insured.

              (g) Radian Insured.

                * Cost for federal income tax purposes.

                  See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004

Statement of Assets and Liabilities
                                                          CMA               CMA                CMA                CMA
As of September 30, 2004                                Arizona          California        Connecticut       Massachusetts
Assets

       Investments in unaffiliated securities,
       at value*                                    $   160,836,788    $ 2,348,391,894    $   554,658,657   $   356,329,232
                                                    ---------------    ---------------    ---------------   ---------------
       Cash                                                  92,866             21,420            261,415            62,579
       Receivable for securities sold                            --                 --                 --                --
       Interest receivable                                  468,256          7,123,651          1,743,614         1,025,622
       Receivable for beneficial interest sold              114,526                 --                 --                --
       Prepaid expenses and other assets                      8,028             25,537             17,870            16,429
                                                    ---------------    ---------------    ---------------   ---------------
       Total assets                                     161,520,464      2,355,562,502        556,681,556       357,433,862
                                                    ---------------    ---------------    ---------------   ---------------

Liabilities

       Payable for securities purchased                   1,000,000         60,548,400         10,108,400                --
       Payable to distributor                                57,627            755,810            172,983           124,632
       Payable to investment adviser                         13,363            157,534             44,406            29,463
       Payable for other affiliates                           3,619             53,941              9,600             9,383
       Payable for beneficial interest redeemed                  --              6,802              1,583             1,707
       Dividends payable to shareholders                         --                 --                 --               151
       Accrued expenses and other liabilities                 1,759             41,715             11,136                --
                                                    ---------------    ---------------    ---------------   ---------------
       Total liabilities                                  1,076,368         61,564,202         10,348,108           165,336
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Net assets                                   $   160,444,096    $ 2,293,998,300    $   546,333,448   $   357,268,526
                                                    ===============    ===============    ===============   ===============

Net Assets Consist of

       Shares of beneficial interest,
       $.10 par value, unlimited number
       of shares authorized                         $    16,050,738    $   229,442,299    $    54,639,109   $    35,724,189
       Paid-in capital in excess of par                 144,456,525      2,064,605,481        491,677,647       321,517,598
                                                    ---------------    ---------------    ---------------   ---------------
       Undistributed (accumulated distributions
       in excess of) investment income--net                      45                 70                 --                --
       Undistributed (accumulated) realized
       capital gains (losses)--net                         (63,212)           (49,550)             16,692            26,739
                                                    ---------------    ---------------    ---------------   ---------------
       Total accumulated earnings (losses)--net            (63,167)           (49,480)             16,692            26,739
                                                    ---------------    ---------------    ---------------   ---------------
       Net Assets--Equivalent to $1.00 per
       share based on shares of beneficial
       interest outstanding++                       $   160,444,096    $ 2,293,998,300    $   546,333,448   $   357,268,526
                                                    ===============    ===============    ===============   ===============
           ++ Shares of beneficial interest
              outstanding                           $   160,507,375    $ 2,294,422,995    $   546,391,090   $   357,241,885
                                                    ===============    ===============    ===============   ===============
            * Identified cost                       $   160,836,788    $ 2,348,391,894    $   554,658,657   $   356,329,232
                                                    ===============    ===============    ===============   ===============

              See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Statement of Assets and Liabilities (continued)
                                                          CMA               CMA                CMA                CMA
As of September 30, 2004                                Michigan         New Jersey          New York        North Carolina
Assets

       Investments in unaffiliated securities,
       at value*                                    $   289,332,249    $ 1,045,541,004    $ 2,272,698,018   $   201,565,390
                                                    ---------------    ---------------    ---------------   ---------------
       Cash                                                  57,391            220,856         10,114,633            78,097
       Receivable for securities sold                            --                 --         20,017,634                --
       Interest receivable                                1,164,700          3,551,274          8,109,979           575,975
       Receivable for beneficial interest sold                   --            238,183          1,403,139         2,172,720
       Prepaid expenses and other assets                      5,381             10,357             20,957            11,875
                                                    ---------------    ---------------    ---------------   ---------------
       Total assets                                     290,559,721      1,049,561,674      2,312,364,360       204,404,057
                                                    ---------------    ---------------    ---------------   ---------------

Liabilities

       Payable for securities purchased                          --         10,108,400         16,100,580           957,038
       Payable to distributor                                89,753            352,608            712,178            70,019
       Payable to investment adviser                         24,477             79,274            155,171            16,892
       Payable for other affiliates                           9,854             24,363             49,247             5,967
       Payable for beneficial interest redeemed               2,699                 --                 --                --
       Dividends payable to shareholders                         --                 --                 --                --
       Accrued expenses and other liabilities                 1,248             36,093             51,741            14,198
                                                    ---------------    ---------------    ---------------   ---------------
       Total liabilities                                    128,031         10,600,738         17,068,917         1,064,114
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Net assets                                   $   290,431,690    $ 1,038,960,936    $ 2,295,295,443   $   203,339,943
                                                    ===============    ===============    ===============   ===============

Net Assets Consist of

       Shares of beneficial interest,
       $.10 par value, unlimited number
       of shares authorized                         $    29,050,870    $   103,892,855    $   229,538,715   $    20,335,697
       Paid-in capital in excess of par                 261,420,913        935,035,368      2,065,440,196       183,005,904
                                                    ---------------    ---------------    ---------------   ---------------
       Undistributed (accumulated distributions
       in excess of) investment income--net                      --                 --                 --          (13,257)
       Undistributed (accumulated) realized
       capital gains (losses)--net                         (40,093)             32,713            316,532            11,599
                                                    ---------------    ---------------    ---------------   ---------------
       Total accumulated earnings (losses)--net            (40,093)             32,713            316,532           (1,658)
                                                    ---------------    ---------------    ---------------   ---------------
       Net Assets--Equivalent to $1.00 per
       share based on shares of beneficial
       interest outstanding++                       $   290,431,690    $ 1,038,960,936    $ 2,295,295,443   $   203,339,943
                                                    ===============    ===============    ===============   ===============
           ++ Shares of beneficial interest
              outstanding                           $   290,508,704    $ 1,038,928,551    $ 2,295,387,146   $   203,356,966
                                                    ===============    ===============    ===============   ===============
            * Identified cost                       $   289,332,249    $ 1,045,541,004    $ 2,272,698,018   $   201,565,390
                                                    ===============    ===============    ===============   ===============

              See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Statement of Assets and Liabilities (concluded)
                                                                                               CMA                CMA
As of September 30, 2004                                                                       Ohio           Pennsylvania

Assets

       Investments in unaffiliated securities, at value*                                  $   394,844,243   $   468,759,034
                                                                                          ---------------   ---------------
       Cash                                                                                        15,554            95,015
       Receivable for securities sold                                                                  --                --
       Interest receivable                                                                      1,554,800         1,411,059
       Receivable for beneficial interest sold                                                         --                --
       Prepaid expenses and other assets                                                           11,886            15,570
                                                                                          ---------------   ---------------
       Total assets                                                                           396,426,483       470,280,678
                                                                                          ---------------   ---------------

Liabilities

       Payable for securities purchased                                                                --                --
       Payable to distributor                                                                     138,669           164,668
       Payable to investment adviser                                                               32,727            38,844
       Payable for other affiliates                                                                13,127            13,853
       Payable for beneficial interest redeemed                                                     1,985             8,930
       Dividends payable to shareholders                                                              195               159
       Accrued expenses and other liabilities                                                      14,816            11,710
                                                                                          ---------------   ---------------
       Total liabilities                                                                          201,519           238,164
                                                                                          ---------------   ---------------

Net Assets

       Net assets                                                                         $   396,224,964   $   470,042,514
                                                                                          ===============   ===============

Net Assets Consist of

       Shares of beneficial interest, $.10 par value, unlimited number
       of shares authorized                                                               $    39,622,497   $    47,014,457
       Paid-in capital in excess of par                                                       356,602,467       423,105,769
                                                                                          ---------------   ---------------
       Undistributed (accumulated distributions in excess of) investment income--net                   --                --
       Undistributed (accumulated) realized capital gains (losses)--net                                --          (77,712)
                                                                                          ---------------   ---------------
       Total accumulated earnings (losses)--net                                                        --          (77,712)
                                                                                          ---------------   ---------------
       Net Assets--Equivalent to $1.00 per share based on shares of
       beneficial interest outstanding++                                                  $   396,224,964   $   470,042,514
                                                                                          ===============   ===============
           ++ Shares of beneficial interest
              outstanding                                                                 $   396,224,964   $   470,144,569
                                                                                          ===============   ===============
            * Identified cost                                                             $   394,844,243   $   468,759,034
                                                                                          ===============   ===============

              See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Statement of Operations
                                                          CMA               CMA                CMA                CMA
For the Six Months Ended September 30, 2004             Arizona          California        Connecticut       Massachusetts
Investment Income

       Interest and amortization of premium and
       discount earned                              $     1,043,330    $    13,756,299    $     3,273,065   $     2,178,547
                                                    ---------------    ---------------    ---------------   ---------------
       Total income                                       1,043,330         13,756,299          3,273,065         2,178,547
                                                    ---------------    ---------------    ---------------   ---------------

Expenses

       Investment advisory fees                             432,258          4,794,946          1,435,863           936,938
       Distribution fees                                    107,042          1,440,566            366,791           233,541
       Accounting services                                   25,513            171,782             61,537            39,508
       Professional fees                                     25,308             33,707             29,924            35,744
       Transfer agent fees                                    8,828            101,144             21,010            22,479
       Registration fees                                     16,711             11,753              9,824             9,939
       Printing and shareholder reports                      10,343             25,976             16,251            11,709
       Custodian fees                                         5,508             32,474             10,243             6,961
       Pricing fees                                           4,065              9,354              3,936             5,758
       Trustees' fees and expenses                              984             10,604              2,750             1,678
       Other                                                  7,212             20,713             10,192             8,617
                                                    ---------------    ---------------    ---------------   ---------------
       Total expenses                                       643,772          6,653,019          1,968,321         1,312,872
                                                    ---------------    ---------------    ---------------   ---------------
       Investment income--net                               399,558          7,103,280          1,304,744           865,675
                                                    ---------------    ---------------    ---------------   ---------------

Realized Gain (Loss)--Net

       Realized gain (loss) on investments--net               (789)            178,360              (109)          (10,083)
                                                    ---------------    ---------------    ---------------   ---------------
       Net Increase in Net Assets Resulting
       from Operations                              $       398,769    $     7,281,640    $     1,304,635   $       855,592
                                                    ===============    ===============    ===============   ===============

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Statement of Operations (continued)
                                                          CMA               CMA                CMA                CMA
For the Six Months Ended September 30, 2004             Michigan         New Jersey          New York        North Carolina
Investment Income

       Interest and amortization of premium and
       discount earned                              $     2,025,892    $     6,432,753    $    13,943,612   $     1,368,815
                                                    ---------------    ---------------    ---------------   ---------------
       Total income                                       2,025,892          6,432,753         13,943,612         1,368,815
                                                    ---------------    ---------------    ---------------   ---------------

Expenses

       Investment advisory fees                             827,525          2,530,865          4,945,141           581,601
       Distribution fees                                    192,973            690,663          1,501,451           145,204
       Accounting services                                   39,010            102,480            179,948            30,613
       Professional fees                                     25,913             32,755             33,535            28,549
       Transfer agent fees                                   20,876             58,561            119,160            16,035
       Registration fees                                     12,544             11,269             14,961             8,947
       Printing and shareholder reports                      13,228             16,703             29,462            12,437
       Custodian fees                                         7,491             17,610             35,611             5,722
       Pricing fees                                           5,453              5,726             11,874             3,922
       Trustees' fees and expenses                            1,514              5,330             10,938             1,295
       Other                                                  8,579             14,114             23,448             8,404
                                                    ---------------    ---------------    ---------------   ---------------
       Total expenses                                     1,155,106          3,486,076          6,905,529           842,729
                                                    ---------------    ---------------    ---------------   ---------------
       Investment income--net                               870,786          2,946,677          7,038,083           526,086
                                                    ---------------    ---------------    ---------------   ---------------

Realized Gain (Loss)--Net

       Realized gain (loss) on investments--net                  --            (8,989)             96,320           (3,740)
                                                    ---------------    ---------------    ---------------   ---------------
       Net Increase in Net Assets Resulting
       from Operations                              $       870,786    $     2,937,688    $     7,134,403   $       522,346
                                                    ===============    ===============    ===============   ===============

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Statement of Operations (concluded)
                                                                                               CMA                CMA
For the Six Months Ended September 30, 2004                                                    Ohio           Pennsylvania
Investment Income

       Interest and amortization of premium and
       discount earned                                                                    $     2,431,017   $     2,947,671
                                                                                          ---------------   ---------------
       Total income                                                                             2,431,017         2,947,671
                                                                                          ---------------   ---------------

Expenses

       Investment advisory fees                                                                 1,014,011         1,232,655
       Distribution fees                                                                          253,391           302,588
       Accounting services                                                                         46,283            51,985
       Professional fees                                                                           25,713            27,642
       Transfer agent fees                                                                         29,561            35,978
       Registration fees                                                                           11,783            10,166
       Printing and shareholder reports                                                            14,759            14,241
       Custodian fees                                                                               7,136             9,564
       Pricing fees                                                                                 7,814             8,517
       Trustees' fees and expenses                                                                  1,971             2,260
       Other                                                                                        8,287             9,755
                                                                                          ---------------   ---------------
       Total expenses                                                                           1,420,709         1,705,351
                                                                                          ---------------   ---------------
       Investment income--net                                                                   1,010,308         1,242,320
                                                                                          ---------------   ---------------

Realized Gain (Loss)--Net

       Realized gain (loss) on investments--net                                                        --             3,605
                                                                                          ---------------   ---------------
       Net Increase in Net Assets Resulting from Operations                               $     1,010,308   $     1,245,925
                                                                                          ===============   ===============

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Statements of Changes in Net Assets
                                                             CMA Arizona                           CMA California
                                                      For the Six         For the          For the Six          For the
                                                     Months Ended        Year Ended       Months Ended         Year Ended
                                                     September 30,       March 31,        September 30,        March 31,
Increase (Decrease) in Net Assets:                        2004              2004               2004               2004
Operations

       Investment income--net                       $       399,558    $       654,543    $     7,103,280   $    13,030,838
       Realized gain (loss)--net                              (789)             20,646            178,360           (4,247)
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase in net assets resulting
       from operations                                      398,769            675,189          7,281,640        13,026,591
                                                    ---------------    ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                             (399,558)          (654,543)        (7,103,210)      (13,030,838)
       Realized gain--net                                        --                 --                 --                --
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets resulting from
       dividends and distributions to shareholders        (399,558)          (654,543)        (7,103,210)      (13,030,838)
                                                    ---------------    ---------------    ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares                 484,003,447      1,253,844,182      5,589,530,138     9,936,029,044
       Value of shares issued to shareholders in
       reinvestment of dividends                            399,636            654,498          7,104,802        13,029,976
                                                    ---------------    ---------------    ---------------   ---------------
                                                        484,403,083      1,254,498,680      5,596,634,940     9,949,059,020
       Cost of shares redeemed                        (491,344,069)    (1,277,945,951)    (5,641,714,884)  (10,277,005,962)
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase (decrease) in net assets
       derived from beneficial interest
       transactions                                     (6,940,986)       (23,447,271)       (45,079,944)     (327,946,942)
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets          (6,941,775)       (23,426,625)       (44,901,514)     (327,951,189)
       Beginning of period                              167,385,871        190,812,496      2,338,899,814     2,666,851,003
                                                    ---------------    ---------------    ---------------   ---------------
       End of period*                               $   160,444,096    $   167,385,871    $ 2,293,998,300   $ 2,338,899,814
                                                    ===============    ===============    ===============   ===============
          * Undistributed investment income--net    $            45    $            45    $            70                --
                                                    ===============    ===============    ===============   ===============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Statements of Changes in Net Assets (continued)
                                                           CMA Connecticut                       CMA Massachusetts
                                                      For the Six         For the          For the Six          For the
                                                     Months Ended        Year Ended       Months Ended         Year Ended
                                                     September 30,       March 31,        September 30,        March 31,
Increase (Decrease) in Net Assets:                        2004              2004               2004               2004
Operations

       Investment income--net                       $     1,304,744    $     2,041,057    $       865,675   $     1,513,814
       Realized gain (loss)--net                              (109)             71,209           (10,083)            36,822
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase in net assets resulting
       from operations                                    1,304,635          2,112,266            855,592         1,550,636
                                                    ---------------    ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                           (1,304,744)        (2,041,057)          (865,675)       (1,513,814)
       Realized gain--net                                        --                 --                 --          (19,653)
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets resulting from
       dividends and distributions to shareholders      (1,304,744)        (2,041,057)          (865,675)       (1,533,467)
                                                    ---------------    ---------------    ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares                 878,636,374      1,885,303,797        767,180,509     1,637,836,524
       Value of shares issued to shareholders in
       reinvestment of dividends                          1,305,118          2,041,104            865,498         1,533,689
                                                    ---------------    ---------------    ---------------   ---------------
                                                        879,941,492      1,887,344,901        768,046,007     1,639,370,213
       Cost of shares redeemed                        (929,449,122)    (1,826,883,294)      (783,006,300)   (1,688,766,747)
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase (decrease) in net assets
       derived from beneficial interest
       transactions                                    (49,507,630)         60,461,607       (14,960,293)      (49,396,534)
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets         (49,507,739)         60,532,816       (14,970,376)      (49,379,365)
       Beginning of period                              595,841,187        535,308,371        372,238,902       421,618,267
                                                    ---------------    ---------------    ---------------   ---------------
       End of period*                               $   546,333,448    $   595,841,187    $   357,268,526   $   372,238,902
                                                    ===============    ===============    ===============   ===============
          * Undistributed investment income--net                 --                 --                 --                --
                                                    ===============    ===============    ===============   ===============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Statements of Changes in Net Assets (continued)
                                                             CMA Michigan                          CMA New Jersey
                                                      For the Six         For the          For the Six          For the
                                                     Months Ended        Year Ended       Months Ended         Year Ended
                                                     September 30,       March 31,        September 30,        March 31,
Increase (Decrease) in Net Assets:                        2004              2004               2004               2004
Operations

       Investment income--net                       $       870,786    $     1,456,641    $     2,946,677   $     5,246,480
       Realized gain (loss)--net                                 --              9,035            (8,989)            53,197
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase in net assets resulting
       from operations                                      870,786          1,465,676          2,937,688         5,299,677
                                                    ---------------    ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                             (870,786)        (1,456,641)        (2,946,677)       (5,246,480)
       Realized gain--net                                        --                 --                 --          (34,343)
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets resulting from
       dividends and distributions to shareholders        (870,786)        (1,456,641)        (2,946,677)       (5,280,823)
                                                    ---------------    ---------------    ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares                 713,116,151      1,549,290,544      1,974,732,783     4,043,731,243
       Value of shares issued to shareholders in
       reinvestment of dividends                            870,651          1,456,757          2,947,543         5,280,352
                                                    ---------------    ---------------    ---------------   ---------------
                                                        713,986,802      1,550,747,301      1,977,680,326     4,049,011,595
       Cost of shares redeemed                        (751,047,330)    (1,572,512,979)    (2,103,910,951)   (4,109,784,341)
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase (decrease) in net assets
       derived from beneficial interest
       transactions                                    (37,060,528)       (21,765,678)      (126,230,625)      (60,772,746)
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets         (37,060,528)       (21,756,643)      (126,239,614)      (60,753,892)
       Beginning of period                              327,492,218        349,248,861      1,165,200,550     1,225,954,442
                                                    ---------------    ---------------    ---------------   ---------------
       End of period*                               $   290,431,690    $   327,492,218    $ 1,038,960,936   $ 1,165,200,550
                                                    ===============    ===============    ===============   ===============
          * Accumulated distributions in excess of
            investment income--net                               --                 --                 --                --
                                                    ===============    ===============    ===============   ===============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Statements of Changes in Net Assets (continued)
                                                             CMA New York                        CMA North Carolina
                                                      For the Six         For the          For the Six          For the
                                                     Months Ended        Year Ended       Months Ended         Year Ended
                                                     September 30,       March 31,        September 30,        March 31,
Increase (Decrease) in Net Assets:                        2004              2004               2004               2004
Operations

       Investment income--net                       $     7,038,083    $    12,261,881    $       526,086   $     1,017,987
       Realized gain (loss)--net                             96,320            310,368            (3,740)            48,962
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase in net assets resulting
       from operations                                    7,134,403         12,572,249            522,346         1,066,949
                                                    ---------------    ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                           (7,038,083)       (12,261,881)          (539,343)       (1,017,987)
       Realized gain--net                                        --           (49,716)                 --                --
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets resulting from
       dividends and distributions to shareholders      (7,038,083)       (12,311,597)          (539,343)       (1,017,987)
                                                    ---------------    ---------------    ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares               3,499,189,931      7,079,203,242        307,131,239       472,763,982
       Value of shares issued to shareholders in
       reinvestment of dividends                          7,039,724         12,310,412            539,395         1,018,022
                                                    ---------------    ---------------    ---------------   ---------------
                                                      3,506,229,655      7,091,513,654        307,670,634       473,782,004
       Cost of shares redeemed                      (3,721,443,299)    (7,109,319,325)      (344,889,296)     (521,334,272)
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets derived
       from beneficial interest transactions          (215,213,644)       (17,805,671)       (37,218,662)      (47,552,268)
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Total decrease in net assets                   (215,117,324)       (17,545,019)       (37,235,659)      (47,503,306)
       Beginning of period                            2,510,412,767      2,527,957,786        240,575,602       288,078,908
                                                    ---------------    ---------------    ---------------   ---------------
       End of period*                               $ 2,295,295,443    $ 2,510,412,767    $   203,339,943   $   240,575,602
                                                    ===============    ===============    ===============   ===============
          * Accumulated distributions in excess of
            investment income--net                               --                 --           (13,257)                --
                                                    ===============    ===============    ===============   ===============

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Statements of Changes in Net Assets (concluded)
                                                               CMA Ohio                           CMA Pennsylvania
                                                      For the Six         For the          For the Six          For the
                                                     Months Ended        Year Ended       Months Ended         Year Ended
                                                     September 30,       March 31,        September 30,        March 31,
Increase (Decrease) in Net Assets:                        2004              2004               2004               2004
Operations

       Investment income--net                       $     1,010,308    $     1,924,097    $     1,242,320   $     2,295,457
       Realized gain (loss)--net                                 --                 --              3,605               838
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase in net assets resulting
       from operations                                    1,010,308          1,924,097          1,245,925         2,296,295
                                                    ---------------    ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                           (1,010,308)        (1,924,097)        (1,242,320)       (2,295,457)
       Realized gain--net                                        --                 --                 --                --
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets resulting from
       dividends and distributions to shareholders      (1,010,308)        (1,924,097)        (1,242,320)       (2,295,457)
                                                    ---------------    ---------------    ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares                 618,570,474      1,321,941,807      1,017,945,474     1,861,178,125
       Value of shares issued to shareholders in
       reinvestment of dividends                          1,010,164          1,924,234          1,242,205         2,295,509
                                                    ---------------    ---------------    ---------------   ---------------
                                                        619,580,638      1,323,866,041      1,019,187,679     1,863,473,634
       Cost of shares redeemed                        (637,400,338)    (1,384,088,755)    (1,049,422,354)   (1,954,306,148)
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets derived
       from beneficial interest transactions           (17,819,700)       (60,222,714)       (30,234,675)      (90,832,514)
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Total decrease in net assets                    (17,819,700)       (60,222,714)       (30,231,070)      (90,831,676)
       Beginning of period                              414,044,664        474,267,378        500,273,584       591,105,260
                                                    ---------------    ---------------    ---------------   ---------------
       End of period*                               $   396,224,964    $   414,044,664    $   470,042,514   $   500,273,584
                                                    ===============    ===============    ===============   ===============
          * Accumulated distributions in excess of
            investment income--net                               --                 --                 --                --
                                                    ===============    ===============    ===============   ===============

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Financial Highlights                                                                       CMA Arizona Municipal Money Fund

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004      2004          2003          2002          2001
Per Share Operating Performance

       Net asset value, beginning of period            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
       Investment income--net                                  --++          --++           .01           .02           .03
       Realized gain (loss)--net                             --++++          --++            --            --          --++
                                                       ------------  ------------  ------------  ------------  ------------
       Total from investment operations                        --++          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
       Less dividends from investment income--net            --++++        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
       Net asset value, end of period                  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
       Total investment return                              .23%+++          .35%          .77%         1.68%         3.37%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

       Expenses, net of waiver                                .74%*          .74%          .72%          .71%          .74%
                                                       ============  ============  ============  ============  ============
       Expenses                                               .74%*          .74%          .72%          .71%          .74%
                                                       ============  ============  ============  ============  ============
       Investment income--net                                 .46%*          .36%          .78%         1.71%         3.31%
                                                       ============  ============  ============  ============  ============

Supplemental Data

       Net assets, end of period (in thousands)        $    160,444  $    167,386  $    190,812  $    227,708  $    248,880
                                                       ============  ============  ============  ============  ============




                                                                                        CMA California Municipal Money Fund

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004      2004          2003          2002          2001
Per Share Operating Performance

       Net asset value, beginning of period            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
       Investment income--net                                  --++          --++           .01           .02           .03
       Realized gain (loss)--net                               --++        --++++          --++          --++        --++++
                                                       ------------  ------------  ------------  ------------  ------------
       Total from investment operations                        --++          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
       Less dividends from investment income--net            --++++        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
       Net asset value, end of period                  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
       Total investment return                              .31%+++          .49%          .85%         1.61%         3.02%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

       Expenses                                               .57%*          .57%          .57%          .57%          .58%
                                                       ============  ============  ============  ============  ============
       Investment income--net                                 .61%*          .50%          .85%         1.58%         2.98%
                                                       ============  ============  ============  ============  ============

Supplemental Data

       Net assets, end of period (in thousands)        $  2,293,998  $  2,338,900  $  2,666,851  $  2,714,886  $  2,429,174
                                                       ============  ============  ============  ============  ============

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

       +++ Aggregate total investment return.

         * Annualized.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Financial Highlights (continued)                                                       CMA Connecticut Municipal Money Fund

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004      2004          2003          2002          2001
Per Share Operating Performance

       Net asset value, beginning of period            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
       Investment income--net                                  --++          --++           .01           .02           .03
       Realized gain (loss)--net                             --++++          --++          --++          --++          --++
                                                       ------------  ------------  ------------  ------------  ------------
       Total from investment operations                        --++          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
       Less dividends from investment income--net            --++++        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
       Net asset value, end of period                  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
       Total investment return                              .23%+++          .34%          .70%         1.49%         3.21%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

       Expenses, net of waiver                                .67%*          .66%          .67%          .67%          .67%
                                                       ============  ============  ============  ============  ============
       Expenses                                               .67%*          .67%          .67%          .67%          .67%
                                                       ============  ============  ============  ============  ============
       Investment income--net                                 .44%*          .34%          .70%         1.50%         3.16%
                                                       ============  ============  ============  ============  ============

Supplemental Data

       Net assets, end of period (in thousands)        $    546,333  $    595,841  $    535,308  $    631,776  $    644,360
                                                       ============  ============  ============  ============  ============

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

       +++ Aggregate total investment return.

         * Annualized.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Financial Highlights (continued)                                                     CMA Massachusetts Municipal Money Fund

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004      2004          2003          2002          2001
Per Share Operating Performance

       Net asset value, beginning of period            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
       Investment income--net                                  --++          --++           .01           .02           .03
       Realized gain (loss)--net                             --++++          --++          --++          --++          --++
                                                       ------------  ------------  ------------  ------------  ------------
       Total from investment operations                        --++          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
       Less dividends and distributions:
           Investment income--net                            --++++        --++++         (.01)         (.02)         (.03)
           Realized gain--net                                    --        --++++            --            --            --
                                                       ------------  ------------  ------------  ------------  ------------
       Total dividends and distributions                     --++++        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
       Net asset value, end of period                  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
       Total investment return                              .23%+++          .38%          .79%         1.70%         3.34%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

       Expenses                                               .70%*          .70%          .69%          .70%          .70%
                                                       ============  ============  ============  ============  ============
       Investment income--net                                 .46%*          .38%          .78%         1.74%         3.28%
                                                       ============  ============  ============  ============  ============

Supplemental Data

       Net assets, end of period (in thousands)        $    357,269  $    372,239  $    421,618  $    451,288  $    525,563
                                                       ============  ============  ============  ============  ============




                                                                                          CMA Michigan Municipal Money Fund

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004      2004          2003          2002          2001
Per Share Operating Performance

       Net asset value, beginning of period            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
       Investment income--net                                  --++          --++           .01           .02           .03
       Realized gain (loss)--net                                 --          --++          --++            --          --++
                                                       ------------  ------------  ------------  ------------  ------------
       Total from investment operations                        --++          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
       Less dividends from investment income--net            --++++        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
       Net asset value, end of period                  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
       Total investment return                              .27%+++          .42%          .85%         1.74%         3.47%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

       Expenses                                               .70%*          .70%          .69%          .70%          .70%
                                                       ============  ============  ============  ============  ============
       Investment income--net                                 .53%*          .43%          .84%         1.77%         3.40%
                                                       ============  ============  ============  ============  ============

Supplemental Data

       Net assets, end of period (in thousands)        $    290,432  $    327,492  $    349,249  $    360,558  $    391,944
                                                       ============  ============  ============  ============  ============

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

       +++ Aggregate total investment return.

        * Annualized.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Financial Highlights (continued)                                                        CMA New Jersey Municipal Money Fund

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004      2004          2003          2002          2001
Per Share Operating Performance

       Net asset value, beginning of period            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
       Investment income--net                                  --++          --++           .01           .02           .03
       Realized gain (loss)--net                             --++++          --++          --++          --++          --++
                                                       ------------  ------------  ------------  ------------  ------------
       Total from investment operations                        --++          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
       Less dividends and distributions:
           Investment income--net                            --++++        --++++         (.01)         (.02)         (.03)
           Realized gain--net                                    --        --++++        --++++            --            --
                                                       ------------  ------------  ------------  ------------  ------------
       Total dividends and distributions                     --++++        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
       Net asset value, end of period                  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
       Total investment return                              .27%+++          .43%          .80%         1.66%         3.35%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

       Expenses, net of waiver                                .62%*          .61%          .62%          .62%          .62%
                                                       ============  ============  ============  ============  ============
       Expenses                                               .62%*          .61%          .62%          .62%          .62%
                                                       ============  ============  ============  ============  ============
       Investment income--net                                 .53%*          .44%          .79%         1.68%         3.27%
                                                       ============  ============  ============  ============  ============

Supplemental Data

       Net assets, end of period (in thousands)        $  1,038,961  $  1,165,201  $  1,225,954  $  1,266,932  $  1,309,394
                                                       ============  ============  ============  ============  ============

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

       +++ Aggregate total investment return.

         * Annualized.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004

Financial Highlights (continued)                                                          CMA New York Municipal Money Fund

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004      2004          2003          2002          2001
Per Share Operating Performance

       Net asset value, beginning of period            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
       Investment income--net                                  --++          --++           .01           .02           .03
       Realized gain (loss)--net                               --++          --++          --++          --++        --++++
                                                       ------------  ------------  ------------  ------------  ------------
       Total from investment operations                        --++          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
       Less dividends and distributions:
           Investment income--net                            --++++        --++++         (.01)         (.02)         (.03)
           Realized gain--net                                    --        --++++            --            --            --
                                                       ------------  ------------  ------------  ------------  ------------
       Total dividends and distributions                     --++++        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
       Net asset value, end of period                  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
       Total investment return                              .30%+++          .49%          .91%         1.74%         3.49%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

       Expenses                                               .57%*          .57%          .57%          .57%          .58%
                                                       ============  ============  ============  ============  ============
       Investment income--net                                 .59%*          .50%          .92%         1.72%         3.42%
                                                       ============  ============  ============  ============  ============

Supplemental Data

       Net assets, end of period (in thousands)        $  2,295,295  $  2,510,413  $  2,527,958  $  2,663,032  $  2,523,324
                                                       ============  ============  ============  ============  ============



                                                                                    CMA North Carolina Municipal Money Fund

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004      2004          2003          2002          2001
Per Share Operating Performance

       Net asset value, beginning of period            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
       Investment income--net                                  --++          --++           .01           .02           .03
       Realized gain (loss)--net                             --++++          --++          --++            --            --
                                                       ------------  ------------  ------------  ------------  ------------
       Total from investment operations                        --++          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
       Less dividends from investment income--net            --++++        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
       Net asset value, end of period                  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
       Total investment return                              .24%+++          .37%          .76%         1.63%         3.42%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

       Expenses, net of waiver                                .72%*          .71%          .70%          .71%          .71%
                                                       ============  ============  ============  ============  ============
       Expenses                                               .72%*          .71%          .70%          .71%          .71%
                                                       ============  ============  ============  ============  ============
       Investment income--net                                 .45%*          .38%          .77%         1.62%         3.36%
                                                       ============  ============  ============  ============  ============

Supplemental Data

       Net assets, end of period (in thousands)        $    203,340  $    240,576  $    288,079  $    366,196  $    330,559
                                                       ============  ============  ============  ============  ============

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

       +++ Aggregate total investment return.

         * Annualized.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Financial Highlights (concluded)                                                              CMA Ohio Municipal Money Fund

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004      2004          2003          2002          2001
Per Share Operating Performance

       Net asset value, beginning of period            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
       Investment income--net                                  --++          --++           .01           .02           .03
       Realized gain--net                                        --            --            --          --++            --
                                                       ------------  ------------  ------------  ------------  ------------
       Total from investment operations                        --++          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
       Less dividends and distributions:
           Investment income--net                            --++++        --++++         (.01)         (.02)         (.03)
           Realized gain--net                                    --            --        --++++            --            --
                                                       ------------  ------------  ------------  ------------  ------------
       Total dividends and distributions                     --++++        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
       Net asset value, end of period                  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
       Total investment return                              .25%+++          .43%          .90%         1.81%         3.49%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

       Expenses                                               .70%*          .69%          .69%          .70%          .70%
                                                       ============  ============  ============  ============  ============
       Investment income--net                                 .50%*          .43%          .90%         1.83%         3.43%
                                                       ============  ============  ============  ============  ============

Supplemental Data

       Net assets, end of period (in thousands)        $    396,225  $    414,045  $    474,267  $    454,196  $    461,941
                                                       ============  ============  ============  ============  ============



                                                                                      CMA Pennsylvania Municipal Money Fund

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004      2004          2003          2002          2001
Per Share Operating Performance

       Net asset value, beginning of period            $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
       Investment income--net                                  --++          --++           .01           .02           .03
       Realized gain (loss)--net                               --++          --++        --++++          --++          --++
                                                       ------------  ------------  ------------  ------------  ------------
       Total from investment operations                        --++          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
       Less dividends from investment income--net            --++++        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
       Net asset value, end of period                  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
       Total investment return                              .25%+++          .42%          .83%         1.71%         3.47%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

       Expenses                                               .69%*          .68%          .67%          .68%          .68%
                                                       ============  ============  ============  ============  ============
       Investment income--net                                 .50%*          .43%          .84%         1.72%         3.42%
                                                       ============  ============  ============  ============  ============

Supplemental Data

       Net assets, end of period (in thousands)        $    470,043  $    500,274  $    591,105  $    628,356  $    601,403
                                                       ============  ============  ============  ============  ============

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

       +++ Aggregate total investment return.

         * Annualized.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA Ohio Municipal Money Fund, CMA Pennsylvania Municipal Money Fund, (the "Funds") are part of CMA Multi-State Municipal Series Trust (the "Trust"). The Funds are registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Funds declare dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Funds may distribute capital gains more frequently than annually in order to maintain each Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee based upon the average daily value of each Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; ..425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from each Fund at the end of each month at the annual rate of .125% of average daily net assets of each Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of each Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to each Fund by MLPF&S in processing share orders and administering shareholder accounts.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004



Notes to Financial Statements (concluded)


Financial Data Services, Inc.("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

For the six months ended September 30, 2004, the Funds reimbursed
FAM for the following accounting services:


                                                  Accounting
Funds                                               Services

CMA Arizona                                          $ 1,836
CMA California                                       $23,222
CMA Connecticut                                      $ 6,382
CMA Massachusetts                                    $ 3,593
CMA Michigan                                         $ 3,383
CMA New Jersey                                       $11,765
CMA New York                                         $25,581
CMA North Carolina                                   $ 2,422
CMA Ohio                                             $ 4,202
CMA Pennsylvania                                     $ 5,021


Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
On March 31, 2004, certain Funds had capital loss carryforwards. There was $62,423 in CMA Arizona Municipal Money Fund, of which $15,236 expires in 2005, $5,580 expires in 2006, $5,514 expires in
2007, $10,340 expires in 2008 and $25,753 expires in 2009; $118,826 in CMA California Municipal Money Fund, all of which expires in 2009; $40,093 in CMA Michigan Municipal Money Fund, of which $23,497 expires in 2005, $6,574 expires in 2006, $5,068 expires in 2008 and $4,954 expires in 2009; $81,317 in CMA Pennsylvania Municipal Money Fund, of which $21,841 expires in 2006, $3,815 expires in 2007, $20,995 expires in 2008, $33,951 expires in 2009 and $715 expires in 2010. These amounts will be available to offset like amounts of any future taxable gains.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004



Availability of Quarterly Schedule of Investments


The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Funds offer electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, SEPTEMBER 30, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


CMA Multi-State Municipal Series Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       CMA Multi-State Municipal Series Trust


Date: November 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       CMA Multi-State Municipal Series Trust


Date: November 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       CMA Multi-State Municipal Series Trust


Date: November 19, 2004